                                                 Filed Pursuant to Rule 497(c)
                                                 File No. 33-34929

                                   PROSPECTUS

                                 AUGUST 1, 2004


WESTERN ASSET FUNDS, INC.
Western Asset U.S. Government Money Market Portfolio
Western Asset Money Market Portfolio

Western Asset Limited Duration Bond Portfolio

Western Asset Intermediate Bond Portfolio
Western Asset Intermediate Plus Bond Portfolio
Western Asset Core Bond Portfolio
Western Asset Core Plus Bond Portfolio
Western Asset Inflation Indexed Plus Bond Portfolio
Western Asset High Yield Portfolio
Western Asset Non-U.S. Opportunity Bond Portfolio
Western Asset Global Strategic Income Portfolio
Western Asset Enhanced Equity Portfolio


These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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                                TABLE OF CONTENTS

PROSPECTUS SUMMARY                                                                                  1

DESCRIPTION OF EACH PORTFOLIO, ITS INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES         1

PRINCIPAL RISKS                                                                                    10

PERFORMANCE INFORMATION                                                                            16

FEES AND EXPENSES                                                                                  22

MANAGEMENT OF THE PORTFOLIOS                                                                       27

PURCHASE OF SHARES                                                                                 29

DISTRIBUTION PLANS                                                                                 32

REDEMPTION OF SHARES                                                                               32

EXCHANGE PRIVILEGE                                                                                 33

NET ASSET VALUE                                                                                    34

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS                                                        35

TAX INFORMATION                                                                                    36

FINANCIAL HIGHLIGHTS                                                                               36

PROSPECTUS SUMMARY

General

Western Asset Funds, Inc. ("Western Asset Funds") consists of the following portfolios: Western Asset U.S. Government Money Market Portfolio, Western Asset Money Market Portfolio, Western Asset Limited Duration Bond Portfolio, Western Asset Intermediate Bond Portfolio, Western Asset Intermediate Plus Bond Portfolio, Western Asset Core Bond Portfolio, Western Asset Core Plus Bond Portfolio, Western Asset Inflation Indexed Plus Bond Portfolio, Western Asset High Yield Portfolio, Western Asset Non-U.S. Opportunity Bond Portfolio, Western Asset Global Strategic Income Portfolio and Western Asset Enhanced Equity Portfolio.

Manager and Advisers

Legg Mason Fund Adviser, Inc. (the "Manager") serves as the investment manager to each Portfolio. Western Asset Management Company ("Western Asset") and Western Asset Management Company Limited ("WAML") serve as the investment advisers to the various Portfolios as noted below. Western Asset and WAML are sometimes referred to as "Advisers."

DESCRIPTION OF EACH PORTFOLIO, ITS INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective and policies for each Portfolio are stated below. There is no assurance a Portfolio will meet its objectives.

Western Asset U.S. Government Money Market Portfolio
Adviser:      Western Asset
Objective:    High current income consistent with liquidity and conservation of principal

The Portfolio is a money market fund that seeks to maintain a net asset value of $1.00 per share by investing in government money market instruments. To achieve its objective, the Portfolio generally adheres to the following practices:

     - It invests, under normal market conditions, at least 80% of its net assets in obligations of the U.S. Government and its agencies and instrumentalities and in repurchase agreements secured by obligations of the U.S. Government and its agencies and instrumentalities.

     - It may also invest in U.S. dollar-denominated debt obligations of "supranational organizations." "Supranational organizations" are non-governmental entities designated or supported by a government or governmental agency to promote economic development, such as the European Union, the International Monetary Fund, the United Nations and the World Bank.

     - It generally buys instruments maturing in 397 days or less. It can also buy certain variable and floating rate securities.
     - It maintains a dollar-weighted average portfolio maturity of 90 days or less.
     -    It may purchase or sell securities on a forward commitment basis.
     - It may engage in reverse repurchase agreements and other borrowings as permitted by applicable law.

Among the principal risks of investing in the Portfolio are Interest Rate Risk and Credit Risk. Please see "Principal Risks" on pages 10 to 15 for a discussion of these and other risks.

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Western Asset Money Market Portfolio
Adviser:      Western Asset
Objective:    High current income consistent with liquidity and conservation of principal

The Portfolio is a money market fund that seeks to maintain a net asset value of $1.00 per share. To achieve its objective, the Portfolio generally adheres to the following practices:

     -    It generally invests in money market instruments, such as:
              -    U.S. government obligations
              -    municipal obligations

              - instruments such as certificates of deposit, demand and time deposits, savings shares and bankers' acceptances issued by U.S. and non-U.S. banks and savings and loan institutions that have over $1 billion in total assets or where the principal amount is insured by the Federal Deposit Insurance Corporation

              -    repurchase agreements
              -    commercial paper and other short-term investments

     - It invests only in "high quality" money market instruments. "High quality" money market instruments are those that: (i) have received one of the two highest ratings by two or more Nationally Recognized Statistical Rating Organizations ("NRSROs"); (ii) have received one of the two highest ratings by one NRSRO if only one NRSRO has rated the security; or (iii) if unrated, are determined by Western Asset to be of comparable quality.

     - It may not invest more than 5% of its total assets in the "first tier" securities of any one issuer (except for U.S. government obligations). "First tier" securities are those that: (i) have been rated in the highest rating category by two NRSROs; (ii) receive the highest rating by one NRSRO if only one has rated the security; or (iii) if unrated, are determined by Western Asset to be of comparable quality.
     - It may not invest more than 1% of its total assets or $1 million (whichever is greater) in the "second tier" securities of any one issuer. "Second tier" securities are all "high quality" securities that are not "first tier" securities.
     - It may not invest more than 5% of its total assets in "second tier" securities.

     - It may invest only in U.S. dollar-denominated securities. These include non-U.S. investments denominated in U.S. dollars.

     - It may engage in reverse repurchase agreements and make other borrowings.
     - It generally buys money market securities maturing in 397 days or less. It can also buy certain variable and floating rate securities.
     -    It may purchase or sell securities on a forward commitment basis.
     - It maintains a dollar-weighted average portfolio maturity of 90 days or less.

Among the principal risks of investing in the Portfolio are Interest Rate Risk and Credit Risk. Please see "Principal Risks" on pages 10 to 15 for a discussion of these and other risks.

Western Asset Limited Duration Bond Portfolio, Western Asset Intermediate Bond Portfolio, Western Asset Intermediate Plus Bond Portfolio, Western Asset Core Bond Portfolio, Western Asset Core Plus Bond Portfolio
Advisers:     Western Asset and WAML (non-U.S. dollar denominated portions of
              Intermediate Plus Bond and Core Plus Bond Portfolios)

Objective:    Maximize total return, consistent with prudent investment
              management and liquidity needs, by investing to obtain the average duration specified for each Portfolio

Each of these Portfolios invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. To achieve their objectives, the Portfolios may invest in a variety of securities and instruments, including:

          -   U.S. Government obligations

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          -   corporate obligations ("corporate obligations" include, without limitation, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities)

          -   inflation-indexed securities
          -   mortgage- and other asset-backed securities

          - obligations of non-U.S. issuers, including obligations of non-U.S. governments, international agencies or supranational organizations
          -   fixed income securities of non-governmental U.S. or non-U.S.
              issuers

          -   municipal obligations
          -   variable and floating rate debt securities
          -   commercial paper and other short-term investments
          -   certificates of deposit, time deposits and bankers' acceptances
          -   loan participations and assignments
          -   structured notes
          -   repurchase agreements

In addition, the Portfolios may also:

          - invest up to 25% of their total assets in the securities of non-U.S. issuers

          - hold common stock or warrants received as the result of an exchange or tender of fixed income securities
          - invest in derivatives such as futures, options and swaps for both hedging and non-hedging purposes, including for purposes of enhancing returns
          -   buy or sell securities on a forward commitment basis
          -   lend their portfolio securities

          -   engage in non-U.S. currency exchange transactions

          -   engage in reverse repurchase agreements
          -   borrow money for temporary or emergency purposes

Each of the Portfolios may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase taxes payable by shareholders.

Each Portfolio in this group differs from the others in terms of its investment policies regarding its target average modified duration. In addition, the two "Plus" Bond Portfolios, the Intermediate Plus Bond Portfolio and Core Plus Bond Portfolio, differ from the other Portfolios in terms of their policies with respect to non-U.S. dollar denominated securities and the credit quality of their investments. These differences are summarized in the following table.

"Duration" refers to the range within which the average modified duration of a Portfolio is expected to fluctuate. Modified duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer). The target average modified duration of the Limited Duration Bond Portfolio is expected to range within 25% of the duration of its benchmark, the Merrill Lynch 1-3 Year Treasury Index. The average modified duration of the Intermediate Plus Bond Portfolio is expected to range within 20% of the duration of its benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index. With respect to the Core Bond Portfolio, the average modified duration is expected to range within 20% of the duration of the domestic bond market as a whole (normally three to six years, although this may vary) as measured by Western Asset. The average modified duration of the Core Plus Bond Portfolio is expected to range within 30% of the duration of the domestic bond market as a whole.

"Non- U.S. Currency Exposure" refers to whether a Portfolio presently intends to limit its investments to U.S. dollar denominated securities.

 "Credit Quality" refers to the percentage of a Portfolio's net assets that may be invested in debt securities that are rated, at the time of purchase, below investment grade, but at least B-/B3, or if unrated, are determined by the Adviser to be of comparable quality. For purposes of the foregoing credit quality policy, a Portfolio will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one NRSRO (or, if unrated, is determined by the Adviser to be of comparable quality). The continued holding of securities downgraded below investment grade or, if unrated, determined by

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the Adviser to be of comparable quality, will be evaluated by the Adviser on a case by case basis. As a result, each Portfolio may from time to time hold debt securities that are rated below investment grade.


   PORTFOLIO          DURATION           NON-U.S. CURRENCY EXPOSURE              CREDIT QUALITY
-------------------------------------------------------------------------------------------------------------------
   Limited            1-3 Years          U.S. Dollar Denominated Only            Currently Anticipates No Securities
   Duration Bond                                                                 Below Investment Grade

   Intermediate       2-4 Years          U.S. Dollar Denominated Only            Currently Anticipates No Securities
   Bond                                                                          Below Investment Grade

   Intermediate       Generally          The Portfolio may invest up to          Up to 15% Below Investment Grade
   Plus Bond          2-5 Years          20% of its total assets in non-U.S.
                                         dollar denominated securities.

   Core Bond          Generally          U.S. Dollar Denominated Only            Currently Anticipates No Securities
                      3-7 Years                                                  Below Investment Grade

   Core Plus          Generally          The Portfolio may invest up to          Up to 15% Below Investment Grade
   Bond               2.5-7 Years        20% of its total assets in non-U.S.
                                         dollar denominated securities.


Among the principal risks of investing in these Portfolios are Interest Rate Risk, Credit Risk, Call Risk, Special Risks of Mortgage-Backed and Asset-Backed Securities, Non-U.S. Securities Risk, Risks Relating to Inflation-Indexed Securities, Borrowing Risk, Derivatives Risk, Liquidity Risk and Hedging Risk. In addition to those risks, Special Risks of High Yield Securities, Emerging Markets Risk and Currency Risk are among the principal risks of investing in the Intermediate Plus Bond and Core Plus Bond Portfolios. Please see "Principal Risks" on pages 10 to 15 for a discussion of these and other risks.

Western Asset Inflation Indexed Plus Bond Portfolio

Advisers:     Western Asset (U.S. dollar-denominated portion) and WAML (non-U.S.
              dollar denominated portion)

Objective:    Maximize total return, consistent with preservation of capital

Under normal market conditions, the Portfolio invests at least 80% of its net assets in inflation-indexed fixed income securities issued in the United States. Inflation-indexed securities are fixed income securities that are structured to provide protection against inflation. The principal or interest components of an inflation-indexed security are adjusted periodically according to the general movements of inflation in the country of issue. The U.S. Treasury currently uses the Consumer Price Index for All Urban Consumers, non-seasonally adjusted, as its inflation measure.

The Advisers use fundamental investment techniques to select issues. Although the Portfolio may invest in fixed income securities of any maturity, the average modified duration of the Portfolio is expected to range within 3 years of that of its benchmark, the Lehman Brothers U.S. Treasury Inflation Notes Index. Therefore, the range within which the average modified duration of the Portfolio is expected to fluctuate is 6-12 years, although this may vary. Modified duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer).

Although the Portfolio is expected to maintain an average credit quality of at least AA/Aa, it may invest up to 35% of its net assets in securities rated below AAA/Aaa (but rated at least BBB-/Baa3) at the time of purchase or unrated securities of comparable quality at the time of purchase (as determined by Western Asset or WAML).

To achieve its objective, the Portfolio may invest in a variety of securities and instruments, including:

          -   U.S. Government obligations

          - corporate obligations ("corporate obligations" include, without limitation, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities)

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          -   non-U.S. inflation-indexed securities

          -   mortgage- and other asset-backed securities

          - non-U.S. debt issued in U.S. dollars or non-U.S. currencies, including obligations of non-U.S. governments, international agencies or supranational organizations

          -   municipal obligations
          -   variable and floating rate debt securities
          -   commercial paper and other short-term investments
          -   certificates of deposit, time deposits and bankers' acceptances
          -   loan participations and assignments
          -   structured notes
          -   repurchase agreements

The Portfolio may also:
     -    engage in reverse repurchase agreements
     -    borrow money for temporary or emergency purposes
     - invest in derivatives such as futures, options and swaps for both hedging and non-hedging purposes, including for purposes of enhancing returns

     - buy or sell non-U.S. currencies, non-U.S. currency options, or non-U.S. currency futures contracts and related options
     - enter into non-U.S. currency forward contracts for hedging and non-hedging purposes, including for purposes of enhancing returns

     -    loan its portfolio securities
     -    buy or sell securities on a forward commitment basis
     - hold common stock or warrants received as the result of an exchange or tender of fixed income securities

Among the principal risks of investing in the Portfolio are Risks Relating to Inflation-Indexed Securities, Interest Rate Risk, Credit Risk, Market Risk, Derivatives Risk, Liquidity Risk, Non-U.S. Securities Risk, Currency Risk, Call Risk, Borrowing Risk, Special Risks of Mortgage-Backed and Asset-Backed Securities and Hedging Risk. Please see "Principal Risks" on pages 10 to 15 for a discussion of these and other risks.

Western Asset High Yield Portfolio
Adviser:      Western Asset
Objective:    Maximize total return, consistent with prudent investment
              management

Under normal market conditions, the Portfolio will invest at least 80% of its net assets in U.S. dollar denominated debt or fixed income securities that are rated below investment grade at the time of purchase by one or more NRSROs or are of a comparable quality as determined by Western Asset. These securities are commonly known as "junk bonds" or "high yield bonds."

Western Asset expects that, under normal market conditions, all or substantially all of the Portfolio's assets will be invested in such securities. In deciding among the securities in which the Portfolio may invest, the Adviser takes into account the credit quality, country of issue, interest rate, liquidity, maturity and yield of a security as well as other factors, including the Portfolio's duration and prevailing and anticipated market conditions. To achieve its objective, the Portfolio may also make other investments, including:
     -    U.S. Government obligations

     - corporate obligations ("corporate obligations" include, without limitation, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities)

     -    mortgage- and other asset-backed securities

     - non-U.S. debt issued in U.S. dollars, including obligations of non-U.S. governments, international agencies or supranational organizations

     -    municipal obligations
     -    variable and floating rate debt securities
     -    commercial paper and other short-term investments

     -    common stocks and warrants

     -    inflation-indexed securities

     - certificates of deposit, time deposits and bankers' acceptances issued by domestic banks
     -    loan participations and assignments
     -    structured notes
     -    repurchase agreements

The Portfolio is also permitted to:

     - invest up to 20% of its total assets in non-U.S. dollar denominated non-U.S. securities

     - invest in derivatives such as futures, options and swaps for both hedging and non-hedging purposes, including for purposes of enhancing returns

     -    engage in non-U.S. currency exchange transactions

     -    lend its portfolio securities
     -    borrow money for temporary or emergency purposes
     -    buy or sell securities on a forward commitment basis
     -    engage in reverse repurchase agreements

The Portfolio may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase taxes payable by shareholders.

Among the principal risks of investing in the Portfolio are Interest Rate Risk, Credit Risk, Call Risk, Special Risks of High Yield Securities, Special Risks of Mortgage-Backed and Asset-Backed Securities, Risks Relating to Inflation-Indexed Securities, Market Risk, Non-U.S. Securities Risk, Liquidity Risk, Borrowing Risk, Emerging Markets Risk, Currency Risk, Derivatives Risk and Hedging Risk. Please see "Principal Risks" on pages 10 to 15 for a discussion of these and other risks.

Western Asset Non-U.S. Opportunity Bond Portfolio
Adviser:      WAML
Objective:    Maximize total return, consistent with prudent investment
              management

Under normal market conditions, the Portfolio invests at least 80% of its net assets in debt and fixed income securities denominated in major non-U.S. currencies. WAML anticipates that, under normal market conditions, all or substantially all of the Portfolio's assets will be invested in securities of non-U.S. issuers and that these non-U.S. issuers will represent at least three non-U.S. countries. Under current market conditions, the Portfolio expects that substantially all of its currency risk will be hedged to U.S. dollars.

To achieve its objective, the Portfolio may invest in a variety of securities and instruments, including:
     - U.S. dollar denominated or non-U.S. dollar denominated obligations of non-U.S. governments, international agencies or supranational entities
     - non-U.S. currency exchange-related securities, including non-U.S. currency warrants

     -    U.S. Government obligations
     -    mortgage- and other asset-backed securities
     -    variable and floating rate debt securities
     -    commercial paper and other short-term investments

     - corporate obligations ("corporate obligations" include, without limitation, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities)

     -    certificates of deposit, time deposits and bankers' acceptances
     -    loan participations and assignments
     -    inflation-indexed securities
     -    structured notes
     -    repurchase agreements

The Portfolio may also:
     -    engage in reverse repurchase agreements

     -    borrow money for temporary or emergency purposes
     - invest in derivatives such as futures, options and swaps for both hedging and non-hedging purposes, including for purposes of enhancing returns

     - buy or sell non-U.S. currencies, non-U.S. currency options, or non-U.S. currency futures contracts and related options
     - enter into non-U.S. currency forward contracts for hedging and non-hedging purposes, including for purposes of enhancing returns

     -    loan its portfolio securities
     - hold common stock or warrants received as the result of an exchange or tender of fixed income securities

The Portfolio does not currently intend to invest in securities that are rated below investment grade at the time of purchase, although it may do so if market conditions are favorable. The Portfolio is "non-diversified" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"). As a result, the value of its shares will be more susceptible to any single economic, political or regulatory event affecting one or a small number of issuers than shares of a diversified fund. For more information, see "Principal Risks--Non-Diversification Risk." WAML anticipates that from time to time over 25% of the Portfolio's assets may be invested in securities of issuers located in a single non-U.S. country. Because the Portfolio may concentrate a significant portion of its investments in a single country or currency, it will be more susceptible to factors adversely affecting such currency or issuers within that country than would a more diversified portfolio of securities. The Portfolio may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase taxes payable by shareholders.

Among the principal risks of investing in the Portfolio are Interest Rate Risk, Credit Risk, Call Risk, Special Risks of High Yield Securities, Special Risks of Mortgage-Backed and Asset-Backed Securities, Risks Relating to Inflation-Indexed Securities, Market Risk, Non-U.S. Securities Risk, Emerging Markets Risk, Currency Risk, Borrowing Risk, Non-Diversification Risk, Derivatives Risk, Liquidity Risk and Hedging Risk. Please see "Principal Risks" on pages 10 to 15 for a discussion of these and other risks.

Western Asset Global Strategic Income Portfolio

Advisers:     WAML (non-U.S. dollar denominated portion) and Western Asset (U.S.
              dollar denominated portion)

Objective:    Income and capital appreciation

To achieve its investment objective, the Portfolio invests primarily in various types of U.S. dollar denominated and non-U.S. dollar denominated fixed income securities, including:
     - U.S. and non-U.S. corporate obligations ("corporate obligations" include, without limitation, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities).

     - debt obligations of corporate and governmental issuers in emerging market countries (including "Brady Bonds"; bonds issued as a result of a debt restructuring plan; Eurobonds; domestic and international bonds issued under the laws of a developing country; and emerging market loans).
     - sovereign debt obligations of developed nations, including those of the United States

     -    debt obligations of supranational organizations

     -    mortgage- and other asset-backed securities

The Portfolio may invest in a variety of other securities and instruments, including:
     - non-U.S. currency exchange-related securities, including non-U.S. currency warrants

     -    variable and floating rate debt securities
     -    commercial paper and other short-term investments
     -    municipal obligations
     -    certificates of deposit, time deposits and bankers' acceptances
     -    loan participations and assignments
     -    indexed securities and structured notes
     -    repurchase agreements

The Portfolio may invest up to 60% of its net assets in securities that are rated below investment grade at the time of purchase or are of comparable quality at the time of purchase as determined by WAML or Western Asset. These securities are commonly known as "junk bonds" or "high yield bonds." The Portfolio may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase taxes payable by shareholders.

The Portfolio may also:
     -    engage in reverse repurchase agreements
     -    borrow money for temporary or emergency purposes
     -    loan its portfolio securities
     - invest in derivatives such as futures, options and swaps for both hedging and non-hedging purposes, including for purposes of enhancing returns

     - buy or sell non-U.S. currencies, non-U.S. currency options, or non-U.S. currency futures contracts and related options
     - enter into non-U.S. currency forward contracts for hedging and non-hedging purposes, including for purposes of enhancing returns

     - hold common stock or warrants received as the result of an exchange or tender of fixed income securities

Under normal market conditions, the Portfolio will invest at least 80% of its total assets in securities of issuers representing at least three countries (one of which may be the U.S.) and at least 65% of its total assets in income producing securities. Because the Portfolio may concentrate a significant portion of its investments in a single country or currency, it will be more susceptible to factors adversely affecting such currency or issuers within that country than would a more diversified portfolio of securities.

The Portfolio is "non-diversified" within the meaning of the Investment Company Act. As a result, the value of its shares will be more susceptible to any single economic, political or regulatory event affecting one or a small number of issuers than shares of a diversified fund. For more information, see "Principal Risks--Non-Diversification Risk."

Among the principal risks of investing in the Portfolio are Interest Rate Risk, Credit Risk, Call Risk, Special Risks of High Yield Securities, Special Risks of Mortgage-Backed and Asset-Backed Securities, Non-U.S. Securities Risk, Emerging Markets Risk, Currency Risk, Borrowing Risk, Non-Diversification Risk, Derivatives Risk, Liquidity Risk and Hedging Risk. Please see "Principal Risks" on pages 10 to 15 for a discussion of these and other risks.

Western Asset Enhanced Equity Portfolio
Adviser:      Western Asset
Objective:    Long-term total return

The Portfolio's assets will be comprised of two components: an equity component and a fixed income component.

     - The equity component will generally maintain full exposure to the U.S. equity market as represented by the S&P 500 Index (the "Index").
     - The fixed income component will attempt to generate interest and gains in excess of the Portfolio's expenses, including transaction costs related to its investments.

Under normal market conditions, the Portfolio will invest substantially all of its net assets in S&P derivatives (as defined below), backed by a portfolio of fixed income securities.

The Portfolio expects that its performance will approximate that of the Index, with the extent to which the Portfolio outperforms or underperforms the Index depending largely, but not exclusively, on whether the fixed income component has earned sufficient amounts to offset the Portfolio's expenses. Up to 10% of the Portfolio's net assets may be invested in securities rated below investment grade at the time of purchase or unrated securities of comparable quality at the time of purchase, as determined by Western Asset (commonly known as "junk bonds" or "high yield bonds"), and up to 20% of its net assets may be invested in non-U.S. securities. The Portfolio may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses, and may increase taxes payable by shareholders. The following information summarizes the investment practices of the Portfolio's two components.

EQUITY COMPONENT

The Portfolio's equity component intends to invest primarily in stock index futures, options on stock indexes, options on stock index futures and other derivative instruments that are based on the Index ("S&P derivatives").

The equity component of the Portfolio adheres to the following practices:

     - It currently plans to invest predominantly, and likely exclusively, in S&P derivatives. It may also invest in common stocks that are included in the Index ("S&P Stocks").

     - It will not be limited to purchasing S&P Stocks in the same proportion as such stocks are weighted in the Index.
     - It will seek to remain invested in S&P Stocks and S&P derivatives even when the Index is declining.

The Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "Exchange"). Standard and Poor's ("S&P") chooses the stocks to be included in the Index solely on a statistical basis. The weightings of stocks in the Index are based on each stock's relative total market value; that is, its market price per share times the number of shares outstanding. The Portfolio is neither sponsored by nor affiliated with S&P.

FIXED INCOME COMPONENT

The fixed income component will invest primarily in the following types of fixed income securities:
     -    U.S. Government obligations

     - corporate obligations ("corporate obligations" include, without limitation, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities)

     -    inflation-indexed securities
     -    mortgage- and other asset-backed securities

     - U.S. dollar denominated obligations of non-U.S. issuers, including obligations of non-U.S. governments, international agencies or supranational organizations
     - U.S. dollar denominated fixed income securities of non-governmental U.S. or non-U.S. issuers

     -    municipal obligations
     -    variable and floating rate debt securities
     -    commercial paper and other short-term investments
     -    certificates of deposit, time deposits and bankers' acceptances
     -    loan participations and assignments
     -    structured notes
     -    repurchase agreements

The fixed income component may also:
     -    engage in reverse repurchase agreements and other borrowings
     -    borrow money for temporary or emergency purposes
     - invest in derivatives such as futures, options and swaps for both hedging and non-hedging purposes, including for purposes of enhancing returns

     - buy or sell non-U.S. currencies, non-U.S. currency options or non-U.S. currency futures contracts and related options
     - enter into non-U.S. currency forward contracts for hedging and non-hedging purposes, including for purposes of enhancing returns

     -    loan its portfolio securities
     -    buy or sell securities on a forward commitment basis
     - hold common stock or warrants received as the result of an exchange or tender of fixed income securities

Among the principal risks of investing in the Portfolio are Market Risk, Interest Rate Risk, Credit Risk, Call Risk, Special Risks of High Yield Securities, Special Risks of Mortgage-Backed and Asset-Backed Securities, Risks Relating to Inflation-Indexed Securities, Liquidity Risk, Non-U.S. Securities Risk, Currency Risk, Borrowing Risk, Derivatives Risk and Hedging Risk. Please see "Principal Risks" on pages 10 to 15 for a discussion of these and other risks.

PRINCIPAL RISKS

In General

At any time, your investment in a mutual fund may be worth more or less than the price you originally paid for it. You may lose money by investing in any of the Portfolios because: (1) the value of the investments it owns changes, sometimes rapidly and unpredictably; (2) the Portfolio is not successful in reaching its goal because of its strategy or because it did not implement its strategy properly; or (3) unforeseen occurrences in the securities markets negatively affect the Portfolio.

An investment in the Western Asset U.S. Government Money Market and Western Asset Money Market Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Portfolios.

The following risks apply to the Portfolios. You should read this section carefully before you invest in order to learn more about the Portfolio in which you will invest.


Interest Rate Risk

Each Portfolio is subject to interest rate risk, which is the possibility that the rates of interest income generated by the Portfolio's fixed income investments may decline due to a decrease in market interest rates and the market prices of the Portfolio's fixed income investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the effect on its value when rates increase.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Credit Risk

A Portfolio is also subject to credit risk, I.E., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which a Portfolio invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. Not all securities are rated. In the event that NRSROs assign different ratings to the same security, a Portfolio's Adviser will determine which rating it believes best reflects the security's quality and risk at that time.

Moody's Investors Service, Inc. considers debt securities rated Baa to have speculative characteristics. Debt securities rated below investment grade (I.E., securities rated below Baa/BBB) are deemed by the rating agencies to be speculative and may involve major risk of exposure to adverse conditions. These ratings may indicate that the securities are highly speculative and may be in default or in danger of default as to principal and interest. Unrated securities of comparable quality share these risks.

Not all U.S. government securities are backed by the full faith and credit of the United States. Some securities, such as securities issued by Freddie Mac, are backed only by the credit of the issuing agency or instrumentality. Accordingly, there is a risk of default on these securities.

Call Risk

Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, a Portfolio reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

Special Risks of High Yield Securities

Securities rated below Baa/BBB, commonly known as junk bonds or high yield securities, have speculative characteristics. Accordingly, there is a greater possibility that the issuers of these securities may be unable to make timely payments of interest and principal and thus default. These securities typically entail greater potential price volatility and may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. These securities may be less liquid than higher-rated securities, which means a Portfolio may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price. When a Portfolio buys lower rated debt, the achievement of its goals depends more on the Advisers' credit analysis than would be the case if a Portfolio were buying investment grade debt. Unrated securities of comparable quality share these risks.

Risks Relating to Inflation-Indexed Securities

The value of inflation-indexed fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Although the principal value of inflation-indexed securities declines in periods of deflation, holders at maturity receive no less than the par value of the security. However, if a Portfolio purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, it may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period a Portfolio holds an inflation-indexed security, the Portfolio may earn less on the security than on a conventional bond.

Any increase in principal value caused by an increase in the index the inflation-indexed securities are tied to is taxable in the year the increase occurs, even though a Portfolio will not receive cash representing the increase at that time. As a result, a Portfolio could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Internal Revenue Code of 1986, as amended. See "Tax Information."

If real interest rates rise (i.e., if interest rates rise for reasons other than inflation, for example, due to changes in currency exchange rates), the value of inflation-indexed securities held by a Portfolio will decline. Moreover, because the principal amount of inflation-indexed securities would be adjusted downward during a period of deflation, a Portfolio will be subject to deflation risk with respect to its investments in these securities. Inflation-indexed securities are tied to indices that are calculated based on rates of inflation for prior periods. There can be no assurance that such indices will accurately measure the actual rate of inflation in the prices of goods and services.

Non-U.S. Securities Risk

Investments in non-U.S. securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. The values of non-U.S. securities are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies.

Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for a Portfolio to pursue its rights against such government in that country's courts. Some non-U.S. governments have defaulted on principal and interest payments.

In addition, a Portfolio's investments in non-U.S. securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, non-U.S. securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

Emerging Markets Risk

The risks of non-U.S. investment are greater for investments in emerging markets. Among others, these types of investments can include not only corporate obligations, but also "Brady Bonds," bonds issued as a result of a debt restructuring plan, Eurobonds, domestic and international bonds issued under the laws of a developing country, emerging market loans and other debt instruments and equity securities. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.

Because some of the Portfolios may invest a significant amount of their total assets in emerging market securities, investors should be able to tolerate sudden and sometimes substantial fluctuations in the value of their investments. An investment in any Portfolio that invests in emerging market securities, which includes the Western Asset Core Plus Bond Portfolio, the Western Asset Intermediate Plus Bond Portfolio, the Western Asset High Yield Portfolio, the Western Asset Non-U.S. Opportunity Bond Portfolio and the Western Asset Global Strategic Income Portfolio, should be considered speculative.

Currency Risk

Because certain Portfolios may invest in securities denominated in non-U.S. currencies, their value can be affected by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled.

In addition to the policies described elsewhere in this Prospectus, the Portfolios may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases a Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, there are not suitable hedging instruments available. See "Hedging Risk" below for more information.

Market Risk

Certain of the Portfolios may invest, directly or indirectly, their assets in equity securities. Prices of equity securities generally fluctuate more than those of other securities. A Portfolio may experience a substantial or complete loss on an individual stock. Market risk may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

Borrowing Risk

When a Portfolio is borrowing money or otherwise leveraging its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's holdings. Portfolios may take on borrowing risk or similar risks by using reverse repurchase agreements, dollar rolls and other borrowings, by investing collateral from loans of portfolio securities, through the use of when-issued, delayed-delivery or forward commitment transactions or by using other derivatives. The use of leverage may also cause a Portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to sell. A Portfolio may not be able to sell these illiquid investments at the best prices. Investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalization, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

Special Risks of Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities represent an interest in a pool of mortgages. When market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. The effect on a Portfolio's return is similar to that discussed above for call risk.

When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of a Portfolio.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. Asset-backed securities are subject to many of the same risks as mortgage-backed securities.

At times, some of the mortgage-backed and asset-backed securities in which a Portfolio may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

Non-Diversification Risk

The Western Asset Non-U.S. Opportunity Bond Portfolio and the Western Asset Global Strategic Income Portfolio are non-diversified, meaning each may invest a greater percentage of its total assets in securities of any one issuer, or may invest in a smaller number of different issuers, than it could if it were a "diversified" company under the Investment Company Act. When a Portfolio's assets are invested in the securities of a limited number of issuers, or in a limited number of countries or currencies, the value of its shares will be more susceptible to any single economic, political or regulatory event affecting one or a small number of issuers than shares of a more diversified fund.

Derivatives Risk

A Portfolio may engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as "over the counter" derivatives). A Portfolio may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns. Although the Advisers have the flexibility to make use of derivatives, they may choose not to for a variety of reasons, even under very volatile market conditions.

Derivatives involve special risks and costs and may result in losses to a Portfolio. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, a Portfolio will depend on the Adviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to a Portfolio. A Portfolio's use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Portfolio's derivatives positions at any time. In fact, many over-the-counter instruments will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to a Portfolio.

Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if a Portfolio agrees to exchange payments in U.S. dollars for payments in non-U.S. currency, the swap agreement would tend to decrease the Portfolio's exposure to U.S. interest rates and increase its exposure to non-U.S. currency and interest rates.

Hedging Risk

The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of the Portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that a Portfolio will engage in hedging transactions at any given time or from time to time or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

Turnover

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." As a result of a Portfolio's investment policies, under certain market conditions a Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. Higher portfolio turnover rates, such as those above 100%, are likely to result in higher brokerage commissions or other transaction costs and could give rise to a greater amount of taxable capital gains.

Risks Associated with Other Policies the Portfolios May Pursue

In addition to the investment strategies described above, a Portfolio may also make other types of investments, and therefore may be subject to other risks. Some of these risks are described in the Portfolios' Statement of Additional Information ("SAI"). The terms "debt," "bonds" and "fixed income securities" are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

At times the Advisers may judge that market conditions make pursuing a Portfolio's investment strategies inconsistent with the best interests of its shareholders. The Advisers then may temporarily use alternative strategies that are mainly designed to limit a Portfolio's losses. Although the Advisers have the flexibility to use these strategies, they may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause a Portfolio to miss out on investment opportunities, and may prevent a Portfolio from achieving its goal. In addition, an Adviser may also keep a portion of a Portfolio's assets in cash for temporary or defensive purposes, in order to meet redemption requests or for investment purposes.

Except for the investment objective of each of the Western Asset Core Bond, Western Asset Intermediate Bond and Western Asset Money Market Portfolios, the Directors may change a Portfolio's investment objective, investment strategies and other policies without shareholder approval.

PERFORMANCE INFORMATION

The following information provides some indication of a Portfolio's risks. The charts show year-to-year changes in the performance of the Western Asset Core Bond, Western Asset Core Plus Bond, Western Asset Intermediate Bond, Western Asset Non-U.S. Opportunity Bond, Western Asset Inflation Indexed Plus Bond and Western Asset High Yield Portfolios. The tables following the charts compare each Portfolio's performance to that of a broad measure of market performance. SEC rules do not require performance charts and tables for the other Portfolios. Of course, a Portfolio's past performance is not an indication of future performance.

                        WESTERN ASSET CORE BOND PORTFOLIO
                           CALENDAR-YEAR TOTAL RETURNS
                              INSTITUTIONAL CLASS+

                                   [BAR GRAPH]

     1994         1995       1996       1997       1998       1999       2000       2001       2002       2003
     ----         ----       ----       ----       ----       ----       ----       ----       ----       ----
     -4.33        20.97      3.70       10.17      8.34       -1.70      13.34      9.48       8.74       7.82


+Best quarter: Second quarter 1995: +6.91%
Worst quarter: First quarter 1994: -2.60%
More recent return information: January 1, 2004 - June 30, 2004: 0.33%

Average Annual Total Returns for the periods ended December 31, 2003:


WESTERN ASSET CORE BOND
PORTFOLIO                                    1 YEAR               5 YEARS               10 YEARS
-----------------------                      ------               -------               --------
Institutional Class - Return Before
Taxes                                         7.82%                7.42%                  7.44%

Institutional Class - Return After
Taxes on Distributions                        5.80%                4.89%                  4.68%

Institutional Class - Return after
Taxes on Distributions and Sale of
Fund Shares                                   5.12%                4.76%                  4.62%

Financial Intermediary Class -
Return Before Taxes*                          7.54%                 N/A                    N/A

Lehman Aggregate Bond Index
(reflects no deduction for fees,
expenses or taxes)**                          4.10%                6.62%                  6.95%


* For the period July 22, 1999 (commencement of operations) to December 31, 2003, the return before taxes of the Financial Intermediary Class was 8.35%. For the period July 31, 1999 to December 31, 2003, the return of the Lehman Aggregate Bond Index was 7.97%.

** The Lehman Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed rate, publicly placed, dollar-denominated, and nonconvertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity. The Index does not incur fees and expenses and cannot be purchased directly by investors.

                     WESTERN ASSET CORE PLUS BOND PORTFOLIO

                           CALENDAR-YEAR TOTAL RETURNS
                              INSTITUTIONAL CLASS+

                                   [BAR GRAPH]

           1999         2000           2001             2002         2003
           ----         ----           ----             ----         ----
           -1.15        11.90          10.03            8.68         9.48


+Best quarter: Fourth quarter 2000: +4.59%
Worst quarter: Second quarter 1999: -1.12%
More recent return information: January 1, 2004 - June 30, 2004: 1.07%

Average Annual Total Returns for the periods ended December 31, 2003:


               WESTERN ASSET CORE PLUS BOND                                                       PORTFOLIO INCEPTION
               PORTFOLIO                                    1 YEAR                5 YEARS            (JULY 8, 1998)
               ----------------------------                 ------                -------         -------------------
               Institutional Class - Return Before
               Taxes                                         9.48%                 7.69%                  7.68%

               Institutional Class - Return After
               Taxes on Distributions                        7.33%                 5.08%                  5.08%

               Institutional Class - Return After
               Taxes on Distributions and Sale of
               Fund Shares                                   6.30%                 4.94%                  4.95%

               Financial Intermediary Class -                                                              N/A
               Return Before Taxes*                          9.21%                  N/A

               Lehman Aggregate Bond Index
               (reflects no deduction for fees,
               expenses or taxes)**                          4.10%                 6.62%                  6.87%***


* For the period from January 8, 2002 (commencement of operations) to December 31, 2003, the return before taxes of the Financial Intermediary Class was 8.55%. For the period December 31, 2001 to December 31, 2003, the return of the Lehman Aggregate Bond Index was 7.14%.

** The Lehman Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed rate, publicly placed dollar-denominated, and nonconvertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity. The Index does not incur fees and expenses and cannot be purchased directly by investors.

*** The average annual total return since inception shown for the Index is calculated from June 30, 1998.

         WESTERN ASSET INTERMEDIATE BOND PORTFOLIO - INSTITUTIONAL CLASS

                          CALENDAR-YEAR TOTAL RETURNS+

                                   [BAR GRAPH]

        1995           1996         1997          1998          1999         2000         2001         2002        2003
        ----           ----         ----          ----          ----         ----         ----         ----        ----
        15.51          4.69         8.40          7.71          0.39         11.03        8.01         8.89        7.13


+Best quarter: Second quarter 1995: +5.17%
Worst quarter: Fourth quarter 2001: -0.71%
More recent return information: January 1, 2004 - June 30, 2004: 0.64%

Average Annual Total Returns for the periods ended December 31, 2003:


WESTERN ASSET INTERMEDIATE BOND                                                    PORTFOLIO INCEPTION
PORTFOLIO                                    1 YEAR               5 YEARS             (JULY 1, 1994)
-------------------------------              ------               -------          -------------------
Return Before Taxes                           7.13%                7.03%                  7.53%

Return After Taxes on Distributions           4.90%                4.51%                  4.95%

Return After Taxes on Distributions
and Sale of Fund Shares                       4.84%                4.45%                  4.84%

Lehman Brothers Intermediate
Government/Credit Bond Index                  4.31%                6.65%                  7.29%**
(reflects no deduction for fees,
expenses or taxes)*


* The Lehman Brothers Intermediate Government/Credit Bond Index is a market value-weighted index that tracks the daily price, coupon and total return performance of fixed-rate, publicly placed, dollar-denominated obligations. Issuers include the U.S. Treasury, U.S. Government agencies, quasi-federal corporations and corporations whose debt is guaranteed by the U.S. Government and has at least $100 million par amount outstanding and at least one year to maturity. The Index does not incur fees and expenses and cannot be purchased directly by investors.

** The average annual total return since inception shown for the Index is calculated from June 30, 1994.

     WESTERN ASSET NON-U.S. OPPORTUNITY BOND PORTFOLIO - INSTITUTIONAL CLASS

                          CALENDAR-YEAR TOTAL RETURNS+

                                   [BAR GRAPH]

           1999           2000          2001        2002         2003
           ----           ----          ----        ----         ----
           -1.78          6.24          8.91        13.25        8.93


+Best quarter: Third quarter 2001: +8.71%
Worst quarter: Second quarter 2001: -1.75%
More recent return information: January 1, 2004 - June 30, 2004: 1.99%

Average Annual Total Returns for the periods ended December 31, 2003:


            WESTERN ASSET NON-U.S.                                                     PORTFOLIO INCEPTION
            OPPORTUNITY BOND PORTFOLIO                 1 YEAR           5 YEARS          (JULY 15, 1998)
            --------------------------                 ------           -------        -------------------
            Return Before Taxes                         8.93%            6.99%                 7.62%

            Return After Taxes on Distributions         4.96%            4.41%                 5.02%

            Return After Taxes on Distributions
            and Sale of Fund Shares                     6.40%            4.41%                 4.97%

            Citigroup World Government ex-
            U.S. Index (Hedged) (reflects no
            deduction for fees, expenses or
            taxes)*                                     1.88%            5.44%                 5.93%**


* The Citigroup World Government ex-U.S. Index (Hedged) is an index encompassing an all-inclusive universe of institutionally traded bonds, including all fixed rate bonds with remaining maturities of one year or longer and with amounts outstanding of at least the equivalent of $25 million U.S. dollars. This Index excludes the U.S. and is currency-hedged as a means of achieving low-risk interest rate diversification. The Index does not incur fees and expenses and cannot be purchased directly by investors.

** The average annual total return since inception shown for the Index is calculated from July 31, 1998.

    WESTERN ASSET INFLATION INDEXED PLUS BOND PORTFOLIO - INSTITUTIONAL CLASS

                          CALENDAR-YEAR TOTAL RETURNS+

                                   [BAR GRAPH]

                   2002             2003
                   ----             ----
                   16.27%           8.17%


+Best quarter: Third quarter 2002: +8.00%
Worst quarter: Third quarter 2003: 0.49%
More recent return information: January 1, 2004 - June 30, 2004: 1.19%

Average Annual Total Returns for the periods ended December 31, 2003:


                    WESTERN ASSET INFLATION INDEXED                             PORTFOLIO INCEPTION
                    PLUS BOND PORTFOLIO                          1 YEAR           (MARCH 1, 2001)
                    -------------------------------              ------         -------------------
                    Return Before Taxes                           8.17%                 9.77%

                    Return After Taxes on Distributions           5.94%                 7.33%

                    Return After Taxes on Distributions
                    and Sale of Fund Shares                       5.85%                 6.94%

                    Lehman U.S. Treasury Inflation Notes
                    Index (reflects no reduction for              7.11%                 9.02%**
                    fees, expenses or taxes)*


* The Lehman U.S. Treasury Inflation Notes Index is an unmanaged index that measures the performance of intermediate (1 to 10 year) U.S. Treasury inflation-protected securities. The Index does not incur fees and expenses and cannot be purchased directly by investors.

** The average annual total return since inception shown for the Index is calculated from February 28, 2001.

            WESTERN ASSET HIGH YIELD PORTFOLIO - INSTITUTIONAL CLASS

                          CALENDAR-YEAR TOTAL RETURNS+

                                   [BAR GRAPH]

                     2002                      2003
                     ----                      ----
                    -3.22%                    24.06%


+Best quarter: Second Quarter 2003: +8.53%
Worst quarter: Second Quarter 2002: -7.70%
More recent return information: January 1, 2004 - June 30, 2004: 1.29%

Average Annual Total Returns for the periods ended December 31, 2003:


                                                                        PORTFOLIO INCEPTION
          WESTERN ASSET HIGH YIELD                                         (SEPTEMBER 28,
          PORTFOLIO                                     1 YEAR                  2001)
          ------------------------                      ------          -------------------
          Return Before Taxes                           24.06%                 10.95%

          Return After Taxes on Distributions           20.13%                  7.07%

          Return After Taxes on Distributions
          and Sale of Fund Shares                       15.59%                  6.92%

          Lehman High Yield Index (reflects no
          deduction for fees, expenses or               28.97%                 14.08%**
          taxes)*


* The Lehman High Yield Index is a market value-weighted index that tracks the daily price-only, coupon, and total return performance of non-investment grade, fixed rate, publicly placed, dollar-denominated, and non-convertible debt registered with the Securities and Exchange Commission. The Index does not incur fees and expenses and cannot be purchased directly by investors.

** The average annual total return since inception shown for the Index is calculated from September 30, 2001.

After tax returns shown in the preceding tables are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) Plans or individual retirement accounts. In some cases, the "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other returns of a Portfolio for the same period due to an assumed tax benefit from any losses on a sale of shares at the end of the period. After-tax returns for Western Asset Core Bond Portfolio and Western Asset Core Plus Bond Portfolio are shown only for Institutional Class shares. After-tax returns for Financial Intermediary Class shares of Western Asset Core Bond Portfolio and Western Asset Core Plus Bond Portfolio will vary.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a Portfolio.

Expenses are based on actual expenses for the fiscal year ended March 31, 2004 for the Western Asset Intermediate Bond Portfolio, Western Asset Core Bond Portfolio, Western Asset Core Plus Bond Portfolio, Western Asset Inflation Indexed Plus Bond Portfolio, Western Asset High Yield Portfolio and Western Asset Non-U.S. Opportunity Bond Portfolio. Expenses for the other Portfolios are based on estimated amounts for the current fiscal year. Expenses for each Portfolio reflect expense waivers that are currently in effect.

The examples below the tables are intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Your actual costs may be higher or lower.


 Western Asset U.S. Government Money Market Portfolio

                                              INSTITUTIONAL CLASS       FINANCIAL INTERMEDIARY CLASS
                                              -------------------       ----------------------------
SHAREHOLDER FEES
(Fees paid directly from your investment)              None                          None

ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Portfolio assets)
Management Fees                                        0.20%                         0.20%
Distribution (12b-1) Fees*                             None                          0.10%
Other Expenses                                         0.15%                         0.15%
                                                    -------                       -------
Total Annual Fund Operating Expenses                   0.35%                         0.45%
                                                    =======                       =======
Expense Reimbursement/Waiver                          (0.05)%                       (0.05)%
                                                    =======                       =======
Net Expenses**                                         0.30%                         0.40%
                                                    =======                       =======
Examples
1 Year                                              $    36                       $    46
3 Years                                             $   113                       $   144

 Western Asset Money Market Portfolio

                                              INSTITUTIONAL CLASS       FINANCIAL INTERMEDIARY CLASS
                                              -------------------       ----------------------------
SHAREHOLDER FEES
(Fees paid directly from your investment)              None                          None

ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Portfolio assets)
Management Fees                                        0.20%                         0.20%
Distribution (12b-1) Fees*                             None                          0.10%
Other Expenses                                         0.15%                         0.15%
                                                    -------                       -------
Total Annual Fund Operating Expenses                   0.35%                         0.45%
                                                    =======                       =======
Expense Reimbursement/Waiver                          (0.05)%                       (0.05)%
                                                    =======                       =======
Net Expenses**                                         0.30%                         0.40%
                                                    =======                       =======
Examples
1 Year                                              $    36                       $    46
3 Years                                             $   113                       $   144

 Western Asset Limited Duration Bond Portfolio


                                              INSTITUTIONAL CLASS       FINANCIAL INTERMEDIARY CLASS
                                              -------------------       ----------------------------
SHAREHOLDER FEES
(Fees paid directly from your investment)              None                          None

ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Portfolio assets)
Management Fees                                        0.35%                         0.35%
Distribution (12b-1) Fees*                             None                          0.25%
Other Expenses                                         0.40%                         0.40%
                                                    -------                       -------
Total Annual Fund Operating Expenses                   0.75%                         1.00%
                                                    =======                       =======
Expense Reimbursement/Waiver                          (0.35)%                       (0.35)%
                                                    =======                       =======
Net Expenses**                                         0.40%                         0.65%
                                                    =======                       =======
Examples
1 Year                                              $    77                       $   102
3 Years                                             $   240                       $   318

 Western Asset Intermediate Bond Portfolio

                                              INSTITUTIONAL CLASS       FINANCIAL INTERMEDIARY CLASS
                                              -------------------       ----------------------------
SHAREHOLDER FEES
(Fees paid directly from your investment)              None                          None

ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Portfolio assets)
Management Fees                                        0.40%                         0.40%
Distribution (12b-1) Fees*                             None                          0.25%
Other Expenses                                         0.07%                         0.07%
                                                    -------                       -------
Total Annual Fund Operating Expenses                   0.47%                         0.72%
                                                    =======                       =======
Expense Reimbursement/Waiver                          (0.02)%                       (0.02)%
                                                    =======                       =======
Net Expenses**                                         0.45%                         0.70%
                                                    =======                       =======
Examples
1 Year                                              $    48                       $    74
3 Years                                             $   151                       $   230
5 Years                                             $   263                       $   401
10 Years                                            $   591                       $   894

 Western Asset Intermediate Plus Bond Portfolio

                                              INSTITUTIONAL CLASS       FINANCIAL INTERMEDIARY CLASS
                                              -------------------       ----------------------------
SHAREHOLDER FEES
(Fees paid directly from your investment)              None                          None

ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Portfolio assets)
Management Fees                                        0.40%                         0.40%
Distribution (12b-1) Fees*                             None                          0.25%
Other Expenses                                         0.15%                         0.15%
                                                    -------                       -------
Total Annual Fund Operating Expenses                   0.55%                         0.80%
                                                    =======                       =======
Expense Reimbursement/Waiver                          (0.10)%                       (0.10)%
                                                    =======                       =======
Net Expenses**                                         0.45%                         0.70%
                                                    =======                       =======
Examples
1 Year                                              $    56                       $    82
3 Years                                             $   176                       $   255

 Western Asset Core Bond Portfolio

                                              INSTITUTIONAL CLASS       FINANCIAL INTERMEDIARY CLASS
                                              -------------------       ----------------------------
SHAREHOLDER FEES
(Fees paid directly from your investment)              None                          None

ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Portfolio assets)
Management Fees                                        0.42%                         0.42%
Distribution (12b-1) Fees*                             None                          0.25%
Other Expenses                                         0.07%                         0.09%
                                                    -------                       -------
Total Annual Fund Operating Expenses                   0.49%                         0.76%
                                                    =======                       =======
Expense Reimbursement/Waiver***                        0.00%                        (0.01)%
                                                    =======                       =======
Net Expenses**                                         0.49%                         0.75%
                                                    =======                       =======
Examples
1 Year                                              $    50                       $    78
3 Years                                             $   157                       $   243
5 Years                                             $   274                       $   422
10 Years                                            $   616                       $   942

 Western Asset Core Plus Bond Portfolio

                                              INSTITUTIONAL CLASS       FINANCIAL INTERMEDIARY CLASS
                                              -------------------       ----------------------------
SHAREHOLDER FEES
(Fees paid directly from your investment)              None                          None

ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Portfolio assets)
Management Fees                                        0.41%                         0.41%
Distribution (12b-1) Fees*                             None                          0.25%
Other Expenses                                         0.07%                         0.07%
                                                    -------                       -------
Total Annual Fund Operating Expenses                   0.48%                         0.73%
                                                    =======                       =======
Expense Reimbursement/Waiver                          (0.03)%                       (0.03)%
                                                    =======                       =======
Net Expenses**                                         0.45%                         0.70%
                                                    =======                       =======
Examples
1 Year                                              $    49                       $    75
3 Years                                             $   154                       $   233
5 Years                                             $   269                       $   406
10 Years                                            $   604                       $   906

 Western Asset Inflation Indexed Plus Bond Portfolio

                                              INSTITUTIONAL CLASS       FINANCIAL INTERMEDIARY CLASS
                                              -------------------       ----------------------------
SHAREHOLDER FEES
(Fees paid directly from your investment)              None                          None

ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Portfolio assets)
Management Fees                                        0.20%                         0.20%
Distribution (12b-1) Fees*                             None                          0.25%
Other Expenses                                         0.07%                         0.07%
                                                    -------                       -------
Total Annual Fund Operating Expenses                   0.27%                         0.52%
                                                    =======                       =======
Expense Reimbursement/Waiver                          (0.02)%                       (0.02)%
                                                    =======                       =======
Net Expenses**                                         0.25%                         0.50%
                                                    =======                       =======
Examples
1 Year                                              $    28                       $    53
3 Years                                             $    87                       $   167
5 Years                                             $   152                       $   291
10 Years                                            $   343                       $   653

 Western Asset High Yield Portfolio

                                              INSTITUTIONAL CLASS       FINANCIAL INTERMEDIARY CLASS
                                              -------------------       ----------------------------
SHAREHOLDER FEES
(Fees paid directly from your investment)              None                          None

ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Portfolio assets)
Management Fees                                        0.55%                         0.55%
Distribution (12b-1) Fees*                             None                          0.25%
Other Expenses                                         0.12%                         0.12%
                                                    -------                       -------
Total Annual Fund Operating Expenses                   0.67%                         0.92%
                                                    =======                       =======
Expense Reimbursement/Waiver                          (0.02)%                       (0.02)%
                                                    =======                       =======
Net Expenses****                                       0.65%                         0.90%
                                                    =======                       =======
Examples
1 Year                                              $    68                       $    94
3 Years                                             $   214                       $   293
5 Years                                             $   373                       $   509
10 Years                                            $   835                       $ 1,131

Western Asset Non-U.S. Opportunity Bond Portfolio

                                              INSTITUTIONAL CLASS       FINANCIAL INTERMEDIARY CLASS
                                              -------------------       ----------------------------
SHAREHOLDER FEES
(Fees paid directly from your investment)              None                          None

ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Portfolio assets)
Management Fees                                        0.45%                         0.45%
Distribution (12b-1) Fees*                             None                          0.25%
Other Expenses                                         0.35%                         0.35%
                                                    -------                       -------
Total Annual Fund Operating Expenses                   0.80%                         1.05%
                                                    =======                       =======
Expense Reimbursement/Waiver                          (0.25)%                       (0.25)%
                                                    =======                       =======
Net Expenses**                                         0.55%                         0.80%
                                                    =======                       =======
Examples
1 Year                                              $    82                       $   107
3 Years                                             $   255                       $   334
5 Years                                             $   444                       $   579
10 Years                                            $   990                       $ 1,283

 Western Asset Global Strategic Income Portfolio

                                              INSTITUTIONAL CLASS       FINANCIAL INTERMEDIARY CLASS
                                              -------------------       ----------------------------
SHAREHOLDER FEES
(Fees paid directly from your investment)              None                          None

ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Portfolio assets)
Management Fees                                        0.45%                         0.45%
Distribution (12b-1) Fees*                             None                          0.25%
Other Expenses                                         0.40%                         0.40%
                                                    -------                       -------
Total Annual Fund Operating Expenses                   0.85%                         1.10%
                                                    =======                       =======
Expense Reimbursement/Waiver                          (0.05)%                       (0.05)%
                                                    =======                       =======
Net Expenses**                                         0.80%                         1.05%
                                                    =======                       =======
Examples
1 Year                                              $    87                       $   112
3 Years                                             $   271                       $   350

 Western Asset Enhanced Equity Portfolio

                                              INSTITUTIONAL CLASS       FINANCIAL INTERMEDIARY CLASS
                                              -------------------       ----------------------------
SHAREHOLDER FEES
(Fees paid directly from your investment)              None                          None

ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Portfolio assets)
Management Fees                                        0.55%                         0.55%
Distribution (12b-1) Fees*                             None                          0.25%
Other Expenses                                         0.20%                         0.20%
                                                    -------                       -------
Total Annual Fund Operating Expenses                   0.75%                         1.00%
                                                    =======                       =======
Expense Reimbursement/Waiver                          (0.10)%                       (0.10)%
                                                    =======                       =======
Net Expenses**                                         0.65%                         0.90%
                                                    -------                       -------
Examples
1 Year                                              $    77                       $   102
3 Years                                             $   240                       $   318

*The 12b-1 fees shown in the tables reflect the amount to which the Directors have currently limited payments under the Portfolio's Distribution Plans. Pursuant to each Portfolio's Distribution Plan, the Directors may authorize payment of up to 0.40% of average net assets without shareholder approval.

**The Manager is contractually obligated to limit Portfolio expenses, except with respect to the Institutional Class shares of the Western Asset Core Bond Portfolio, to the level shown through August 1, 2005. With respect to the Institutional Class shares of the Western Asset Core Bond Portfolio, the Manager is contractually obligated to limit expenses to 0.50% through August 1, 2005.

***During the period reported, the Portfolios' distributor, Legg Mason Wood Walker, Incorporated ("LMWW"), waived $6,697 of distribution expenses for the Financial Intermediary Class of the Western Asset Core Bond Portfolio.

****Restated to reflect current expense reimbursement/waiver arrangements. The Manager is contractually obligated to limit expenses to 0.65% and 0.90% with respect to the Institutional and Financial Intermediary Class shares of the Western Asset High Yield Portfolio, respectively, through August 1, 2005.

MANAGEMENT OF THE PORTFOLIOS

General

Western Asset Funds, Inc. is an open-end management investment company comprised of a variety of separate investment portfolios. Western Asset Funds, Inc. was incorporated in Maryland on May 16, 1990.

Board of Directors

There are currently seven Directors of the Western Asset Funds, one of whom is an "interested person" (as defined in the Investment Company Act) of the Western Asset Funds and six of whom are not "interested persons." The names and business addresses of the Directors and officers of the Western Asset Funds and their principal occupations and other affiliations during the past five years are set forth under "Management of the Portfolios" in the SAI.

Subject to the general supervision of the Board of Directors, the Manager is responsible for managing, either directly or through others hired for these purposes, the investment activities of the Portfolios and the Portfolios' business affairs and other administrative matters.

Manager and Advisers

The Portfolios are managed by the Manager. Each Portfolio pays the Manager a monthly fee based on the average net assets of the Portfolio at the following annual rates (shown prior to any waivers or reimbursements):

                                                                                       ANNUAL PERCENTAGE
          PORTFOLIO                                                                  OF AVERAGE NET ASSETS
          ---------                                                                  ---------------------
          Western Asset Money Market Portfolio                                               0.20%
          Western Asset U.S. Government Money Market Portfolio                               0.20%
          Western Asset Limited Duration Bond Portfolio                                      0.35%
          Western Asset Intermediate Bond Portfolio                                          0.40%
          Western Asset Intermediate Plus Bond Portfolio                                     0.40%
          Western Asset Inflation Indexed Plus Bond Portfolio                                0.20%
          Western Asset High Yield Portfolio                                                 0.55%
          Western Asset Non-U.S. Opportunity Bond Portfolio                                  0.45%
          Western Asset Global Strategic Income Portfolio                                    0.45%
          Western Asset Enhanced Equity Portfolio                                            0.55%


The advisory fees for Western Asset Core Bond Portfolio and Western Asset Core Plus Bond Portfolio are calculated as follows: 0.45% of the first $500 million of average net assets, 0.425% of the next $500 million of average net assets and 0.40% of average net assets over $1 billion. For its services during the fiscal year ended March 31, 2004, Western Asset Core Bond Portfolio paid the Manager 0.42% of its average daily net assets and Western Asset Core Plus Bond Portfolio paid the Manager 0.41% of its average daily net assets (in each case, prior to any waivers or reimbursements).

The Manager is a Maryland corporation formed on January 20, 1982, and is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company. The Manager's address is 100 Light Street, Baltimore, Maryland 21202.

In order to assist in carrying out its investment advisory responsibilities, the Manager has retained the Advisers to render advisory services to the Portfolios. The Manager pays the fees of the Advisers. With respect to the Limited Duration Bond Portfolio, in addition to Western Asset, the Manager has also retained WAML to render advisory services as requested by the Manager from time to time. WAML will be considered an "Adviser" to the Limited Duration Bond Portfolio to the extent it provides advisory services to that Portfolio.

To the extent the Manager receives a management fee after taking into account its contractual obligation to limit expenses as discussed in "Fees and Expenses" above, the Manager will pay a Portfolio's Adviser(s) the entire management fee it receives from the Portfolio. To the extent that a Portfolio has multiple Advisers, the Manager will pay a management fee to each Adviser based on the respective portion of the Portfolio's assets managed by such Adviser.

Western Asset. Western Asset, established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset were approximately $127.2 billion as of June 30, 2004. The address of Western Asset is 385 East Colorado Boulevard, Pasadena, CA 91101.

WAML. WAML, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by WAML were approximately $35.2 billion as of June 30, 2004. The address of WAML is 155 Bishopsgate, London, England EC2N3TY.

Expense Limitations

The Manager has, until August 1, 2005, contractually agreed to waive its fees and/or reimburse each Portfolio to the extent a Portfolio's expenses (exclusive of taxes, interest, deferred organization expenses, brokerage and extraordinary expenses) for any class exceed the annual rate described in the Fees and Expenses section. Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment by a Portfolio to the Manager to the extent that from time to time during the next three fiscal years the repayment will not cause a Portfolio's expenses to exceed the limit set forth in the Fees and Expenses section.

Portfolio Managers

Neither Western Asset nor WAML employs individual portfolio managers to determine the investments of a Portfolio. Instead, the day-to-day management of the various Portfolios' investments will be the responsibility of the Western Asset Investment Strategy Group or the WAML Investment Strategy Group, as the case may be.

Expenses

Each Portfolio pays its share of all expenses that are not assumed by the Manager, the Adviser or other parties, including Directors', auditing, legal, custodial, transfer agency and distribution fees (which are in turn allocated to the Financial Intermediary Class of shares).

PURCHASE OF SHARES

The Portfolios offer two classes of shares: Institutional Class and Financial Intermediary Class. Shares in the Financial Intermediary Class bear a 12b-1 fee. See "Distribution Plans" below for more information.

Initial Investment

Prior to or concurrent with the initial purchase of shares in any Portfolio, each investor must open an account for that Portfolio by completing and signing an Application and mailing it to Legg Mason Institutional Funds at the following address: P.O. Box 17635, Baltimore, Maryland 21297-1635. Investors must invest in the aggregate at least $1 million in the Portfolios. Shares of the Portfolios may also be purchased by the Directors of the Portfolios and employees of Western Asset and WAML and their immediate families notwithstanding the foregoing requirement. The Portfolios reserve the right to revise the minimum investment requirement and may waive it at their sole discretion.

In addition, investors also may purchase Institutional and Financial Intermediary Class shares through banks, brokers, dealers, insurance companies and other financial intermediaries that offer their clients the ability to purchase shares through investment programs such as (i) fee-based advisory programs, (ii) employee benefit plans like 401(k) retirement plans, and (iii) mutual fund supermarkets. Shareholders of the Institutional and Financial Intermediary Class should contact their financial intermediary for information regarding the financial intermediary's policies on purchasing, exchanging, and redeeming fund shares as well as initial and subsequent investment minimums and any fees associated with the purchase and redemption of shares. This Prospectus should be read by customers of the financial intermediaries in connection with any such information received from the financial intermediaries. Any fees, charges, or requirements imposed by financial intermediaries will be in addition to the fees and requirements of this Prospectus.

A purchase order, together with payment in one of the forms described in the following paragraphs, received by Boston Financial Data Services (the "Transfer Agent" or "BFDS") prior to the close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) ("close of the Exchange") will be effected at that day's net asset value. An order received after the close of the Exchange will generally be effected at the net asset value determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries by the close of the Exchange and communicated to the Transfer Agent by 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day.

Purchases of shares can be made by wiring federal funds to State Street Bank and Trust Company. Purchases of shares of the Western Asset Money Market Portfolio or the Western Asset U.S. Government Money Market Portfolio may ONLY be made by federal funds wire. Before wiring federal funds, the investor must first telephone the Portfolio at 1-888-425-6432 to receive instructions for wire transfer. On the telephone, the following information will be required: shareholder name; name of the person authorizing the transaction; shareholder account number; name of the Portfolio and class of shares to be purchased; amount being wired; and name of the wiring bank.

Funds should be wired through the Federal Reserve System to:

State Street Bank and Trust Company
ABA #011-000-028
DDA #99046096
Legg Mason Institutional Funds [insert name of Portfolio]
[Insert your account name and number]

The wire should state that the funds are for the purchase of shares of a specific Portfolio and share class and include the account name and number.

With respect to the Western Asset U.S. Government Money Market Portfolio and Western Asset Money Market Portfolio, if a purchase order for shares is received prior to 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received after 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, or as otherwise agreed to by the relevant Portfolio, the order will be effected at that day's net asset value, but dividends will not begin to accrue until the following business day.

With respect to the Western Asset Intermediate Bond Portfolio, Western Asset Intermediate Plus Bond Portfolio, Western Asset Core Bond Portfolio, Western Asset Core Plus Bond Portfolio, Western Asset Inflation Indexed Plus Bond Portfolio and Western Asset Limited Duration Bond Portfolio, dividends will begin to accrue on the first business day following the day payment in federal funds is received by the Transfer Agent.

Shares may also be purchased and paid for by the contribution of eligible portfolio securities, subject in each case to approval by the Manager. Approval will depend on, among other things, the nature and quality of the securities offered and the current needs of the Portfolio in question. Securities offered in payment for shares will be valued in the same way and at the same time the Portfolio values its portfolio securities for purposes of determining net asset value. (See "Net Asset Value" below.) Investors who wish to purchase Portfolio shares through the contribution of securities should contact the Portfolio at 1-888-425-6432 for instructions. Investors should also realize that at the time of contribution they may be required to recognize a gain or loss for tax purposes on securities contributed. The Portfolio has full discretion to reject any securities offered as payment for shares.

As described below, each Portfolio may offer Financial Intermediary Class shares that are offered primarily through financial intermediaries. Each Portfolio may pay financial intermediaries for their services out of that class's assets pursuant to the class's distribution plan or otherwise. If investors effect transactions through a broker or agent, investors may be charged a fee by that broker or agent.

LMWW and its affiliates (including the Manager and the Advisers) may from time to time, at their own expense, make payments to financial intermediaries that sell Institutional or Financial Intermediary Class shares of the Portfolios or to other parties in connection with the sale or servicing of such shares. Salespersons and others entitled to receive compensation for selling or servicing Portfolio shares may receive greater compensation with respect to one class of shares than the other.

Any shares purchased or received as a distribution will be credited directly to the investor's account.

Additional Investments

Additional investments may be made at any time at the relevant net asset value for that class by following the procedures outlined above. Investors should always furnish a shareholder account number when making additional purchases.

Other Purchase Information

Purchases will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

Each Portfolio and LMWW, the Portfolios' Distributor, reserve the right, in their sole discretion, to request additional documents and information from investors in connection with purchase orders, to suspend the offering of shares or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Portfolio; to waive the minimum initial investment for certain investors; and to redeem shares if information provided in the Application should prove to be incorrect in any manner judged by a Portfolio to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of a Portfolio). A Portfolio may suspend the offering of shares at any time and resume it at any time thereafter.

Mutual funds are required to obtain and verify information that identifies investors opening new accounts. When you sign your account application, you may be asked to provide additional information in order for the Portfolio to verify your identity. If a Portfolio is unable to collect the required information, it may not be able to open your account. A Portfolio or LMWW may share identifying information with third parties for the purpose of verification. If a Portfolio or LMWW cannot verify identifying information after opening your account, the Portfolio reserves the right to restrict or close your account, to withhold monies, and to take such other actions as may be required by applicable law.

Shares of the Portfolios may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Portfolio are available for offer and sale in their State of residence. Shares of the Portfolio may not be offered or sold in any State unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Purchases and sales of Portfolio shares should be made for long-term investment purposes only. Each Portfolio reserves the right to restrict purchases of shares (including exchanges) when it determines that a pattern of frequent purchases and sales appears evident. See "Exchange Privilege" Below.

Retirement Plans

Shares of the Portfolios are available for purchase by retirement plans, including 401(k) plans and 403(b) plans. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Portfolio as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions.

The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that the plan administrator may aggregate purchase and redemption orders of participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Account Registration Changes

Changes in registration or account privileges may be made in writing to the Portfolio. Signature guarantees may be required. See "Signature Guarantee" below. All correspondence must include the account number and must be sent to:

Legg Mason Institutional Funds
P.O. Box 17635
Baltimore, Maryland 21297-1635

DISTRIBUTION PLANS

The Board of Directors has adopted Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act with respect to shares of the Financial Intermediary Class of each Portfolio. Under the terms of each Plan, a Portfolio is permitted to pay, out of the assets of the Financial Intermediary Class of the Portfolio, fees in an amount up to 0.40% on an annual basis of the average daily net assets of that class to LMWW, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium, and to reimburse certain other expenses and payments. Payments under the Plans are currently limited to 0.25% (or 0.10% in the case of the Western Asset U.S. Government Money Market Portfolio and the Western Asset Money Market Portfolio) of average daily net assets. Because the fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information regarding the Plans and their terms, see the SAI.

REDEMPTION OF SHARES

Portfolio shares may be redeemed through three methods: (1) by sending a written request for redemption to Legg Mason Institutional Funds, Inc. at P.O. Box 17635, Baltimore, Maryland 21297-1635; (2) by calling Legg Mason Institutional Funds at 1-888-425-6432; or (3) by wire communication with the Transfer Agent. In each case, the investor should first notify Legg Mason Institutional Funds at 1-888-425-6432 of the intention to redeem. No charge is made for redemptions. Shareholders who wish to be able to redeem by telephone or wire communication must complete an authorization form in advance. Redemptions over $10,000,000 may be initiated by telephone, but must be confirmed in writing prior to processing.

Upon receipt of a request for redemption as described below (a request "in good order") before the close of the Exchange on any day when the Exchange is open, the Transfer Agent will redeem Portfolio shares at that day's net asset value per share. Requests for redemption received by the Transfer Agent after the close of the Exchange will be executed at the net asset value next determined. However, orders received by certain retirement plans and other financial intermediaries by the close of the Exchange and communicated to the Transfer Agent by 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day. The Portfolios may refuse to effect redemption requests during periods permitted by federal securities laws.

Requests for redemption should indicate:

   1) The number of shares or dollar amount to be redeemed and the investor's shareholder account number;

   2) The investor's name and the names of any co-owner of the account, using exactly the same name or names used in establishing the account;

   3) Proof of authorization to request redemption on behalf of any co-owner of the account (please contact the Portfolio for further details); and

   4) The name, address, and account number to which the redemption payment should be sent.

Payment of the redemption price normally will be made by wire one business day after receipt of a redemption request in good order. However, each Portfolio reserves the right to postpone the payment date when the Exchange is closed, when trading is restricted, or during other periods as permitted by federal securities laws, as well as to take up to seven days to make payment upon redemption if the Portfolio involved could be adversely affected by immediate payment. Redemption proceeds may also be paid in-kind at the discretion of the Portfolio. Shareholders who receive a redemption in-kind may incur costs to dispose of such securities. In addition, depending upon the circumstances, a shareholder may incur additional tax liability upon the sale of securities received in a redemption in kind.

Other supporting legal documents, such as copies of the trust instrument or power of attorney, may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption or repurchase. If you have a question concerning the sale or redemption of shares, please contact Legg Mason Institutional Funds by calling 1-888-425-6432.

Any Portfolio may elect to close any shareholder account when the current value of the account is less than $1 million due to redemptions or exchanges by the shareholder by redeeming all of the shares in the account and mailing the proceeds to the investor. If a Portfolio elects to redeem the shares in an account, the shareholder will be notified that the account is below $1 million and will be allowed 30 days in which to make an additional investment in order to avoid having the account closed. Shares will be redeemed at the net asset value calculated on the day of redemption. Any Portfolio may change the $1 million minimum account balance from time to time without notice to shareholders.

Signature Guarantee

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his or her signature and guaranteed by any of the following entities: U.S. banks, non-U.S. banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution"). Each Portfolio and its agents reserve the right to reject any signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. Any Portfolio may change the signature guarantee requirements from time to time without prior notice to shareholders.

A signature guarantee will be required for the following situations:

     - Remitting redemption proceeds to any person, address or bank account not on record.
     - Making changes to the account registration after the account has been opened.
     - Transferring shares to another Portfolio with a different registration.

SYSTEMATIC WITHDRAWAL PLAN

Certain accounts may be eligible to make systematic withdrawals from a Portfolio. Contact Legg Mason Institutional Funds at 1-888-425-6432 to determine your account's eligibility to participate in the Systematic Withdrawal Plan. Ordinarily, it may not be in your interest to purchase additional shares of a Portfolio in which you have an account if you maintain a Systematic Withdrawal Plan, because there are tax disadvantages associated with such purchases and withdrawals.

EXCHANGE PRIVILEGE

Shareholders in any Portfolio may exchange their shares for shares of the same class of any of the other Portfolios, provided that the shares of that class are being offered at the time of the proposed exchange. Investments by exchange among any of the Portfolios are made at the per share net asset values next determined after the order for exchange is received in good order.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive trading activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive trading activity and in other circumstances where a Portfolio believes doing so would be in its best interest, each Portfolio reserves the right to revise or terminate the exchange privilege without notice to the extent permitted by applicable law, limit the amount or number of exchanges or reject any exchange.

Although shareholder transactions are monitored for certain patterns of excessive trading activity, there is no guarantee that a Portfolio or its agents will be able to detect excessive trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. In particular, many purchase, redemption and exchange orders are received from omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. A Portfolio is generally not able to identify trading by a particular beneficial owner within an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on the ability of a Portfolio or its agents to identify or terminate excessive trading activity. The techniques used by the Portfolios and their agents are not anticipated to identify all excessive trading.

For further information concerning the exchange privilege, or to make an exchange, please contact the Legg Mason Institutional Funds at 1-888-425-6432.

NET ASSET VALUE

Net asset value per share of each class of shares is determined daily for each Portfolio as of the close of regular trading on the Exchange, on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate each Portfolio's Institutional Class or Financial Intermediary Class share price, the Portfolio's assets attributable to that class of shares are valued and totaled, liabilities attributable to that class of shares are subtracted, and the resulting net assets are divided by the number of shares outstanding for that class.

Except for the Western Asset Money Market Portfolio and the Western Asset U.S. Government Money Market Portfolio, portfolio securities and other assets for which market quotations are readily available are valued at current market value as determined by pricing services, broker-dealer quotations or other approved methods. Money market instruments with remaining maturities of 60 days or less are generally valued at amortized cost. Unless certain unusual circumstances occur (including those described in the following paragraph), fixed income securities for which daily market quotations are not readily available will, to the extent appropriate under the circumstances, be valued with reference to fixed income securities whose prices are more readily available and whose durations are comparable to those of the securities being valued.

Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors or persons acting at their direction. The values of investments quoted in non-U.S. currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Directors or persons acting at their direction may determine. Because of time zone differences, non-U.S. exchanges and securities markets and non-U.S. currency markets will usually be closed prior to the time of the closing of the Exchange. The principal markets for fixed income securities also generally close prior to the close of the Exchange. Consequently, values of non-U.S. investments and fixed income securities will be determined as of the earlier closing of such exchanges and markets. However, events affecting the values of such non-U.S. investments and fixed income securities may occasionally occur between the earlier closings of such exchanges and markets and the closing of the Exchange that will not be reflected in the computation of the net asset value. If an event that is likely, in the judgment of the Portfolios' Valuation Committee, materially to affect the value of such investments occurs during such period, then such investments will be valued at fair value as determined in good faith by the Directors or persons acting at their direction. This will also be true of currency rates to the extent a Portfolio uses currency rates established prior to the close of the Exchange. In addition, if a Portfolio holds investments that are primarily listed on non-U.S. exchanges that trade on days when the Exchange is not open, the net asset value of the Portfolio's shares may be subject to change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

The Western Asset Money Market Portfolio and the Western Asset U.S. Government Money Market Portfolio each attempts to maintain a per share net asset value of $1.00 by using the amortized cost method of valuation as permitted by Rule 2a-7 under the Investment Company Act. Neither Portfolio can guarantee that the net asset value will always remain at $1.00 per share.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Western Asset High Yield Portfolio, Western Asset Non-U.S. Opportunity Bond Portfolio, Western Asset Global Strategic Income Portfolio and Western Asset Enhanced Equity Portfolio declare and pay dividends quarterly out of their net investment income, if available, for that quarter.

The Western Asset Money Market Portfolio and Western Asset U.S. Government Money Market Portfolio declare as a dividend at the close of regular trading on the Exchange each business day, to shareholders of record as of 12:00 noon, Eastern Time, that day, substantially all of their net investment income since the prior business day's dividend.

The Western Asset Intermediate Bond Portfolio, Western Asset Intermediate Plus Bond Portfolio, Western Asset Core Bond Portfolio, Western Asset Core Plus Bond Portfolio, Western Asset Inflation Indexed Plus Bond Portfolio and Western Asset Limited Duration Bond Portfolio declare as a dividend at the close of regular trading on the Exchange each business day, to shareholders of record as of the close of the Exchange that day, substantially all of their net investment income since the prior business day's dividend.

The Western Asset Money Market Portfolio, Western Asset U.S. Government Money Market Portfolio, Western Asset Intermediate Bond Portfolio, Western Asset Intermediate Plus Bond Portfolio, Western Asset Core Bond Portfolio, Western Asset Core Plus Bond Portfolio, Western Asset Inflation Indexed Plus Bond Portfolio and Western Asset Limited Duration Bond Portfolio pay dividends monthly. Distributions of net realized capital gains are made annually.

Shareholders may elect to receive dividends and distributions in one of four ways:

   1) Receive both dividends and other distributions in shares of the same class of the distributing Portfolio;

   2) Receive dividends in cash and other distributions in shares of the same class of the distributing Portfolio;

   3) Receive dividends in shares of the same class of the distributing Portfolio and other distributions in cash; or

   4) Receive both dividends and other distributions in cash.

If no election is made, both dividends and other distributions are credited to a shareholder's Portfolio account in shares (of the same class as the shares already held) at the net asset value of the shares determined as of the close of the Exchange on the reinvestment date.

For the Western Asset Money Market Portfolio, Western Asset U.S. Government Money Market Portfolio, Western Asset Intermediate Bond Portfolio, Western Asset Intermediate Plus Bond Portfolio, Western Asset Core Bond Portfolio, Western Asset Core Plus Bond Portfolio, Western Asset Inflation Indexed Plus Bond Portfolio and Western Asset Limited Duration Bond Portfolio, reinvestment of dividends and other distributions occurs on the payment date. A shareholder who redeems all shares in the Western Asset Money Market Portfolio, Western Asset U.S. Government Money Market Portfolio, Western Asset Intermediate Bond Portfolio, Western Asset Intermediate Plus Bond Portfolio, Western Asset Core Bond Portfolio, Western Asset Core Plus Bond Portfolio, Western Asset Inflation Indexed Plus Bond Portfolio or Western Asset Limited Duration Bond Portfolio will receive all dividends and other distributions declared for that monthly cycle prior to the redemption date (i.e., all dividends and other distributions from the first day of that monthly cycle, if invested on that first day, to the date of the redemption). For the other Portfolios, reinvestment occurs on the ex-dividend date. An election to receive dividends or other distributions in cash rather than additional shares may be made by notifying Legg Mason Institutional Funds in writing.

The Directors reserve the right to revise the dividend policy or postpone the payment of dividends if warranted in their judgment due to unusual circumstances, such as an unexpected large expense, loss or fluctuation in net asset value.

TAX INFORMATION

Each Portfolio intends to qualify or continue to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Each Portfolio will distribute substantially all its net investment income and net realized capital gains to its shareholders on a current basis. Early each year, each Portfolio will notify its shareholders of the amount and tax status of distributions paid during the prior year.

Distributions from a Portfolio (whether paid in cash or reinvested in shares of the Portfolio) will generally be taxable to shareholders (other than qualified retirement plans and other tax-exempt investors) as ordinary income to the extent derived from the Portfolio's investment income and net short-term gains. Portfolio distributions of net capital gains (the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) and, in the case of shareholders who are individuals, distributions of investment income designated as derived from qualified dividend income will be taxable as long-term capital gain (generally at a maximum rate of 15% for non-corporate shareholders, through December 31,
2008), provided certain requirements are met. Because the Portfolios invest primarily in fixed income securities, it is not expected that any significant portion of distributions will be derived from qualified dividend income. If a dividend or distribution is made shortly after a shareholder purchases shares in a Portfolio, while in effect a return of capital to the shareholder, the dividend or distribution is taxable as described above.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situations.

A Portfolio's investments in non-U.S. securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, a Portfolio's yield on those securities would be decreased. Shareholders may be entitled to claim a credit or deduction with respect to non-U.S. taxes. In addition, a Portfolio's investments in non-U.S. securities or non-U.S. currencies may increase or accelerate the Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.

In addition to income tax on the Portfolio's distributions, any gain that results from a sale (other than by an IRA or other tax exempt investor) of Portfolio shares will generally be subject to federal income tax. An exchange of shares generally will be treated as a sale of Portfolio shares for these purposes and any gain on those shares will generally be subject to federal income tax.

Investments in certain debt obligations, including obligations issued at a discount and inflation-indexed investments made by the Western Asset Inflation Indexed Plus Bond Portfolio, may cause a Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus a Portfolio could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements.

The foregoing is a summary of certain federal income tax consequences of investing in a Portfolio. Shareholders are urged to consult their tax advisers with respect to the effects of their investments on their particular tax situations (including possible liability for non-U.S., state and local taxes).

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Portfolio's recent financial performance for the past five years or, if shorter, since the inception of the Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total returns represent the rate that an investor would have earned or lost on an investment in the Portfolios, assuming reinvestment of all dividends and distributions. This information has been derived from the financial statements, which have been audited by PricewaterhouseCoopers LLP. Their report and the Portfolios' financial statements are included in the Portfolios' annual report to shareholders, which is available upon request.

                                                                          INVESTMENT OPERATIONS
                                                           --------------------------------------------------
                                                                               NET REALIZED
                                                                              AND UNREALIZED
                                                                                GAIN/(LOSS)
                                                                              ON INVESTMENTS,
                                                                                 OPTIONS,
                                               NET ASSET                      FUTURES, SWAPS,        TOTAL
                                                 VALUE,       NET               AND FOREIGN           FROM
                                               BEGINNING   INVESTMENT            CURRENCY          INVESTMENT
                                                OF YEAR      INCOME            TRANSACTIONS        OPERATIONS
-------------------------------------------------------------------------------------------------------------
WESTERN ASSET LIMITED DURATION BOND PORTFOLIO
-- INSTITUTIONAL CLASS
     Period Ended March 31, 2004(A)            $   10.00   $      .08(B)      $           .09      $      .17

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO
-- INSTITUTIONAL CLASS
     Years Ended March 31,
         2004                                  $   10.92   $      .44(E)      $           .36      $      .80
         2003                                      10.39          .53                     .62            1.15
         2002                                      10.65          .57(E)                 (.13)            .44
         2001                                      10.09          .68(E)                  .56            1.24
         2000                                      10.62          .63(E)                 (.38)            .25
-- FINANCIAL INTERMEDIARY CLASS
     Period Ended November 30, 1999(F)         $   10.61   $      .41(G)      $          (.33)     $      .08

WESTERN ASSET CORE BOND PORTFOLIO
-- INSTITUTIONAL CLASS
     Years Ended March 31,
         2004                                  $   11.57   $      .41         $           .45      $      .86
         2003                                      11.01          .55                     .65            1.20
         2002                                      11.09          .62(H)                  .05             .67
         2001                                      10.39          .73(H)                  .70            1.43
         2000                                      11.01          .67(H)                 (.46)            .21
-- FINANCIAL INTERMEDIARY CLASS
     Years Ended March 31,
         2004                                  $   11.57   $      .40(I)      $           .43      $      .83
         2003                                      11.02          .53                     .63            1.16
         2002                                      11.10          .59(I)                  .06             .65
         2001                                      10.40          .70(I)                  .70            1.40
         2000(J)                                   10.69          .45(I)                 (.25)            .20

WESTERN ASSET CORE PLUS BOND PORTFOLIO
-- INSTITUTIONAL CLASS
     Years Ended March 31,
         2004                                  $   10.40   $      .37(K)      $           .55      $      .92
         2003                                       9.88          .51(K)                  .62            1.13
         2002                                      10.07          .56(K),(L)              .06(L)          .62
         2001                                       9.48          .66(K)                  .59            1.25
         2000                                       9.97          .55(K)                 .(37)            .18
-- FINANCIAL INTERMEDIARY CLASS
     Years Ended March 31,
         2004                                  $   10.40   $      .36(M)      $           .54      $      .90
         2003                                       9.87          .48(M)                  .63            1.11
         2002(N)                                   10.04          .11(L),(M)             (.17)(L)        (.06)


                                       2

                                                             DISTRIBUTIONS
                                               ----------------------------------------
                                                               FROM
                                                 FROM           NET                       NET ASSET
                                                  NET         REALIZED                      VALUE,
                                               INVESTMENT      GAIN ON        TOTAL         END OF
                                                INCOME      INVESTMENTS   DISTRIBUTIONS      YEAR
----------------------------------------------------------------------------------------------------
WESTERN ASSET LIMITED DURATION BOND PORTFOLIO
-- INSTITUTIONAL CLASS
     Period Ended March 31, 2004(A)            $     (.08)  $        --   $        (.08)  $    10.09

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO
-- INSTITUTIONAL CLASS
     Years Ended March 31,
         2004                                  $     (.44)  $      (.27)  $        (.71)  $    11.01
         2003                                        (.53)         (.09)           (.62)       10.92
         2002                                        (.57)         (.13)           (.70)       10.39
         2001                                        (.68)           --            (.68)       10.65
         2000                                        (.78)           --            (.78)       10.09
-- FINANCIAL INTERMEDIARY CLASS
     Period Ended November 30, 1999(F)         $     (.43)  $        --   $        (.43)  $    10.26

WESTERN ASSET CORE BOND PORTFOLIO
-- INSTITUTIONAL CLASS
     Years Ended March 31,
         2004                                  $     (.44)  $      (.18)  $        (.62)  $    11.81
         2003                                        (.55)         (.09)           (.64)       11.57
         2002                                        (.62)         (.13)           (.75)       11.01
         2001                                        (.73)           --            (.73)       11.09
         2000                                        (.80)         (.03)           (.83)       10.39
-- FINANCIAL INTERMEDIARY CLASS
     Years Ended March 31,
         2004                                  $     (.41)  $      (.18)  $        (.59)  $    11.81
         2003                                        (.52)         (.09)           (.61)       11.57
         2002                                        (.60)         (.13)           (.73)       11.02
         2001                                        (.70)           --            (.70)       11.10
         2000(J)                                     (.49)           --            (.49)       10.40

WESTERN ASSET CORE PLUS BOND PORTFOLIO
-- INSTITUTIONAL CLASS
     Years Ended March 31,
         2004                                  $     (.41)  $      (.20)  $        (.61)  $    10.71
         2003                                        (.51)         (.10)           (.61)       10.40
         2002                                        (.54)         (.27)           (.81)        9.88
         2001                                        (.66)           --            (.66)       10.07
         2000                                        (.67)           --            (.67)        9.48
-- FINANCIAL INTERMEDIARY CLASS
     Years Ended March 31,
         2004                                  $     (.39)  $      (.20)  $        (.59)  $    10.71
         2003                                        (.48)         (.10)           (.58)       10.40
         2002(N)                                     (.11)           --            (.11)        9.87


                                                                           RATIOS/SUPPLEMENTAL DATA
                                               ------------------------------------------------------------------------------------
                                                                                    NET
                                                            EXPENSES            INVESTMENT                            NET ASSETS,
                                                           TO AVERAGE             INCOME             PORTFOLIO          END OF
                                                TOTAL         NET               TO AVERAGE            TURNOVER           YEAR
                                               RETURN        ASSETS             NET ASSETS             RATE          (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------------------
WESTERN ASSET LIMITED DURATION BOND PORTFOLIO
-- INSTITUTIONAL CLASS
     Period Ended March 31, 2004(A)              1.69%(C)         .40%(B),(D)          1.6%(B),(D)       125.5%(C)   $       26,182

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO
-- INSTITUTIONAL CLASS
     Years Ended March 31,
         2004                                    7.58%            .45%(E)              4.0%(E)           255.1%      $      587,229
         2003                                   11.37%            .45%                 5.0%              238.5%             539,874
         2002                                    4.20%            .45%(E)              5.3%(E)           274.8%             628,196
         2001                                   12.79%            .45%(E)              6.6%(E)           328.4%             457,822
         2000                                    2.49%            .45%(E)              6.3%(E)           440.8%             376,056
-- FINANCIAL INTERMEDIARY CLASS
     Period Ended November 30, 1999(F)            .81%(C)         .70%(D)              5.9%(D)           440.8%      $           --

WESTERN ASSET CORE BOND PORTFOLIO
-- INSTITUTIONAL CLASS
     Years Ended March 31,
         2004                                    7.64%            .49%                 3.5%              464.6%      $    2,187,219
         2003                                   11.19%            .49%                 4.9%              438.6%           1,400,431
         2002                                    6.14%            .50%(H)              5.6%(H)           595.2%             971,544
         2001                                   14.37%            .50%(H)              6.8%(H)           387.2%             826,459
         2000                                    1.99%            .50%(H)              6.3%(H)           260.4%             649,038
-- FINANCIAL INTERMEDIARY CLASS
     Years Ended March 31,
         2004                                    7.36%            .75%(I)              3.2%(I)           464.6%      $      121,607
         2003                                   10.80%            .75%                 4.1%              438.6%              79,120
         2002                                    5.88%            .75%(I)              5.3%(I)           595.2%               1,885
         2001                                   13.96%            .75%(I)              6.6%(I)           387.2%               1,883
         2000(J)                                 1.97%(C)         .75%(D),(I)          6.2%(D),(I)       260.4%               1,456

WESTERN ASSET CORE PLUS BOND PORTFOLIO
-- INSTITUTIONAL CLASS
     Years Ended March 31,
         2004                                    9.12%            .45%(K)              3.6%(K)           463.8%      $    3,286,650
         2003                                   11.78%            .45%(K)              5.0%(K)           422.6%           1,866,619
         2002                                    6.34%            .45%(K)              5.3%(K)           590.7%             991,673
         2001                                   13.73%            .46%(K)              6.8%(K)           432.8%             444,451
         2000                                    1.95%            .50%(K)              6.2%(K)           315.9%             215,184
-- FINANCIAL INTERMEDIARY CLASS
     Years Ended March 31,
         2004                                    8.82%            .70%(M)              3.2%(M)           463.8%      $        7,040
         2003                                   11.57%            .70%(M)              4.8%(M)           422.6%                 369
         2002(N)                                 (.57)%(C)        .70%(D),(M)          5.3%(D),(M)       590.7%                 235

WESTERN ASSET INFLATION INDEXED PLUS BOND
PORTFOLIO
-- INSTITUTIONAL CLASS

     Years Ended March 31,
         2004                                  $   10.96   $      .37(O)      $           .71      $     1.08
         2003                                       9.92          .51(O)                 1.19            1.70
         2002                                       9.98          .41(O)                  .01             .42
         2001(P)                                   10.00          .08(O)                 (.02)            .06

WESTERN ASSET HIGH YIELD PORTFOLIO
-- INSTITUTIONAL CLASS
     Years Ended March 31,
         2004                                  $    9.56   $      .78(Q)      $           .89      $     1.67
         2003                                      10.36          .96(Q)                 (.82)            .14
         2002(R)                                   10.00          .53(Q)                  .07             .60

WESTERN ASSET NON-U.S. OPPORTUNITY BOND
PORTFOLIO
-- INSTITUTIONAL CLASS
     Years Ended March 31,
         2004                                  $   10.91   $      .97(S)      $          (.01)     $      .96
         2003                                       9.25          .25(S)                 1.52            1.77
         2002                                       9.25           --(L),(S)              .46(L)          .46
         2001                                       9.59          .59(S)                 (.05)            .54
         2000                                      10.21          .49(S)                 (.47)            .02


                                       4

WESTERN ASSET INFLATION INDEXED PLUS BOND
PORTFOLIO
-- INSTITUTIONAL CLASS

     Years Ended March 31,
         2004                                  $     (.37)  $      (.43)  $        (.80)  $    11.24
         2003                                        (.51)         (.15)           (.66)       10.96
         2002                                        (.41)         (.07)           (.48)        9.92
         2001(P)                                     (.08)           --            (.08)        9.98

WESTERN ASSET HIGH YIELD PORTFOLIO
-- INSTITUTIONAL CLASS
     Years Ended March 31,
         2004                                  $     (.95)  $        --   $        (.95)  $    10.28
         2003                                        (.94)           --            (.94)        9.56
         2002(R)                                     (.24)           --            (.24)       10.36

WESTERN ASSET NON-U.S. OPPORTUNITY BOND
PORTFOLIO
-- INSTITUTIONAL CLASS
     Years Ended March 31,
         2004                                  $    (1.01)  $      (.34)  $       (1.35)  $    10.52
         2003                                        (.11)           --            (.11)       10.91
         2002                                        (.46)           --            (.46)        9.25
         2001                                        (.88)           --            (.88)        9.25
         2000                                        (.50)         (.14)           (.64)        9.59


                                       5

WESTERN ASSET INFLATION INDEXED PLUS BOND
PORTFOLIO
-- INSTITUTIONAL CLASS

     Years Ended March 31,
         2004                                   10.33%            .25%(O)              3.4%(O)           281.8%      $      346,379
         2003                                   17.62%            .25%(O)              4.8%(O)            75.4%             290,306
         2002                                    4.28%            .25%(O)              5.0%(O)            79.5%             210,635
         2001(P)                                  .55%(C)         .25%(D),(O)          8.9%(D),(O)          --               11,978

WESTERN ASSET HIGH YIELD PORTFOLIO
-- INSTITUTIONAL CLASS
     Years Ended March 31,
         2004                                   18.27%            .58%(Q)              7.9%(Q)           116.0%      $      189,458
         2003                                    2.22%            .55%(Q)             10.2%(Q)           110.1%             149,937
         2002(R)                                 6.02%(C)         .55%(D),(Q)         10.4%(D),(Q)        51.8%(C)          152,729

WESTERN ASSET NON-U.S. OPPORTUNITY BOND
PORTFOLIO
-- INSTITUTIONAL CLASS
     Years Ended March 31,
         2004                                    9.06%            .55%(S)              4.0%(S)            42.8%      $       97,027
         2003                                   19.26%            .55%(S)              4.4%(S)           187.5%              59,026
         2002                                    5.21%            .55%(S)              4.5%(S)           307.6%              47,487
         2001                                    6.31%            .55%(S)              5.6%(S)           263.4%              93,385
         2000                                     .57%            .55%(S)              4.9%(S)           347.1%              62,526

(A)  For the period October 1, 2003 (commencement of operations) to March 31,
     2004.

(B) Net of advisory fees waived by the adviser pursuant to a voluntary expense limitation of 0.40%. If no fees had been waived by the adviser, the annualized ratio of expenses to average net assets would have been as follows: for the period October 1, 2003 (commencement of operations) to March 31, 2004, 0.68%.

(C)  Not annualized.

(D)  Annualized.

(E) Net of advisory fees waived by the adviser pursuant to a voluntary expense limitation of 0.45%. If no fees had been waived by the adviser, the ratio of expenses to average net assets would have been: for the years ended March 31,2004, 0.47%; 2002, 0.47%; 2001, 0.47%; and 2000, 0.48%.

(F)  Liquidation of Financial Intermediary Class shares.

(G) Net of advisory fees waived by the adviser pursuant to a voluntary expense limitation of 0.70%. If no fees had been waived by the adviser, the annualized ratio of expenses to average net assets would have been as follows: for the period ending November 30, 1999 (liquidation of Financial Intermediary Class shares), 0.74%.

(H) Net of advisory fees waived by the adviser pursuant to a voluntary expense limitation of 0.50%. If no fees had been waived by the adviser, the ratio of expenses to average net assets would have been as follows: for the years ended March 31, 2002, 0.52%; 2001, 0.53%; and 2000, 0.51%.

(I) Net of advisory fees waived by the adviser pursuant to a voluntary expense limitation of 0.75%. If no fees had been waived by the adviser, the ratio of expenses to average net assets would have been as follows: for the years ended March 31, 2004, 0.76%; 2002, 0.77%; and 2001, 0.78%. For the period
     July 22, 1999 (commencement of operations) to March 31, 2000, the annualized ratio of expenses to average net assets would have been 0.76%.

(J)  For the period July 22, 1999 (commencement of operations) to March 31,
     2000.

(K) Net of advisory fees waived by the adviser pursuant to a voluntary expense limitation of 0.50% to June 30, 2000, and 0.45% thereafter. If no fees had been waived by the adviser, the ratio of expenses to average net assets would have been as follows: for the years ended March 31, 2004, 0.48%; 2003, 0.50%; 2002, 0.54%; 2001, 0.57%; and 2000, 0.65%.

(L) The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the Fund's aggregate gains and losses because of the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the investment portfolio.

(M) Net of advisory fees waived by the adviser pursuant to a voluntary expense limitation of 0.70%. If no fees had been waived by the adviser, the ratio of expenses to average net assets would have been as follows: for the years ended March 31, 2004, 0.73% and 2003, 0.75%. For the period January 8, 2002 (commencement of operations) to March 31, 2002, the annualized ratio of expenses to average net assets would have been 0.75%.

(N)  For the period January 8, 2002 (commencement of operations) to March 31,
     2002.

(O) Net of advisory fees waived by the adviser pursuant to a voluntary expense limitation of 0.25%. If no fees had been waived by the adviser, the ratio of expenses to average net assets would have been as follows: for the years ended March 31, 2004, 0.27%; 2003, 0.27%; and 2002, 0.67%. For the period
     March 1, 2001 (commencement of operations) to March 31, 2001, the annualized ratio of expenses to average net assets would have been 2.03%.

(P)  For the period March 1, 2001 (commencement of operations) to March 31,
     2001.

(Q) Net of advisory fees waived by the adviser pursuant to a voluntary expense limitation of 0.55% to December 31, 2003, and 0.65% thereafter. If no fees had been waived by the adviser, the ratio of expenses to average net assets would have been as follows: for the years ended March 31, 2004, 0.67% and 2003, 0.67%. For the period September 28, 2001 (commencement of operations) to March 31, 2002, the annualized ratio of expenses to average net assets would have been 0.75%.

(R) For the period September 28, 2001 (commencement of operations) to March 31, 2002.

(S) Net of advisory fees waived by the adviser pursuant to a voluntary expense limitation of 0.55%. If no fees had been waived by the adviser, the ratio of expenses to average net assets would have been as follows: for the years ended March 31, 2004, 0.80%; 2003, 0.82%; 2002, 0.82%; 2001, 0.85; and
     2000, 0.83%.

See notes to financial statements.

WESTERN ASSET FUNDS, INC.

Investment Manager
Legg Mason Fund Adviser, Inc.
P.O. Box 17635
Baltimore, Maryland 21297-1635
1-888-425-6432

Custodian                                Transfer Agent
State Street Bank and Trust Co.          Boston Financial Data Services
P.O. Box 1713                            P.O. Box 953
Boston, Massachusetts 02105              Boston, Massachusetts 02103

Counsel
Ropes & Gray LLP
45 Rockefeller Plaza
New York, New York 10111

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
250 W. Pratt Street
Baltimore, Maryland 21201

Distributor
Legg Mason Wood Walker, Incorporated
100 Light Street
P.O. Box 1476
Baltimore, Maryland 21203-1476

For investors who want more information about Western Asset Funds, Inc., the following documents are available upon request:

Annual Reports
Annual and semi-annual reports provide additional information about the Portfolios' investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of a Portfolio during the last fiscal year.

Statement of Additional Information
The SAI contains additional detailed information about the Portfolios and is incorporated by reference into (is legally part of) this prospectus.

Investors can receive free copies of these materials, request other information about the Portfolios and make shareholder inquiries by calling 1-888-425-6432 or by visiting us on the Internet via www.westernassetfunds.com. Portfolio holdings of a Portfolio are available upon request by calling 1-888-425-6432.

Information about the Portfolios, including the SAI, can be reviewed and copied at the SEC's public reference room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Portfolios are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also obtain information about the Portfolios by making an electronic request at: publicinfo@sec.gov or by writing to: SEC, Public Reference Section, Washington, D.C. 20549-0102. A fee will be charged for making copies.

The Investment Company Act file number for Western Asset Funds, Inc. is
811-06110.

                            WESTERN ASSET FUNDS, INC.

              WESTERN ASSET U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                      WESTERN ASSET MONEY MARKET PORTFOLIO

                  WESTERN ASSET LIMITED DURATION BOND PORTFOLIO

                    WESTERN ASSET INTERMEDIATE BOND PORTFOLIO
                 WESTERN ASSET INTERMEDIATE PLUS BOND PORTFOLIO
                        WESTERN ASSET CORE BOND PORTFOLIO
                     WESTERN ASSET CORE PLUS BOND PORTFOLIO
               WESTERN ASSET INFLATION INDEXED PLUS BOND PORTFOLIO
                       WESTERN ASSET HIGH YIELD PORTFOLIO
                WESTERN ASSET NON-U.S. OPPORTUNITY BOND PORTFOLIO
                 WESTERN ASSET GLOBAL STRATEGIC INCOME PORTFOLIO
                     WESTERN ASSET ENHANCED EQUITY PORTFOLIO


                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 2004

Western Asset Funds, Inc. (the "Corporation") is an open-end management investment company. The Corporation currently consists of twelve separate professionally managed investment portfolios, which are described in this Statement of Additional Information ("SAI"). Each of these portfolios is referred to herein as a "Portfolio."


This SAI is not a prospectus and should be read in conjunction with the Prospectus for the Portfolios, dated August 1, 2004, which has been filed with the Securities and Exchange Commission ("SEC"). Copies of the Portfolios' Prospectus and annual and semi-annual reports are available without charge from Legg Mason Institutional Funds at 1-888-425-6432. Portions of the annual report are incorporated herein by reference, as specified herein.

                                Table of Contents

Definitions                                                                                 1
Additional Information About Investment Limitations and Policies                            2
Additional Information About Securities, Investment Techniques and Related Risks            6
Valuation of Portfolio Shares                                                              36
Management of the Portfolios                                                               38
Proxy Voting Policies and Procedures                                                       59
Purchases and Redemptions                                                                  59
Exchange Privilege                                                                         60
Systematic Withdrawal Plan                                                                 60
Portfolio Transactions and Brokerage                                                       61
Additional Tax Information                                                                 63
Other Information                                                                          67
Appendix A (Ratings of Securities)                                                        A-1
Appendix B (Proxy Voting Policies and Procedures)                                         B-1
Appendix C (Procedures for Shareholders to Submit Nominee Candidates)                     C-1

DEFINITIONS

"Adviser" means the investment advisory firm that manages a Portfolio's assets. Western Asset and WAML are each Advisers.

"Code" means the Internal Revenue Code of 1986, as amended.

"Distributor" means the party that is responsible for the distribution or sale of the Corporation's shares. Legg Mason is the Corporation's Distributor.

"Exchange" means the New York Stock Exchange.

"Fundamental Investment Limitation" means an investment limitation of a Portfolio that may be changed only with the affirmative vote of the lesser of
(a) more than 50% of the outstanding shares of the relevant Portfolio or (b) 67% or more of the shares of the relevant Portfolio present at a shareholders' meeting if more than 50% of the outstanding shares of that Portfolio are represented at the meeting in person or by proxy. Only those policies or limitations expressly designated as such are fundamental investment limitations. All other policies and restrictions may be changed without shareholder approval.

"Independent Director" means a Director of the Corporation who is not an "interested person" (as defined in the 1940 Act) of the Corporation.

"Legg Mason" means Legg Mason Wood Walker, Incorporated.

"Manager" means Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, MD 21202.

"1940 Act" means the Investment Company Act of 1940, as amended.

"NRSROs" means nationally recognized (or non-U.S.) statistical rating organizations, including Moody's Investors Service, Inc. ("Moody's"), Fitch Ratings and Standard & Poor's ("S&P").

"Plans" means the Corporation's Distribution and Shareholder Services Plans.

"SEC" means the Securities and Exchange Commission.

"12b-1 Director" means a Director of the Corporation who is an Independent Director and who has no direct or indirect financial interest in the operation of the Corporation's Plans or any agreements related to the Plans (including the Corporation's Underwriting Agreement).

"WAML" means Western Asset Management Company Limited, 155 Bishopsgate, London, England. WAML is the Adviser to the Western Asset Non-U.S. Opportunity Bond Portfolio and to the non-U.S. dollar denominated portion (if any) of the Western Asset Intermediate Plus Bond Portfolio, the Western Asset Core Plus Bond Portfolio, the Western Asset Inflation Indexed Plus Bond Portfolio, the Western Asset Global Strategic Income Portfolio and the Western Asset Limited Duration Bond Portfolio.

"Western Asset" means Western Asset Management Company, 385 East Colorado Boulevard, Pasadena, CA 91101. Western Asset is the Adviser to each Portfolio other than the Western Asset Non-U.S. Opportunity Bond Portfolio.

ADDITIONAL INFORMATION ABOUT INVESTMENT LIMITATIONS AND POLICIES

Each Portfolio has adopted certain fundamental investment limitations that are set forth below.

The Western Asset Core Bond Portfolio may not:

(1) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Portfolio, except as may be necessary in connection with permitted borrowings, provided that this limitation does not prohibit escrow, collateral or margin arrangements in connection with the Portfolio's use of options, futures contracts, options on futures contracts, forward foreign currency contracts, when-issued securities or reverse repurchase agreements;

(2) Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, or buy 10% or more of all the securities of any one issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to this limitation, and provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

(3) Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions and except that the Portfolio may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward foreign currency contracts;

(4) Invest 25% or more of its total assets (taken at market value) in any one industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements thereon; and provided further that, for purposes of this limitation, U.S. branches of foreign banks are considered U.S. banks if they are subject to substantially the same regulation as domestic banks, and foreign branches of U.S. banks are considered U.S. banks if the domestic parent would be unconditionally liable in the event that the foreign branch failed to pay on the instruments for any reason;

(5) Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase or sell futures on fixed income instruments and foreign currencies and options thereon, may engage in transactions in foreign currencies and may purchase or sell options on securities and on foreign currencies and forward foreign currency contracts;

(6) Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws;

(7) Purchase or sell real estate, provided that the Portfolio may invest in securities secured by, or issued by companies that invest in, real estate or interests therein, including real estate investment trusts; or

(8) Invest in oil, gas or mineral-related programs or leases, provided that the Portfolio may invest in securities issued by companies that engage in such activities.

In addition, the Western Asset Core Bond Portfolio may:

(9) Lend or borrow money or issue senior securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

Other than the Western Asset Core Bond Portfolio, each Portfolio may (except as noted below):

(1) Lend or borrow money or issue senior securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

(2) Not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities will not be considered to represent an industry. (This does not apply to the Western Asset Money Market and Western Asset Intermediate Bond Portfolios.)

(3) Underwrite securities to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time. (This does not apply to the Western Asset Money Market and Western Asset Intermediate Bond Portfolios.)

(4) Purchase or sell commodities, commodities contracts, futures contracts, options, forward contracts or real estate to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

In addition, the Western Asset Money Market Portfolio and the Western Asset Intermediate Bond Portfolio may not:

(5) Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, or buy 10% or more of all the securities of any one issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to this limitation, and provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

(6) Invest 25% or more of its total assets (taken at market value) in any one industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements thereon; and provided further that investments by the Western Asset Money Market Portfolio in U.S. bank instruments (such as bankers' acceptances, certificates of deposits and time or demand deposits) shall not be considered investments in any one industry for purposes of this policy; and provided further that, for purposes of this limitation, U.S. branches of foreign banks are considered U.S. banks if they are subject to substantially the same regulation as domestic banks, and foreign branches of U.S. banks are considered U.S. banks if the domestic parent would be unconditionally liable in the event that the foreign branch failed to pay on the instruments for any reason; or

(7) Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws.

ADDITIONAL INFORMATION

The foregoing fundamental limitations of each Portfolio may be changed only by a "vote of a majority of the outstanding voting securities" of the Portfolio, a term defined in the 1940 Act to mean the vote (1) of 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy, or (2) of more than 50% of the outstanding shares of the Portfolio, whichever is less. Unless otherwise stated, all policies and limitations of the Portfolios other than the foregoing are non-fundamental and can be changed by the Corporation's Board of Directors without shareholder approval.

With respect to fundamental investment limitations numbered (1) through (4) of each Portfolio, other than the Western Asset Core Bond Portfolio, and fundamental investment limitation numbered (9) of the Western Asset Core Bond Portfolio, the fundamental investment limitations set forth above limit a Portfolio's ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, the 1940 Act. Relevant limitations of the 1940 Act are described below. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account, where deemed appropriate by a Portfolio, to determine if an investment practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC. As such, these limitations of the 1940 Act will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

Fundamental Investment Restriction (1). Under the 1940 Act, a Portfolio may only borrow up to one-third of the value of its total assets less liabilities (other than liabilities representing senior securities). Borrowing by a Portfolio allows it to leverage its portfolio, which exposes it to certain risks. Leveraging increases the effect of any increase or decrease in the value of portfolio securities on a Portfolio's net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the return from the securities purchased with borrowed funds. A Portfolio may use borrowed money for any purpose permitted by the 1940 Act.

The 1940 Act also restricts the ability of any mutual fund to lend. Under the 1940 Act, a Portfolio may only make loans if expressly permitted to do so by the Portfolio's investment policies, and a Portfolio may not make loans to persons who control or are under common control with the Portfolio. Thus, the 1940 Act effectively prohibits a Portfolio from making loans to certain persons when conflicts of interest or undue influence are most likely present. The Portfolios may, however, make other loans which could expose shareholders to additional risks, such as the failure of the other party to repay the loan. Each Portfolio retains the flexibility to make loans to the extent permitted by its investment policies.

The ability of a mutual fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued. Certain portfolio management techniques, such as reverse repurchase agreements, credit default swaps, dollar rolls, futures contracts, the purchase of securities on margin, short sales, or the writing of options on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate a Portfolio's assets or otherwise cover its obligations. To the extent a Portfolio covers its commitment under such instruments, including by segregation of liquid assets, entering into offsetting transactions or owning positions covering its obligations, such instruments will not be considered a "senior security" by the Portfolio and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Portfolio. Although this SAI describes certain permitted methods of segregating assets or otherwise "covering" such transactions for these purposes, such descriptions are not complete. The Portfolio may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Portfolio.

Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

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Fundamental Investment Restriction (2). "Concentration" is interpreted under the
1940 Act to mean investment of 25% or more of a Portfolio's total assets in a single industry. If a Portfolio were to "concentrate" its investments in a particular industry, investors would be exposed to greater risks because the Portfolio's performance would be largely dependent on that industry's performance. None of the Portfolios has reserved the right to concentrate in any industry. For purposes of this limitation, the Portfolios do not consider certificates of deposit or banker's acceptances issued by domestic branches of U.S. or non-U.S. banks to be in a single industry. If, in the future, these instruments are considered to be in the same industry, the Portfolios reserve the freedom of action to concentrate in such an industry. Each Portfolio's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of technology issuers).

Fundamental Investment Restriction (3). The 1940 Act prohibits a diversified mutual fund from underwriting securities in excess of 25% of its total assets.

Fundamental Investment Restriction (4). This restriction would permit investment in commodities, commodities contracts (e.g., futures contracts or related options), options, forward contracts or real estate to the extent permitted under the 1940 Act. However, it is unlikely that the Portfolios would make such investments, other than the use of futures contracts or related options, options, forward contracts and certain real estate-related instruments as explained in the Prospectus and this SAI. Each Portfolio, however, may consider using these investment techniques in the future. Commodities, as opposed to commodity futures, represent the actual underlying bulk goods, such as grains, metals and foodstuffs. Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings, and such instruments are generally sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer.

Unless otherwise indicated, all limitations applicable to a Portfolio's investments (as stated in the Prospectus or in this SAI) apply only at the time a transaction is entered into. For example, any subsequent change in a rating assigned by any NRSRO to a security (or, with respect to an unrated security, any subsequent change in an Adviser's judgment of such security's quality), or change in the percentage of a Portfolio's assets invested in certain securities or other instruments, or change in the average maturity or duration of the Portfolio's investment portfolio, resulting from market fluctuations or other changes in the Portfolio's total assets, will not require the Portfolio to dispose of an investment. In the event that NRSROs assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings. The terms "debt," "bonds" and "fixed income securities" are used in this SAI interchangeably, and, where used, are not intended to be limiting.

CERTAIN NON-FUNDAMENTAL INVESTMENT LIMITATIONS

As a non-fundamental limitation, Western Asset U.S. Government Money Market Portfolio intends to:

Under normal market conditions, invest at least 80% of its net assets in obligations of the U.S. Government and its agencies and instrumentalities.

As a non-fundamental limitation, Western Asset Inflation Indexed Plus Bond Portfolio intends to:

Under normal market conditions, invest at least 80% of its net assets in inflation-indexed fixed income securities issued in the United States.

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As a non-fundamental limitation, Western Asset High Yield Portfolio intends to:

Under normal market conditions, invest at least 80% of its net assets in U.S. dollar denominated debt or fixed income securities that are rated below investment grade at the time of purchase by one or more NRSROs or are of a comparable quality as determined by Western Asset.

As a non-fundamental limitation, Western Asset Non-U.S. Opportunity Bond Portfolio intends to:

Under normal market conditions, invest at least 80% of its net assets in debt and fixed income securities denominated in major non-U.S. currencies.

As a non-fundamental limitation, Western Asset Enhanced Equity Portfolio intends to:

Under normal market conditions, invest substantially all of its net assets in S&P 500 derivatives, backed by a portfolio of fixed income securities.

As a non-fundamental limitation, each of the Western Asset Core Bond, Western Asset Core Plus Bond, Western Asset Intermediate Bond, Western Asset Intermediate Plus Bond and Western Asset Limited Duration Bond Portfolios, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities.

To the extent required by applicable law, each of the Core Bond, Core Plus Bond, Intermediate Bond, Intermediate Plus Bond, Limited Duration Bond, U.S. Government Money Market, Inflation Indexed Plus Bond, High Yield, and Non-U.S. Opportunity Bond Portfolios may not change its policy to invest at least 80% of its net assets in the type of securities noted above ("Name Investments") unless it provides shareholders with at least 60 days' written notice of such change. To the extent required by applicable law, the Enhanced Equity Portfolio may not change its policy to invest substantially all of its net assets in Name Investments unless it provides shareholders with at least 60 days' written notice of such change. For purposes of these limitations only, net assets include the amount of any borrowing for investment purposes.

For purposes of the non-fundamental investment restrictions set forth above, a Portfolio will consider an instrument, including a synthetic instrument, to be a Name Investment if, in the judgment of an Adviser, it has economic characteristics similar to a Name Investment. For example, a Portfolio will consider an instrument, including a synthetic instrument, to be a fixed-income security if, in the judgment of Western Asset or WAML, it has economic characteristics similar to fixed-income securities. Such instruments would include, but are not limited to, futures contracts and related options, mortgage-related securities, asset-backed securities, reverse repurchase agreements, dollar rolls and cash equivalents. In addition, a Portfolio will consider repurchase agreements secured by obligations of the U.S. Government and its agencies and instrumentalities to be obligations of the U.S. Government and its agencies and instrumentalities for these purposes.

ADDITIONAL INFORMATION ABOUT SECURITIES, INVESTMENT TECHNIQUES AND RELATED RISKS

In addition to the principal investment strategies and the principal risks described in the Prospectus, each Portfolio may employ other investment practices and may be subject to other risks, some of which are described below. Unless a strategy or policy described below is specifically prohibited by applicable law or by the investment restrictions explained in the Corporation's Prospectus or elsewhere in this SAI, a Portfolio may engage in each of the practices listed below.

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NON-U.S. SECURITIES

Investing in the securities of issuers in any non-U.S. country, or in securities denominated in a non-U.S. currency, involves special risks and considerations not typically associated with investing in U.S. issuers or U.S. dollar denominated securities. These include risks resulting from differences in accounting, auditing and financial reporting standards; lower liquidity than U.S. securities; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency out of a country); and political instability. In many cases, there is less publicly available information concerning non-U.S. issuers than is available concerning U.S. issuers. Additionally, purchases and sales of non-U.S. securities and dividends and interest payable on those securities may be subject to non-U.S. taxes and tax withholding. Non-U.S. securities generally exhibit greater price volatility and a greater risk of illiquidity.

To the extent a Portfolio purchases securities denominated in a non-U.S. currency, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Portfolio's assets and the Portfolio's income available for distribution. In addition, a Portfolio is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a non-U.S. currency declines after a Portfolio's income has been earned and translated into U.S. dollars (but before payment), the Portfolio could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

The relative performance of various countries' securities markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Bank deposit insurance, if any, may be subject to widely varying regulations and limits in non-U.S. countries.

Non-U.S. securities purchased by a Portfolio may be listed on non-U.S. exchanges, traded over-the-counter or purchased in private transactions. Transactions on non-U.S. exchanges are usually subject to mark-ups or commissions higher than negotiated commissions on U.S. transactions. There is less government supervision and regulation of exchanges and brokers in many non-U.S. countries than in the United States. Additional costs associated with an investment in non-U.S. securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of non-U.S. currency conversions.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in non-U.S. currencies or that are traded in non-U.S. markets, or to securities of U.S. issuers having significant non-U.S. operations.

Emerging Market Issuers. The risks of non-U.S. investment, described above, are greater for investments in emerging market issuers, and such investments should therefore be considered speculative. Debt securities of governmental and other issuers in emerging market countries will typically be rated below investment grade or be of comparable quality. For more information about lower-rated securities, see "Debt and Fixed Income Securities -- Lower-Rated Securities" below.

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Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed markets around the world. Emerging market countries may experience substantial rates of inflation or deflation. Inflation, deflation and rapid fluctuations in such rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging market countries. While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or deflation or mitigate their effects, inflation and deflation may continue to have significant effects both on emerging market countries and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

Economies in emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Because of the high levels of non-U.S. dollar denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of non-U.S. exchange earnings. Hedging instruments are not typically available with respect to investments in emerging market countries and, to the extent they are available, the ongoing and indeterminate nature of the foregoing risks (and the costs associated with hedging transactions) would make it virtually impossible to hedge effectively against such risks.

To the extent an emerging market country faces a liquidity crisis with respect to its non-U.S. exchange reserves, it may increase restrictions on the outflow of any non-U.S. exchange. Repatriation is ultimately dependent on the ability of a Portfolio to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the supply of such U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to the Portfolio. In such a case, a Portfolio's ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of non-U.S. exchange. If the Portfolio is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, a Portfolio's ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price that may be required to be paid for the U.S. dollars.

Many emerging market countries have little experience with the corporate form of business organization, and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of an emerging market country's securities markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of non-U.S. investment policies now occurring in some emerging market countries and adversely affect existing investment opportunities.

Some emerging markets have different settlement and clearance procedures, which, for example, may not call for delivery of a security to a Portfolio until well after the Portfolio has paid for such security. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Portfolio to make intended securities purchases due to settlement problems could cause that Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, in possible liability to the purchaser.

The risk also exists that an emergency situation may arise in one or more emerging market countries as a result of which trading of securities may cease or may be substantially curtailed and prices for a Portfolio's portfolio securities in such markets may not be readily available.

Sovereign Debt Securities. Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor's willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors also may be dependent on expected disbursements from non-U.S. governments or multinational agencies, the country's access to trade and other international credits, and the country's balance of trade. Some emerging market sovereign debtors have in the past rescheduled their debt payments or declared moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Depositary Receipts. American Depositary Receipts, or "ADRs," are securities issued by a U.S. depositary (usually a bank) and represent a specified quantity of underlying non-U.S. securities on deposit with a custodian bank as collateral. A non-U.S. issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the non-U.S. issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer or the underlying security. ADRs may also be subject to exchange rate risks if the underlying securities are denominated in a non-U.S. currency. The Portfolios may also invest in similar non-U.S. instruments issued by non-U.S. banks or trust companies such as "GDRs" and "EDRs." EDRs are non-U.S. dollar denominated receipts similar to ADRs, are issued and traded in Europe and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. For purposes of its investment policies, each Portfolio will treat ADRs and similar instruments as equivalent to investment in the underlying securities.

OPTIONS, FUTURES AND OTHER STRATEGIES

General. Certain of the Portfolios may invest in certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, "Financial Instruments") to attempt to enhance their return or yield or to attempt to hedge their investments. Except as otherwise provided in the Prospectus or SAI or by applicable law, a Portfolio may purchase and sell any type of Financial Instrument.

Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Portfolio's portfolio. Thus, in a short hedge a Portfolio takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Portfolio intends to acquire. Thus, in a long hedge, a Portfolio takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a Portfolio does not own a corresponding security and, therefore, the transaction does not relate to a security the Portfolio owns. Rather, it relates to a security that the Portfolio intends to acquire. If the Portfolio does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Portfolio's portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Portfolio owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Portfolio has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors. Except as otherwise provided in the Prospectus or SAI or by applicable law, a Portfolio may use Financial Instruments for any purpose, including non-hedging purposes.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, a Portfolio's ability to use Financial Instruments may be limited by tax considerations. See "Additional Tax Information."

In addition to the instruments, strategies and risks described below, the Advisers expect to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Advisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Advisers may utilize these opportunities to the extent that they are consistent with a Portfolio's investment objective and permitted by its investment limitations and applicable regulatory authorities. A Portfolio might not use any of these strategies, and there can be no assurance that any strategy used will succeed.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

     (1) Successful use of most Financial Instruments depends upon an Adviser's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

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     (2)       There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities or other assets being hedged.

               Because there are a limited number of types of exchange-traded Financial Instruments, it is likely that the standardized contracts available will not match a Portfolio's current or anticipated investments exactly. A Portfolio may invest in Financial Instruments based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the position in Financial Instruments will not track the performance of the Portfolio's other investments.

               Prices of Financial Instruments can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Portfolio's investments well. Prices of Financial Instruments are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the markets for Financial Instruments and the securities markets, from structural differences in how Financial Instruments and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell Financial Instruments with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's positions in Financial Instruments are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Portfolio entered into a short hedge because its Adviser projected a decline in the price of a security in the Portfolio's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Portfolio could suffer a loss. In either such case, the Portfolio would have been in a better position had it not attempted to hedge at all.

     (4) As described below, a Portfolio might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (I.E., Financial Instruments other than purchased options). If a Portfolio were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Portfolio sell a portfolio security at a disadvantageous time.

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     (5)       A Portfolio's ability to close out a position in a Financial
               Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Portfolio.

Cover. Transactions using Financial Instruments, other than purchased options, expose a Portfolio to an obligation to another party. Each Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate on its books cash or liquid assets in the prescribed amount as determined daily. Although this SAI describes certain permitted methods of segregating assets or otherwise "covering" such transactions for these purposes, such descriptions are not complete. A Portfolio may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulation thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a Portfolio.

Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Portfolio's assets to cover in accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

Additional Risks of Financial Instruments Traded on Non-U.S. Exchanges. Financial Instruments may be traded on non-U.S. exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the price of, non-U.S. securities. The value of such positions also could be adversely affected by (1) other complex non-U.S. political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Portfolios' ability to act upon economic events occurring in non-U.S. markets during non-business hours in the United States,
(4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

A Portfolio may purchase call options for any purpose. For example, a call option may be purchased by a Portfolio as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the Portfolio's potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Portfolio either sells or exercises the option, any profit realized would be reduced by the premium.

A Portfolio may purchase put options for any purpose. For example, a put option may be purchased by a Portfolio as a short hedge. The put option enables a Portfolio to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Portfolio below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Portfolio realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

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Writing put or call options can enable a Portfolio to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a Portfolio may also suffer a loss as a result of writing options. For example, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, a Portfolio would suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover may be considered illiquid.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Portfolio will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions.

Each Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Portfolio may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Portfolio to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that a Portfolio may purchase is an "optional delivery standby commitment," which is entered into by parties selling debt securities to the Portfolio. An optional delivery standby commitment gives a Portfolio the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options offer large amounts of leverage, which will result in a Portfolio's net asset value being more sensitive to changes in the value of the related instrument. Each Portfolio may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Portfolio and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Portfolio purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Portfolio as well as the loss of any expected benefit of the transaction.

Each Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Portfolio might be unable to close out an OTC option position at any time prior to its expiration, if at all.

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If a Portfolio were unable to effect a closing transaction for an option it had purchased, due to the absence of a secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Portfolio could cause material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or other instrument. Options purchased by a Portfolio that expire unexercised have no value, and the Portfolio will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a Portfolio expires unexercised, the Portfolio realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Portfolio writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Portfolio an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When a Portfolio buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Portfolio buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Portfolio's exercise of the put, to deliver to the Portfolio an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Portfolio writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Portfolio to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when a Portfolio writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Portfolio can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Portfolio could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Portfolio as the call writer will not learn that the Portfolio has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the

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time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If a Portfolio has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Portfolio great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. In addition, OTC options are considered illiquid by the SEC.

Generally, non-U.S. OTC currency options used by each Portfolio are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of Financial Instrument called for in the contract in a specified delivery month at a stated price. A Portfolio may invest in single security futures contracts to the extent permitted by applicable law. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield. To the extent permitted by applicable law, a Portfolio may also write call and put options on futures contracts that are not covered.

In addition, futures strategies can be used to manage the average duration of a Portfolio's fixed-income portfolio. If an Adviser wishes to shorten the average duration of a Portfolio's fixed-income portfolio, the Portfolio may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If an Adviser wishes to lengthen the average duration of a Portfolio's fixed-income portfolio, the Portfolio may buy a debt futures contract or a call option thereon, or sell a put option thereon.

Futures contracts may also be used for non-hedging purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Portfolio is required to deposit "initial margin." Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the

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transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Portfolio's obligations to or from a futures broker. When a Portfolio purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Portfolio when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In contrast, when a Portfolio purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Although some futures and options on futures call for making or taking delivery of the underlying securities or currencies, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a gain, or if it is more, the Portfolio realizes a loss. If an offsetting sale price is more than the original purchase price, the Portfolio realizes a gain, or if it is less, the Portfolio realizes a loss. The Portfolio will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Portfolio were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

The Portfolios are operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA"), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by an Adviser may still not result in a successful transaction. Of course, an Adviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a Portfolio's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a Portfolio will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a Portfolio may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a Portfolio has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

Where index futures are purchased to hedge against a possible increase in the price of securities before a Portfolio is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Portfolio then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

To the extent such instruments are permitted by applicable law, the Fund may invest in security futures. Such investments are expected to be subject to risks similar to those of index future investing.

Non-U.S. Currency Hedging Strategies -- Special Considerations. Each Portfolio that may invest in securities that are denominated in non-U.S. currencies may engage in a variety of non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates or to earn additional income. Such Portfolios may use options and futures contracts, swaps and indexed notes relating to non-U.S. currencies as described above and forward currency contracts, as described below, to attempt to hedge against movements in the values of the non-U.S. currencies in which that Portfolio's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Portfolio might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Portfolio may seek to hedge against price movements in

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that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the Portfolio's Adviser believes will have a high degree of correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on non-U.S. currencies depends on the value of the underlying currency relative to the U.S. dollar. Because non-U.S. currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Portfolio could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying non-U.S. currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for non-U.S. currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in non-U.S. currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency. Thus, a Portfolio might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Options on non-U.S. currencies also have the risks of options on securities. See "Risks of Options on Securities" above.

Forward Currency Contracts. Certain of the Portfolios may enter into forward currency contracts to purchase or sell non-U.S. currencies for a fixed amount of U.S. dollars or another non-U.S. currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. Forward currency contracts may be used to attempt to hedge currency exposure or to enhance return or yield.

Such transactions may serve as long hedges; for example, a Portfolio may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a non-U.S. currency that the Portfolio intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a Portfolio may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a non-U.S. currency.

A Portfolio may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in non-U.S. currency. For example, if a Portfolio owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Portfolio could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The cost to a Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Portfolio enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Portfolio will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Portfolio might be unable to close out a forward currency contract at any time prior to maturity, if at all. In either event, a Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain the required cover.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the forward currency contract has been established. Thus, a Portfolio might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Successful use of forward currency contracts depends on an Adviser's skill in analyzing and predicting currency values. Forward currency contracts may substantially change a Portfolio's exposure to changes in currency exchange rates and could result in losses to the Portfolio if currencies do not perform as the Portfolio's Adviser anticipates. There is no assurance that an Adviser's use of forward currency contracts will be advantageous to the Portfolio or that the Adviser will hedge at an appropriate time.

Combined Positions. A Portfolio may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Turnover. A Portfolio's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Portfolio, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Portfolio has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Portfolio may also cause the sale of related investments, also increasing turnover; although such exercise is within the Portfolio's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. Each Portfolio may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date or to attempt to enhance yield. A swap involves the exchange by a Portfolio with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a Portfolio's investments and its share price and yield because, and to the extent, these agreements affect the Portfolio's exposure to long- or short-term interest rates (in the United States or abroad), non-U.S. currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if a Portfolio agrees to exchange payments in U.S. dollars for payments in non-U.S. currency, the swap agreement would tend to decrease the Portfolio's exposure to U.S. interest rates and increase its exposure to non-U.S. currency and interest rates. Caps and floors have an effect similar to buying or writing options.

If a counterparty's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty's insolvency.

The Portfolios may enter into credit default swap contracts for investment purposes and to add leverage to their investment portfolios. As the seller in a credit default swap contract, a Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

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The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be maintained as collateral. A Portfolio will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, and will maintain collateral as required by SEC guidelines from time to time with respect to caps and floors written by the Portfolio. The Advisers and the Portfolios believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions.

Flexibility. Generally, the foregoing is not intended to limit a Portfolio's investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the Portfolio as broadly as possible. Statements concerning what a Portfolio may do are not intended to limit other any activity. The Portfolios maintain the flexibility to use Financial Instruments for any purpose consistent with applicable law and any express limitations in the SAI or the Prospectus.

PREFERRED STOCKS AND CONVERTIBLE SECURITIES

A preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer's assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock (or another equity security) of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers.

Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation's capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to (1) permit the issuer to redeem the security, (2) convert it into the underlying common stock or (3) sell it to a third party. Any of these actions could have an adverse effect on a Portfolio's ability to achieve its investment objective.

DEBT AND FIXED INCOME SECURITIES

The Portfolios may invest in a variety of debt and fixed income securities. These securities share three principal risks: First, the level of interest income generated by a Portfolio's fixed income investments may decline due to a decrease in market interest rates. Thus, when fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of a Portfolio's fixed income investments. Conversely, during periods of rising interest rates, the value of a Portfolio's fixed income investments will generally decline. The magnitude of these fluctuations will generally be greater when a Portfolio's duration or average maturity is longer. Changes in the value of

                                       21
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portfolio securities will not affect interest income from those securities, but will be reflected in a Portfolio's net asset value. In addition, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay. The most common types of these instruments, and the associated risks, are described below. Subject to its investment policies and applicable law, each of the Portfolios may invest in these and other instruments.

U.S. Government Obligations. U.S. Government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as GNMA certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (such as obligations of the Federal Home Loan Banks);
(c) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac). In the case of obligations not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Variable and floating rate securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

Each Portfolio may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Portfolio with a certain degree of protection against rising interest rates, the Portfolio will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Each Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

With respect to purchasable variable and floating rate instruments, the Advisers will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments

                                       22
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could make it difficult for a Portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Portfolio involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Inflation-Indexed Securities. Inflation indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the index-based accruals as part of a semiannual coupon. A Portfolio may also invest in inflation-indexed securities with other structures or characteristics as such securities become available in the market. It is currently expected that other types of inflation-indexed securities would have characteristics similar to those described below.

U.S. Treasury Inflation Protected Securities ("U.S. TIPS") are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (currently represented by the non-seasonally adjusted Consumer Price Index for All Urban Consumers ("CPI-U"), calculated with a three-month lag). The U.S. Department of Treasury currently issues U.S. TIPS in only ten-year maturities, although it is possible that U.S. TIPS with other maturities will be issued in the future. U.S. TIPS have previously been issued with maturities of five, ten and thirty years. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Portfolios will be subject to deflation risk with respect to their investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If a Portfolio purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Portfolio may experience a loss if there is a subsequent period of deflation. A Portfolio may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. Although the principal value of these securities declines in periods of deflation, holders at maturity receive no less than par. If inflation is lower than expected during the period a Portfolio holds the security, the Portfolio may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, a Portfolio investing in inflation-indexed securities could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Code.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

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The U.S. Treasury began issuing inflation-indexed bonds in 1997. Certain
non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation indexed bonds, and there may be a more liquid market in certain of these countries for these securities. Although the Portfolios may invest in inflation-indexed securities issued in any country, the Western Asset Inflation Indexed Plus Bond Portfolio currently expects to invest primarily in inflation-indexed securities issued in countries included in the Barclays Capital Global Inflation Linked Bond Index.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States. The three-month lag in calculating the CPI-U for purposes of adjusting the principal value of U.S. TIPS may give rise to risks under certain circumstances.

Mortgage-Related Securities. Mortgage-related securities represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. Mortgage-related securities may be issued by governmental, government-related or non-governmental entities, and provide regular payments which consist of interest and, in most cases, principal. In contrast, other forms of debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In effect, payments on mortgage-related securities are a "pass-through" of the payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-related securities are caused by repayments resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred.

As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the securities' effective maturities. The volume of prepayments of principal on a pool of mortgages underlying a particular mortgage-related security will influence the yield of that security, and the principal returned to a Portfolio may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had such prepayments not occurred. When interest rates are declining, such prepayments usually increase, and reinvestments of such principal prepayments will be at a lower rate than that on the original mortgage-related security. An increase in mortgage prepayments could cause the Portfolio to incur a loss on a mortgage-related security that was purchased at a premium. On the other hand, a decrease in the rate of prepayments, resulting from an increase in market interest rates or other causes, may extend the effective maturities of mortgage-related securities, increasing their sensitivity to changes in market interest rates and potentially increasing the volatility of a Portfolio's shares. The rate of prepayment may also be affected by general economic conditions, the location and age of the mortgages, and other social and demographic conditions. In determining the average maturity or duration of a mortgage-related security, a Portfolio's Adviser must apply certain assumptions and projections about the maturity and prepayment of such security; actual prepayment rates may differ. Because of prepayments, mortgage-related securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.

Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are often backed by various forms of

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credit, insurance and collateral, although these may be in amounts less than the full obligation of the pool to its shareholders.

Pools often consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of one- to four-family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Portfolios may purchase pools of variable-rate mortgages, growing-equity mortgages, graduated-payment mortgages and other types.

All poolers apply standards for qualification to lending institutions that originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

The average life of mortgage-related securities varies with the maturities and the nature of the underlying mortgage instruments. For example, securities issued by the Government National Mortgage Association ("GNMA") tend to have a longer average life than participation certificates ("PCs") issued by the Federal Home Loan Mortgage Corporation ("FHLMC") because there is a tendency for the conventional and privately-insured mortgages underlying FHLMC PCs to repay at faster rates than the Federal Housing Administration and Veterans Administration loans underlying GNMAs. In addition, the term of a security may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.


Yields on mortgage-related securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the yield expected on the basis of average life. Reinvestment of the prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Portfolio. The compounding effect from reinvestments of monthly payments received by each Portfolio will increase the yield to shareholders compared to bonds that pay interest semi-annually.

Government Mortgage-Related Securities. GNMA is the principal federal government guarantor of mortgage-related securities. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA pass-through securities are considered to have a relatively low risk of default in that (1) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (2) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether they have been collected. GNMA pass-through securities are, however, subject to the same interest rate risk as comparable debt securities. Therefore, the effective maturity and market value of a Portfolio's GNMA securities can be expected to fluctuate in response to changes in interest rate levels.

Residential mortgage loans are also pooled by Freddie Mac, a corporate instrumentality of the U.S. Government. The mortgage loans in Freddie Mac's portfolio are not government backed; Freddie Mac, not the U.S. Government, guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac securities. Freddie Mac also issues guaranteed mortgage certificates, on which it guarantees semiannual interest payments and a specified minimum annual payment of principal.

Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest only by Fannie Mae, not the U.S. Government.

                                       25
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Privately Issued Mortgage-Related Securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-related securities issued by Freddie Mac, Fannie Mae or GNMA or by pools of mortgages.

CMOs are typically structured with classes or series that have different maturities and are generally retired in sequence. Each class of obligations receives periodic interest payments according to the coupon rate on the obligations. However, all monthly principal payments and any prepayments from the collateral pool are generally paid first to the "Class 1" holders. Thereafter, all payments of principal are generally allocated to the next most senior class of obligations until that class of obligations has been fully repaid. Although full payoff of each class of obligations is contractually required by a certain date, any or all classes of obligations may be paid off sooner than expected because of an increase in the payoff speed of the pool. Other allocation methods may be used. Payment of interest or principal on some classes or series of a CMO may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages.

Mortgage-related securities created by non-governmental issuers generally offer a higher rate of interest than government and government-related securities because there are no direct or indirect government guarantees of payment in the former securities, resulting in higher risks. Where privately issued securities are collateralized by securities issued by Freddie Mac, Fannie Mae or GNMA, the timely payment of interest and principal is supported by the government-related securities collateralizing such obligations. The market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools.

Certain private mortgage pools are organized in such a way that the SEC staff considers them to be closed-end investment companies. Each Portfolio's investment in such pools may be constrained by federal statute, which restricts investments in the shares of other investment companies.

The private mortgage-related securities in which the Portfolios may invest include non-U.S. mortgage pass-through securities ("Non-U.S. Pass-Throughs"), which are structurally similar to the pass-through instruments described above. Such securities are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, specialized financial institutions and special purpose subsidiaries of the foregoing. Non-U.S. Pass-Throughs usually are backed by a pool of fixed rate or adjustable-rate mortgage loans. Certain Non-U.S. Pass-Throughs in which the Portfolios invest typically are not guaranteed by an entity having the credit status of GNMA, but generally utilize various types of credit enhancement.

Asset-Backed Securities. Asset-backed securities refer to securities that directly or indirectly represent a participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements.

Such assets are generally securitized through the use of trusts or special purpose corporations. Asset-backed securities are backed by a pool of assets representing the obligations often of a number of different parties. Certain of such securities may be illiquid.

The principal on asset-backed securities, like that on mortgage-backed securities, may be prepaid at any time. As a result, if such securities are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect. Conversely, if the securities are purchased at a discount, prepayments faster than expected will increase yield to maturity and prepayments slower than expected will decrease it.

                                       26
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Accelerated prepayments also reduce the certainty of the yield because the
Portfolio must reinvest the assets at the then-current rates. Accelerated prepayments on securities purchased at a premium also impose a risk of loss of principal. On the other hand, a decrease in the rate of prepayments may extend the effective maturities of the securities, increasing their sensitivity to changes in market interest rates and potentially increasing the volatility of a Portfolio's shares. The rate of prepayment may also be affected by general economic conditions and other social and demographic conditions.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest in the underlying collateral, and the underlying collateral may become damaged or stolen.

Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle is not certain.

Municipal Obligations. Municipal obligations include obligations issued to obtain funds for various public purposes, including constructing a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation, schools and streets. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the making of loans to other public institutions and facilities. In addition, certain types of industrial development bonds ("IDBs") and private activity bonds ("PABs") are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities.

Municipal obligations also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term debt obligations. Such notes may be issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. Municipal obligations also include municipal lease obligations and certificates of participation. Municipal lease obligations, which are issued by state and local governments to acquire land, equipment and facilities, typically are not fully backed by the municipality's credit, and, if funds are not appropriated for the following year's lease payments, a lease may terminate, with the possibility of default on the lease obligation and significant loss to the Portfolio. Certificates of participation are participations in municipal lease obligations or installment sales contracts. Each certificate represents a proportionate interest in or right to the payments made.

The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its faith, credit and taxing power. "Revenue" bonds are payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source such as the corporate user of the facility being financed. IDBs and PABs are usually revenue bonds and are not payable from the

                                       27
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unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the corporate user of the facilities.

The ability of state, county or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers may be affected from time to time by economic, political and demographic conditions within or outside of the particular state. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes.

The availability of federal, state and local aid to issuers of municipal securities may also affect their ability to meet their obligations. Payments of principal and interest on revenue bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made. The facility's economic status, in turn, could be affected by economic, political and demographic conditions affecting the particular state.

Collateralized Debt Obligations. The Portfolios may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity ("SPE") which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Portfolio against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create "synthetic" exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Portfolio. The Portfolios will not invest in CDOs that are managed by the Advisers or their affiliates.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Portfolio as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Portfolio may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the

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time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO's manager may perform poorly or defalcate.

Corporate Debt Securities. A Portfolio may invest in debt securities (I.E., bonds, debentures, notes and other similar debt instruments) of domestic or non-U.S. non-governmental issuers which meet the minimum credit quality criteria, if any, set forth for the Portfolio. Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may include warrants, may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock.

Lower-Rated Securities. Non-investment grade securities are described as "speculative" by Moody's and S&P and may be subject to greater market fluctuations and greater risk of loss of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Such securities are commonly referred to as "junk bonds." A Portfolio's Adviser seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions and will monitor the ratings of securities held by the Portfolios and the creditworthiness of their issuers. If the rating of a security in which a Portfolio has invested falls below the minimum rating in which the Portfolio is permitted to invest, the Portfolio will either dispose of that security within a reasonable time or hold the security for so long as the Portfolio's Adviser determines appropriate for that Portfolio, having due regard for market conditions, tax implications and other applicable factors.

A lower-rated debt security may be callable, I.E., subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a debt security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security or sell it to a third party. Either of these actions could have an adverse effect on a Portfolio's ability to achieve its investment objective because, for example, the Portfolio may be able to reinvest the proceeds only in securities with lower yields or may receive a price upon sale that is lower than it would have received in the absence of the redemption. If a Portfolio experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Portfolio's investment portfolio and increasing the exposure of the Portfolio to the risks of lower-rated securities.

At certain times in the past, the prices of many lower-rated securities declined, indicating concerns that issuers of such securities might experience financial difficulties. At those times, the yields on lower-rated securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur.

The ratings of Moody's, S&P or other NRSROs represent the opinions of those agencies as to the quality of the debt securities that they rate. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. If securities are rated investment grade by one rating organization and below investment grade by others, a Portfolio's investment adviser may rely on the rating that it believes is more accurate and may consider the instrument to be investment grade. Each Portfolio's Adviser will consider a security's quality and credit rating when determining whether such security is an appropriate investment. Subject to its investment objective, policies and applicable law, a Portfolio may purchase a security with the lowest rating.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold, and may make it difficult for a Portfolio to obtain market quotations daily. If market quotations are not available, these securities will be valued by a method that the Corporation's Board of Directors believe accurately reflects fair market value. Judgment may play a greater role in valuing lower-rated debt securities than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. Adverse

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publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

Although the prices of lower-rated bonds are generally less sensitive to interest rate changes than are higher-rated bonds, the prices of lower-rated bonds may be more sensitive to adverse economic changes and developments regarding the individual issuer. Although the market for lower-rated debt securities is not new, and the market has previously weathered economic downturns, there has been in recent years a substantial increase in the use of such securities to fund corporate acquisitions and restructurings. Accordingly, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. When economic conditions appear to be deteriorating, medium- to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of the prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for lower-rated securities and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. Lower-rated securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during periods of rising interest rates. In addition, the secondary market for lower-rated securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are created by separating bonds into their principal and interest components and selling each piece separately (commonly referred to as IOs and POs). The yield to maturity on an IO or PO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped securities may be more volatile and less liquid than that for other securities, potentially limiting the Portfolio's ability to buy or sell those securities at any particular time.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were developed fairly recently. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed illiquid.

Zero Coupon and Pay-In-Kind Securities. A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market

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interest rates than do the prices of interest-paying debt securities with similar maturities. A Portfolio investing in zero coupon bonds generally accrues income on such securities prior to the receipt of cash payments. Since each Portfolio must distribute substantially all of its income to shareholders to qualify as a regulated investment company under federal income tax law, a Portfolio investing in zero coupon bonds may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash.

COMMERCIAL PAPER AND OTHER SHORT-TERM INVESTMENTS

Each of the Portfolios may invest or hold cash or other short-term investments, including commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The Portfolios may purchase commercial paper issued pursuant to the private placement exemption in Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under federal securities laws in that any resale must similarly be made in an exempt transaction. The Portfolios may or may not regard such securities as illiquid, depending on the circumstances of each case.

Any Portfolio may also invest in obligations (including certificates of deposit, demand and time deposits and bankers' acceptances) of U.S. banks and savings and loan institutions. While domestic bank deposits are insured by an agency of the U.S. Government, the Portfolios will generally assume positions considerably in excess of the insurance limits.

LOAN PARTICIPATIONS AND ASSIGNMENTS

The purchase of loan participations and assignments entails special risks. A Portfolio's ability to receive payments of principal and interest and other amounts in connection with loan participations and assignments will depend primarily on the financial condition of the borrower. The failure by the Portfolio to receive scheduled interest or principal payments on a loan participation or assignment would adversely affect the income of the Portfolio and would likely reduce the value of its assets. Because loan participations are not generally rated by independent credit rating agencies, a decision by a Portfolio to invest in a particular loan participation will depend almost exclusively on its Adviser's credit analysis of the borrower. In addition to the other risks associated with investments in debt securities, participations and assignments involve the additional risk that the insolvency of any financial institution interposed between the Portfolio and the borrower could delay or prevent the flow of payments from the borrower on the underlying loan. A Portfolio may have limited rights to enforce the terms of the underlying loan, and the liquidity of loan participations and assignments may be limited.

The borrower of a loan in which a Portfolio holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the Portfolio will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which a Portfolio may purchase a loan participation or assignment are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. The highly leveraged capital structure of the borrowers in certain of these transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Certain of the loan participations or assignments acquired by a Portfolio may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Portfolio would

                                       31
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have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation.

INDEXED SECURITIES AND STRUCTURED NOTES

The values of indexed securities and structured notes are linked to currencies, other securities, interest rates, commodities, indices or other financial indicators ("reference instruments"). These instruments differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). An indexed security or structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable with respect to, or the interest rate of, an indexed security or structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

FORWARD COMMITMENTS

Each Portfolio may enter into commitments to purchase securities on a "forward commitment" basis, including purchases on a "when-issued" basis or a "to be announced" basis. When such transactions are negotiated, certain terms may be fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Such securities are often the most efficiently priced and have the best liquidity in the bond market. During the period between a commitment and settlement, no payment is made by the purchaser for the securities purchased and, thus, no interest accrues to the purchaser from the transaction. In a "to be announced" transaction, a Portfolio commits to purchase securities for which all specific information is not yet known at the time of the trade, particularly the exact face amount in forward commitment mortgage-backed securities transactions.

A Portfolio may sell the securities subject to a forward commitment purchase, which may result in a gain or loss. When a Portfolio purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Purchases of forward commitment securities also involve a risk of loss if the seller fails to deliver after the value of the securities has risen. Depending on market conditions, a Portfolio's forward commitment purchases could cause its net asset value to be more volatile.

Each Portfolio may also enter into a forward commitment to sell securities it owns and will generally do so only with the intention of actually delivering the securities. The use of forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. In a forward sale, a Portfolio does not participate in gains or losses on the security occurring after the commitment date. Forward commitments to sell securities also involve a risk of loss if the seller fails to take delivery after the value of the securities has declined.

Forward commitment transactions involve additional risks similar to those associated with investments in options and futures contracts. See "Risks of Futures Contracts and Options Thereon."

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RESTRICTED AND ILLIQUID SECURITIES

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. To the extent required by applicable law and SEC guidance, no securities for which there is not a readily available market ("illiquid securities") will be acquired by any Portfolio if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the Portfolio's net assets (10% of net assets for the Western Asset Money Market Portfolio and the Western Asset U.S. Government Money Market Portfolio).

Under SEC regulations, certain securities acquired through private placements can be traded freely among qualified purchasers. The SEC has stated that an investment company's board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is "liquid." The Portfolios intend to rely on this rule, to the extent appropriate, to deem specific securities acquired through private placement as "liquid." The Board has delegated to a Portfolio's Adviser the responsibility for determining whether a particular security eligible for trading under this rule is "liquid." Investing in these restricted securities could have the effect of increasing a Portfolio's illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities may be sold only (1) pursuant to SEC Rule 144A or other exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended. Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended. Each Portfolio's Adviser, acting pursuant to guidelines established by the Board of Directors, may determine that some Rule 144A securities are liquid for purposes of limitations on the amount of illiquid investments a Portfolio may own. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

Illiquid securities may be difficult to value, and a Portfolio may have difficulty disposing of such securities promptly. The Portfolios do not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.

EQUITY SECURITIES

The Portfolios may directly or indirectly invest their assets in equity securities. Among other risks, prices of equity securities generally fluctuate more than those of other securities. The Portfolios may experience a substantial or complete loss on an individual stock. These risks may affect a single issuer, industry, or section of the economy or may affect the market as a whole.

SECURITIES OF OTHER INVESTMENT COMPANIES

Investments in other investment companies may involve the payment of substantial premiums above the net asset value of such issuers' portfolio securities, and the total return on such investments will be reduced by the operating expenses and fees of such investment companies, including advisory fees. These fees would be in addition to any fees paid by a Portfolio. The Portfolios may invest in both closed-end and open-end investment companies.

REPURCHASE AGREEMENTS

A repurchase agreement is an agreement under which securities are acquired from a securities dealer or bank subject to resale at an agreed upon price and date. The securities are held by a Portfolio as

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collateral until retransferred and will be supplemented by additional collateral if necessary to maintain a total market value equal to or in excess of the value of the repurchase agreement. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. A Portfolio also bears the risk that the proceeds from any sale of collateral will be less than the repurchase price. Repurchase agreements may be viewed as a loan by a Portfolio.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWING

A reverse repurchase agreement is a portfolio management technique in which a Portfolio temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, including an interest payment. While engaging in reverse repurchase agreements, each Portfolio will cover its commitment under these instruments by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. Reverse repurchase agreements may expose a Portfolio to greater fluctuations in the value of its assets and render the segregated assets unavailable for sale or other disposition. Reverse repurchase agreements may be viewed as a borrowing by a Portfolio.

The Portfolios may also enter into dollar roll transactions in which a Portfolio sells a fixed income security for delivery in the current month and simultaneously contracts to purchase substantially similar (same type, coupon and maturity) securities at an agreed upon future time. By engaging in the dollar roll transaction the Portfolio forgoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The Portfolio would also be able to earn interest on the income that is received from the initial sale.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that a Portfolio is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, a Portfolio may be adversely affected.

Each Portfolio will limit its investments in reverse repurchase agreements and other borrowing (including dollar roll transactions) to no more than one-third of its total assets. To avoid potential leveraging effects of such borrowing, a Portfolio will not make investments while its borrowing (including reverse repurchase agreements but excluding dollar rolls) is in excess of 5% of its total assets. To avoid potential leveraging effects of dollar rolls, each Portfolio will segregate assets, as discussed elsewhere in this SAI.

The 1940 Act requires a Portfolio to maintain continuous asset coverage (that is, total assets less liabilities other than the borrowing and other senior securities) of at least 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, a Portfolio may be required to sell some of its holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may increase the effect on net asset value of any increase or decrease in the market value of the Portfolio.

Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Portfolios may enter into reverse repurchase agreements and dollar roll transactions as a method of borrowing.

LOANS OF PORTFOLIO SECURITIES

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A Portfolio may lend its portfolio securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the Portfolio. During the time securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividends or interest paid on such securities, and the Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Portfolio or the borrower. A Portfolio may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing agent or broker. A Portfolio currently may loan securities equal in value to no more than one third of its total asset value, including collateral received from such loans (at market value computed at the time of the loan). The risks in lending portfolio securities include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. A Portfolio runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may decline before the Portfolio can dispose of it.

DURATION

Duration is a measure of the expected life of a fixed income security on a cash flow basis. Duration takes the time intervals over which the interest and principal payments are scheduled and weights each by the present values of the cash to be received at the corresponding future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon bond with a maturity of 3.5 years will have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the longer its duration; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration.

There may be circumstances under which even duration calculations do not properly reflect the interest rate exposure of a security. For example, floating variable rate securities may have final maturities of ten or more years; however, their interest exposure corresponds to the frequency of the coupon reset. Similarly, many mortgage pass-through securities may have stated final maturities of 30 years, but current prepayment rates are more critical in determining the security's interest rate exposure. In these situations, the Adviser may consider other analytical techniques that incorporate the economic life of a security into its determination of interest rate exposure.

DIVERSIFICATION

Each Portfolio, other than the Western Asset Non-U.S. Opportunity Bond Portfolio and the Western Asset Global Strategic Income Portfolio, intends to remain diversified, as "diversified" is defined under the 1940 Act. In general, a Portfolio is "diversified" under the 1940 Act if at least 75% of the value of its total assets is represented by (i) cash, cash items, government securities and securities of other investment companies and (ii) securities limited in respect of any one issuer to 5% or less of the value of the total assets of the Portfolio and 10% or less of the outstanding voting securities of such issuer. The value of the shares of a non-diversified Portfolio will be more susceptible to any single economic, political or regulatory event affecting one or a small number of issuers than shares of a diversified fund.

PORTFOLIO TURNOVER

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." As a result of a Portfolio's investment policies, under certain market conditions a Portfolio's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains.

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Higher portfolio turnover rates, such as those above 100%, are likely to result in higher brokerage commissions or other transactions costs and could give rise to a greater amount of taxable capital gains.

ALTERNATIVE INVESTMENT STRATEGIES

At times a Portfolio's Adviser may judge that conditions in the securities markets make pursuing the Portfolio's typical investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Portfolio's assets. In implementing these defensive strategies, a Portfolio may invest without limit in securities that the Adviser believes present less risk to a Portfolio, including equity securities, debt and fixed income securities, preferred stocks, U.S. Government and agency obligations, cash or money market instruments, or in other securities the Adviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. As a result of these strategies, the Portfolios may invest up to 100% of their assets in securities of U.S. issuers. During periods on which such strategies are used, the duration of a Portfolio may diverge from the duration range for that Portfolio disclosed in the Prospectus. It is impossible to predict when, or for how long, a Portfolio will use these alternative strategies. As a result of using these alternative strategies, a Portfolio may not achieve its investment objective.

NEW INVESTMENT PRODUCTS

New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, each Portfolio expects to invest in those new types of securities and instruments that its Adviser believes may assist the Portfolio in achieving its investment objective.

INVESTMENT POLICIES

The investment objective of each of the Western Asset Core Bond Portfolio, the Western Asset Intermediate Bond Portfolio and the Western Asset Money Market Portfolio is "fundamental." Except for investment policies designated as fundamental in the Prospectus or this SAI, the investment policies described in the Prospectus and in this SAI are not fundamental policies. Changes to fundamental investment policies require shareholder approval; the Directors may change any non-fundamental investment policy without shareholder approval.

RATINGS OF DEBT OBLIGATIONS

Moody's, S&P and other NRSROs are private organizations that provide ratings of the credit quality of debt obligations. A Portfolio may consider these ratings in determining whether to purchase, sell or hold a security. Ratings are not absolute assurances of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Credit rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. Credit rating agencies receive fees from rated issuers in connection with the issuance of ratings.

VALUATION OF PORTFOLIO SHARES

As described in the Prospectus, the net asset value of a Portfolio share is determined daily for each class as of the close of regular trading on the Exchange, on every day the Exchange is open, by dividing the value of the total assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. Pricing will not be done on days when the Exchange is closed. The Exchange currently observes the following holidays: New Year's Day, Martin Luther King, Jr. Day,

Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

USE OF THE AMORTIZED COST METHOD BY THE MONEY MARKET PORTFOLIOS

Western Asset U.S. Government Money Market Portfolio and Western Asset Money Market Portfolio attempt to stabilize the value of a share at $1.00. Net asset value will not be calculated on days when the Exchange is closed.

Use of the Amortized Cost Method. The Board of Directors has determined that the interests of shareholders are best served by using the amortized cost method for determining the value of portfolio instruments. Under this method, portfolio instruments are valued at the acquisition cost, as adjusted for amortization of premium or accretion of discount, rather than at current market value. The Board of Directors continually assesses the appropriateness of this method of valuation.

The Portfolios' use of the amortized cost method of valuing portfolio instruments depends on their compliance with Rule 2a-7 under the 1940 Act. Under that Rule, the Directors must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and each Portfolio's investment objective.

Monitoring Procedures. The Portfolios' procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. If there is a difference of more than one-half of one percent (0.50%) between the two, the Directors will take any steps they consider appropriate (such as shortening the dollar-weighted average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

Investment Restrictions. Rule 2a-7 requires the Portfolios to limit investments to instruments that, (i) in the opinion of the Adviser, present minimal credit risk and (ii) (a) are rated in one of the two highest rating categories by at least two NRSROs (or one, if only one NRSRO has rated the security) or, (b) if unrated, are determined to be of comparable quality by the Adviser, all pursuant to procedures determined by the Board of Directors ("Eligible Securities"). The Portfolios may invest no more than 5% of total assets in securities that are Eligible Securities but have not been rated in the highest short-term ratings category by at least two NRSROs (or by one NRSRO, if only one NRSRO has assigned the obligation a short-term rating) or, if the obligations are unrated, determined by the Adviser to be of comparable quality ("Second Tier Securities"). In addition, the Portfolios will not invest more than 1% of total assets or $1 million (whichever is greater) in the Second Tier Securities of a single issuer. The Rule requires the Portfolios to maintain a dollar-weighted average portfolio maturity appropriate to the objective of maintaining a stable net asset value of $1.00 per share and in any event not more than 90 days. In addition, under the Rule, no instrument with a remaining maturity (as defined in the Rule) of more than 397 days can be purchased by the Portfolios; except that the Portfolios may hold securities with remaining maturities greater than 397 days as collateral for repurchase agreements and other collateralized transactions of short duration. SEC rules permit the Portfolios to treat certain long-term variable or floating rate instruments as having a maturity equal to the time remaining until the next reset of the interest rate or until the principal can be recovered through a demand.

Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Portfolios will invest available cash to reduce the average maturity to 90 days or less as soon as reasonably practical.

It is the Portfolios' usual practice to hold portfolio securities to maturity and realize par, unless the Adviser determines that sale or other disposition is appropriate in light of a Portfolio's investment objective. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio.

In periods of declining interest rates, the indicated daily yield on shares of the Portfolios, computed by dividing the annualized daily income on a Portfolio's investment portfolio by the net asset value computed as above, may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.

In periods of rising interest rates, the indicated daily yield on shares of the Portfolios computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

MANAGEMENT OF THE PORTFOLIOS

The business of the Portfolios is managed under the general direction of the Corporation's Board of Directors. Subject to the general supervision of the Board of Directors, the Manager is responsible for managing, either directly or through others hired for these purposes, the investment activities of the Portfolios and the Portfolios' business affairs and other administrative matters.

The standing committees of the Board of Directors include an Audit Committee, an Executive Committee, a Compensation Committee and a Governance and Nominating Committee.

The Executive Committee, which consists of Messrs. McGagh (Chairman), Arnault, Simpson and Taber (each of whom, other than Mr. Taber, is an Independent Director), may meet from time to time between Board meetings in order to consider relevant items requiring its action.

The Audit Committee, which consists of Ms. DeFrantz and Messrs. Arnault (Chairman), Siart and Simpson (all of whom are Independent Directors) provides oversight with respect to the accounting and financial reporting policies and practices of the Corporation and, among other things, considers the selection of an independent registered public accounting firm for the Corporation and the scope of the audit and approves all services proposed to be performed by the independent registered public accounting firm on behalf of the Corporation.

The Governance and Nominating Committee, which consists of Messrs. Bryson (Chairman), Siart and Simpson (all of whom are Independent Directors), meets to select nominees for election as Directors of the Corporation and consider other matters of Board policy. It is the policy of the Governance and Nominating Committee to consider nominees recommended by shareholders. The procedures by which shareholders can submit nominee recommendations to the Governance and Nominating Committee are set forth in Appendix C to this SAI.

The Compensation Committee, which consists of Messrs. Simpson (Chairman), Bryson, McGagh and Siart (all of whom are Independent Directors), meets to review and make recommendations to the Board with respect to the compensation of the Independent Directors.

During the fiscal year ended March 31, 2004, the Board of Directors met five times, the Governance and Nominating and Compensation Committees each met once and the Audit Committee met five times.

The table below provides information about each of the Corporation's Directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each Director and officer is 385 East Colorado Boulevard, Pasadena, CA 91101, unless otherwise indicated.

                                              TERM OF         NUMBER OF
                                             OFFICE AND        FUNDS IN
                              POSITION(S)    LENGTH OF           FUND               OTHER
                               HELD WITH        TIME           COMPLEX          DIRECTORSHIPS          PRINCIPAL OCCUPATION(S)
       NAME AND AGE              FUND        SERVED (1)       OVERSEEN (2)         HELD (3)          DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:

McGagh, William G.          Chairman and    Since 1990            14                None         Consultant, McGagh Associates
Age 75                      Director                                                             (corporate financial consulting),
                                                                                                 since 1989; Chairman of the Board
                                                                                                 of the John Tracy Clinic; Chairman
                                                                                                 of the Board of the Los Angeles
                                                                                                 Orthopaedic Hospital. Formerly:
                                                                                                 Senior Vice President, Chief
                                                                                                 Financial Officer and Director of
                                                                                                 Northrop Grumman Corp. (defense,
                                                                                                 aerospace and cyberspace products).

Arnault, Ronald J.          Director        Since 1997            14                None         Retired (1996), Executive Vice
Age 61                                                                                           President, Chief Financial Officer
                                                                                                 and Director of Atlantic Richfield
                                                                                                 Company.

Bryson, John E.             Director        Since 1998            14          The Boeing         Chairman and CEO, Edison
Age 61                                                                        Company and The    International (electric power
                                                                              Walt Disney        generator, distributor and
                                                                              Company.           structured finance provider) (since
                                                                                                 1990); Chairman of Southern
                                                                                                 California Edison Company
                                                                                                 (1990-1999 and 2003-present); Chief
                                                                                                 Executive Officer of Southern
                                                                                                 California Edison Company (1990
                                                                                                 to 1999).

                                              TERM OF         NUMBER OF
                                             OFFICE AND        FUNDS IN
                              POSITION(S)     LENGTH OF          FUND               OTHER
                               HELD WITH        TIME           COMPLEX          DIRECTORSHIPS          PRINCIPAL OCCUPATION(S)
       NAME AND AGE              FUND        SERVED (1)       OVERSEEN (2)         HELD (3)          DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
DeFrantz, Anita L.          Director        Since 1998            14          OBN Holdings Inc.  President, since 1987, and
Age 51                                                                                           Director, since 1990, Amateur
                                                                                                 Athletic Foundation of Los Angeles;
                                                                                                 President and Director, Kids in
                                                                                                 Sports, since 1994; Vice President
                                                                                                 and Director, International Rowing
                                                                                                 Federation, since 1997; Member,
                                                                                                 International Olympic Committee
                                                                                                 ("IOC"), since 1986; Member, IOC
                                                                                                 Executive Board, 1992-2001; Member,
                                                                                                 U.S. Olympic Committee ("USOC"),
                                                                                                 since 1976; Member, USOC Executive
                                                                                                 Board, since 1977.

Siart, William E.B.         Director        Since 1997            14          Sybron Dental      Chairman, Walt Disney Concert Hall,
Age 57                                                                        Specialties, Inc.  Inc., since 1998; Chairman, since
                                                                                                 2000, President and Chief Executive
                                                                                                 Officer (1998-2000), Excellent
                                                                                                 Education Development. Formerly:
                                                                                                 Chairman and Chief Executive
                                                                                                 Officer, First Interstate Bancorp.

Simpson, Louis A.           Director        Since 1994            14          ResMed Inc.        President and Chief Executive
Age 67                                                                                           Officer, Capital Operations, GEICO
                                                                                                 Corporation, since 1993. Formerly:
                                                                                                 President and Chief Executive
                                                                                                 Officer of Western Asset (1977 to
                                                                                                 1979).

INTERESTED DIRECTOR:

Taber III, Edward A. (4)    Director        Since 1998            12          None               Executive Vice President, Legg
Age 60                                                                                           Mason, Inc.; Director of the
100 Light Street                                                                                 Manager, Western Asset, WAML,
Baltimore, MD 21202                                                                              Brandywine Asset Management, LM
                                                                                                 Canada and Batterymarch Financial
                                                                                                 Management, Inc., formerly:
                                                                                                 Director and Head of Taxable Fixed
                                                                                                 Income Division, T. Rowe Price
                                                                                                 Associates (1973 to 1992).

EXECUTIVE OFFICERS (5):

Hirschmann III, James W.    President       Since 1999            N/A               N/A          Director, President and Chief
                                                                                                 Executive Officer, Western

                                              TERM OF         NUMBER OF
                                             OFFICE AND        FUNDS IN
                              POSITION(S)     LENGTH OF          FUND               OTHER
                               HELD WITH        TIME           COMPLEX          DIRECTORSHIPS          PRINCIPAL OCCUPATION(S)
       NAME AND AGE              FUND        SERVED (1)       OVERSEEN (2)         HELD (3)          DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Age 43                                                                                           Asset, March 1999 to present;
                                                                                                 Director of WAML, 1999 to present;
                                                                                                 Member, Board of Directors of
                                                                                                 Medical Simulation Corporation;
                                                                                                 Member, Board of Trustees of
                                                                                                 Widener College; President, Pacific
                                                                                                 American Income Shares, Inc., and
                                                                                                 Western Asset Premier Bond Fund.
                                                                                                 Formerly: Director of Marketing,
                                                                                                 Western Asset, April 1989 to 1998;
                                                                                                 Vice-President of the Corporation
                                                                                                 (1990-1999); Vice President and
                                                                                                 Director of Marketing, Financial
                                                                                                 Trust Corporation (bank holding
                                                                                                 company), 1988 to 1989; Vice
                                                                                                 President of Marketing,
                                                                                                 Atlanta/Sosnoff Capital (investment
                                                                                                 management company), 1986 to 1988.

Grannis, Scott F.           Vice President  Since 1990            N/A                N/A         Chief Economist, Western Asset,
Age 55                                                                                           1989 to present; Vice President of
                                                                                                 Pacific American Income Shares,
                                                                                                 Inc.  Formerly: Vice President,
                                                                                                 Leland O' Brien Rubinstein
                                                                                                 (investment advisory firm), 1986 to
                                                                                                 1989; Senior Economist, Claremont
                                                                                                 Economics Institute, 1980 to 1986.

Harker, Ilene S.            Vice President  Since 1990            N/A                N/A         Head of Enterprise Risk, Western
Age 49                                                                                           Asset, 2003 to present; Vice
                                                                                                 President, Pacific American Income
                                                                                                 Shares, Inc., since April 1996, and
                                                                                                 Western Asset Premier Bond Fund,
                                                                                                 since December 2001; Formerly:
                                                                                                 Secretary of the Corporation and
                                                                                                 Secretary of Pacific American
                                                                                                 Income Shares, Inc., 1993 to 1996;
                                                                                                 Director of Compliance and
                                                                                                 Controls, Western Asset.

James, Gavin L.             Vice President  Since 2001            N/A                N/A         Director of Global Client Service
Age 43                                                                                           and Marketing, Western Asset (Since
                                                                                                 1998). Formerly: Senior Portfolio
                                                                                                 Manager, J.P. Morgan Investment
                                                                                                 Management (1990-1998).

                                              TERM OF         NUMBER OF
                                             OFFICE AND        FUNDS IN
                              POSITION(S)     LENGTH OF          FUND                OTHER
                               HELD WITH        TIME           COMPLEX           DIRECTORSHIPS         PRINCIPAL OCCUPATION(S)
       NAME AND AGE              FUND        SERVED (1)       OVERSEEN (2)          HELD (3)         DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Leech, S. Kenneth           Vice President  Since 1990            N/A                N/A         Chief Investment Officer, Western
Age 50                                                                                           Asset, 1998 to present; Vice
                                                                                                 President, Pacific American Income
                                                                                                 Shares, Inc. and Western Asset
                                                                                                 Premier Bond Fund. Formerly:
                                                                                                 Director of Portfolio Management,
                                                                                                 Western Asset, 1990 to 1998; Senior
                                                                                                 Trader, Greenwich Capital, 1988 to
                                                                                                 1990; Fixed Income Manager of The
                                                                                                 First Boston Corporation (holding
                                                                                                 company; stock and bond dealers),
                                                                                                 1980 to 1987; Portfolio Manager of
                                                                                                 National Bank of Detroit, 1977 to
                                                                                                 1980.

Schlichter, Detlev S.       Vice President  Since 2001            N/A                N/A         Portfolio Manager, WAML (since
Age 39                                                                                           2001). Formerly: Director of
155 Bishopsgate                                                                                  European Bond Team, Merrill Lynch
London, England                                                                                  Investment Managers (1998-2001);
EC2N3TY                                                                                          Vice President, JP Morgan & Co.
                                                                                                 (1990-1998).

Walsh, Stephen A.           Vice President  Since 1994            N/A                N/A         Deputy Chief Investment Officer,
Age 45                                                                                           Western Asset, 2000 to present.
                                                                                                 Formerly: Director of Portfolio
                                                                                                 Management, Western Asset, 1998 to
                                                                                                 2000; Senior Portfolio Manager,
                                                                                                 Western Asset, 1991 to 2000;
                                                                                                 Portfolio Manager and Trader,
                                                                                                 Security Pacific Investment
                                                                                                 Managers, Inc. (investment
                                                                                                 management company), 1989 to 1991;
                                                                                                 Portfolio Manager of Atlantic
                                                                                                 Richfield Company, 1981 to 1988.

Wilson, Susanne D.          Vice President  Since 1998            N/A                N/A         Vice President of Legg Mason, 1998
Age 42                                                                                           to present. Formerly: Manager of
100 Light Street                                                                                 Legg Mason mutual fund operations,
Baltimore, MD 21202                                                                              1989 to 1998; Retirement Specialist
                                                                                                 for T. Rowe Price Associates, 1983
                                                                                                 to 1989.

Karpinski, Marie K.         Vice President  Since 1990            N/A                N/A         Vice President, Legg Mason, 1992 to
Age 55                      and Treasurer                                                        present; Vice President and
100 Light Street                                                                                 Treasurer of all Legg Mason retail
Baltimore, MD 21202                                                                              funds (open-end investment
                                                                                                 companies), 1986 to present; Vice
                                                                                                 President and

                                              TERM OF         NUMBER OF
                                             OFFICE AND        FUNDS IN
                              POSITION(S)     LENGTH OF          FUND               OTHER
                               HELD WITH        TIME           COMPLEX          DIRECTORSHIPS          PRINCIPAL OCCUPATION(S)
       NAME AND AGE              FUND        SERVED (1)       OVERSEEN (2)         HELD (3)          DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Treasurer of Legg Mason Charles
                                                                                                 Street Trust, Inc. (open-end
                                                                                                 investment company); Treasurer and
                                                                                                 Principal Financial and Accounting
                                                                                                 Officer of Pacific American Income
                                                                                                 Shares, Inc. and Western Asset
                                                                                                 Premier Bond Fund, 2001 to present,
                                                                                                 Western Asset/Claymore U.S.
                                                                                                 Treasury Inflation Protected
                                                                                                 Securities Fund, 2003 to present,
                                                                                                 and Western Asset/Claymore U.S.
                                                                                                 Treasury Inflation Protected
                                                                                                 Securities Fund 2, 2004 to present.
                                                                                                 Formerly: Assistant Treasurer of
                                                                                                 Pacific American Income Shares,
                                                                                                 Inc., 1988 to 2001.

Morris, Erin K.             Assistant       Since  2001           N/A                N/A         Assistant Vice President of Legg
Age 37                      Treasurer                                                            Mason, 2002 to present; Assistant
100 Light Street                                                                                 Treasurer, 2001 to present, of:
Baltimore, MD 21202                                                                              Legg Mason Income Trust, Inc., Legg
                                                                                                 Mason Cash Reserve Trust, Legg
                                                                                                 Mason Tax Exempt Trust, Inc., Legg
                                                                                                 Mason Tax-Free Income Fund, Pacific
                                                                                                 American Income Shares, Inc.,
                                                                                                 Western Asset Premier Bond Fund;
                                                                                                 Assistant Treasurer, Western
                                                                                                 Asset/Claymore U.S. Treasury
                                                                                                 Inflation Protected Securities
                                                                                                 Fund, 2003 to present, and Western
                                                                                                 Asset/Claymore U.S. Treasury
                                                                                                 Inflation Protected Securities Fund
                                                                                                 2, 2004 to present; Manager, Fund
                                                                                                 Accounting, Legg Mason, 2000 to
                                                                                                 present. Formerly: Assistant
                                                                                                 Manager, Fund Accounting, Legg
                                                                                                 Mason Wood Walker, Incorporated
                                                                                                 (1993 to 2000).

Mrozek, Lisa G.             Secretary       Since 1999            N/A                N/A         Senior Compliance Officer, Western
Age 41                                                                                           Asset; President of the Board of
                                                                                                 Directors of California Dollars for
                                                                                                 Scholars; Member of the Board of
                                                                                                 Trustees of Scholarship America;
                                                                                                 Secretary of Pacific American
                                                                                                 Income

                                              TERM OF         NUMBER OF
                                             OFFICE AND        FUNDS IN
                              POSITION(S)     LENGTH OF          FUND              OTHER
                               HELD WITH        TIME           COMPLEX          DIRECTORSHIPS          PRINCIPAL OCCUPATION(S)
       NAME AND AGE              FUND        SERVED (1)       OVERSEEN (2)         HELD (3)          DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Shares, Inc. and Western Asset
                                                                                                 Premier Bond Fund. Formerly:
                                                                                                 Assistant Vice President, Fund
                                                                                                 Business Management, Capital
                                                                                                 Research and Management Company (an
                                                                                                 investment management firm), 1990
                                                                                                 to 1999.

     (1) Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their successors are elected and qualified and generally stand for re-election by shareholders only as and when required by the 1940 Act.

     (2) In addition to overseeing the twelve portfolios of the Corporation, each Director except Mr. Taber also serves as a Director of Pacific American Income Shares, Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same Fund Complex as the Corporation.

     (3) Includes directorships with public companies and registered investment companies.

     (4) Mr. Taber is considered to be an interested person, as defined above, of the Corporation on the basis of, among other things, his service as a Director of the Corporation's investment manager and advisers.

     (5) Officers of the Corporation are interested persons (as defined in the 1940 Act) of the Corporation.

As of December 31, 2003, no Director beneficially owned securities of the Corporation or securities of any registered investment companies overseen or to be overseen by the Director in the same "family of investment companies" as the Corporation.

As of December 31, 2003, no Director who is an Independent Director of the Corporation, and no such Director's family members, had beneficial or record ownership in securities of an investment adviser or principal underwriter of the Corporation, or an entity (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Corporation.

Each Director of the Corporation except Mr. Taber receives an aggregate fee of $40,000 annually for serving on the combined Board of Directors/Trustees of the Corporation, Pacific American Income Shares, Inc. and Western Asset Premier Bond Fund. Each Director also receives a fee of $5,000 and related expenses for each meeting of the Board of Directors attended in-person and a fee of $2,500 for participating in each telephonic meeting. The Chairman of the Board and the Chairman of the Audit Committee each receive an additional $10,000 per year for serving in such capacities. Each member of the Audit Committee receives a fee of $5,000 for serving as a member of the Audit Committee. Other committee members receive $2,500 for serving as a member of each committee upon which they serve. Committee members also receive a fee of $2,500 for participating in each telephonic committee meeting.

The following table provides certain information relating to the compensation of the Corporation's Directors. The Corporation does not have a pension or retirement plan for its Directors.

                                                                      TOTAL COMPENSATION FROM THE
                                                                         CORPORATION AND FUND
                                      AGGREGATE COMPENSATION                   COMPLEX
 NAME OF PERSON AND POSITION           FROM THE CORPORATION*              PAID TO DIRECTORS**
-------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:

William G. McGagh -                           $  38,500                        $  54,500
Chairman and Director

Ronald J. Arnault - Director                  $  38,350                        $  56,500

John E. Bryson - Director                     $  32,700                        $  49,000

Anita L. DeFrantz - Director                  $  34,700                        $  50,500

William E.B. Siart - Director                 $  37,930                        $  55,700

Louis A. Simpson - Director                   $  38,000                        $  56,300

INTERESTED DIRECTORS:

Ronald L. Olson - Director***                 $  5,000                         $  21,500

Edward A. Taber III - Director                   None                             None


* Represents compensation paid to the Directors for the fiscal year ended March 31, 2004.

** Represents aggregate compensation paid to each Director during the calendar year ended December 31, 2003 for serving as a Director of the Corporation and (with respect to each Director except Mr. Taber) as a Director of Pacific American Income Shares, Inc. and as a Trustee of Western Asset Premier Bond Fund, both closed-end investment companies advised by Western Asset.

*** Represents compensation through September 2, 2003, the date as of which Mr. Olson resigned as a Director of the Corporation, as a Director of Pacific American Income Shares, Inc. and as a Trustee of Western Asset Premier Bond Fund.

The Corporation has no employees. Its officers are compensated by Western Asset, WAML or Legg Mason or one of their affiliates.

On June 30, 2004, the Directors and officers of the Corporation beneficially owned in the aggregate less than 1% of any class of a Portfolio's outstanding shares.

No person owned of record or, to the knowledge of the Fund, beneficially, five percent or more of the outstanding shares of the Western Asset Limited Duration Bond Portfolio as of June 30, 2004.

The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Institutional Class shares of the Western Asset Core Bond Portfolio as of June 30, 2004:


TYPE OF
NAME AND ADDRESS                           % OF OWNERSHIP AS OF JUNE 30, 2004      TYPE OF OWNERSHIP
Prudential Investment Management           18.22%                                  Beneficial &
Services fbo Mutual Fund Clients                                                   Record
Attn:  Pru Choice
Mail Stop 194-201
194 Wood Ave S.
Iselin, NJ 08830-2710

National Financial Services Corp.           9.01%                                  Record
200 Liberty St., 5th Fl.
1 World Financial Ctr.
New York, NY  10281-1003

Charles Schwab & Co., Inc.                  7.02%                                  Beneficial &
Special Custody Account                                                            Record
Benefit of Customers
101 Montgomery St.
San Francisco, CA 94104-4122

National Automotive Dealers                 6.82%                                  Beneficial &
Association Retirement Trust                                                       Record
Attn: Marianne Williams
8400 Westpark Drive
McLean, VA  22102-5116


The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Financial Intermediary Class shares of the Western Asset Core Bond Portfolio as of June 30, 2004:


NAME AND ADDRESS                           % OF OWNERSHIP AS OF JUNE 30, 2004      TYPE OF OWNERSHIP
Nationwide Trust Co                        32.52%                                  Beneficial &
Bombardier 401K Savings Plan                                                       Record
P.O. Box 1412
Austin, TX  78767-1412

Fidelity Investments Institutional         19.36%                                  Record
Operations Co. Inc. (FIIOC) as Agent
For Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY  41015-1999

Prudential Securities, Inc.                12.08%                                  Beneficial &
Special Custody Account fbo                                                        Record
Customers

Attn: Mutual Funds
1 New York Plaza
New York, NY 10292-0001

Charles Schwab & Co., Inc.                 8.54%                                   Record
Special Custody Account for
Benefit of Customers
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.          6.61%                                   Record
200 Liberty St. 5th floor
1 World Financial Ctr.
New York, NY 10281-1003


The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Institutional Class shares of the Western Asset Core Plus Bond Portfolio as of June 30, 2004:


                                                                                   TYPE OF
NAME AND ADDRESS                           % OF OWNERSHIP AS OF JUNE 30, 2004      OWNERSHIP
Merrill Lynch TTEE FBO Dupont & Co.        8.24%                                   Record
DC Plan Master Trust
DuPont Capital Mgmt
4803 Deer Lake Dr., W. Bldg. 4, 2nd Flr.
Jacksonville, FL 32246

National Automotive Dealers                5.99%                                   Beneficial &
Association Retirement Trust                                                       Record
Attn: Marianne Williams
8400 Westpark Drive
McLean, VA 22102-5116


Set forth below is a table which contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Institutional Class shares of the Western Asset Intermediate Bond Portfolio as of June 30, 2004:


                                                                                   TYPE OF
NAME AND ADDRESS                           % OF OWNERSHIP AS OF JUNE 30, 2004      OWNERSHIP
MAC & Co. A/C SPNF6001562                  17.81%                                  Record
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA  15230-3198

State Street Corporation                   7.71%                                   Record
FBO Edward Health Services
Attn:  Rich Davis
801 Pennsylvania Avenue
5th Floor Tower 2
Kansas City, MO  64105-1307

Wells Fargo Bank, NA                       7.15%                                   Record
FBO Pacificare 401(k) Plan
P.O. Box 1533
Minneapolis, MN  55480-1533

Western Michigan University                5.87%                                   Record
Investment & Endowment Manage
1083 Seibert Administration Bldg.
Kalamazoo, MI 49008-4029

First Union National Bank                  5.50%                                   Beneficial &
Fbo Danbury Hospital #9519802091                                                   Record
Self Insurance
U/A Dated 12/15/82 CMG-NC1151
1525 W.T. Harris Blvd.
Charlotte, NC 28262-8522

High Tech Services Insurance Ltd.          5.39%                                   Beneficial &
P.O. Box HM 2450                                                                   Record
Hamilton, HM JX  BERMUDA


The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Institutional Class shares of the Western Asset Non-U.S. Opportunity Bond Portfolio as of June 30, 2004:


                                                                                   TYPE OF
NAME AND ADDRESS                           % OF OWNERSHIP AS OF JUNE 30, 2004      OWNERSHIP
Institutional Class

State Street Bank & Trust Co. TTEE         73.21%                                  Record
FBO Treasurer of the State of
Connecticut SC4W
Attn:  Dan Katz
One Enterprise Drive
No. Quincy, MA  02171-2126

Northern Trust Cust.                       8.98%                                   Record
FBO United Airline Pilots
Attn:  Alyson MacLennan
50 South LaSalle Street
Chicago, IL  60603-1006

Western Asset Management Co.               6.04%                                   Beneficial &
FBO Marshfield Clinic Retirement                                                   Record
Salary Reduction 401k Plan
82 Devonshire St.
Boston, MA 02109-3605

American Institute of Physics              5.98%                                   Record
One Physics Ellipse
College Park, MD 20740-3842

Bankers Trust FBO                          5.77%                                   Record
Towers Perrin

Deferred Profit Sharing Plan
100 Plaza One, Mail Stop 3048
Philadelphia, PA  19102


The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Institutional Class shares of the Western Asset Inflation Indexed Plus Bond Portfolio as of June 30, 2004. Unless otherwise indicated, each of the shareholders listed below may be contacted c/o the Portfolio at 385 East Colorado Boulevard, Pasadena, CA 91101:


                                                                                   TYPE OF
NAME AND ADDRESS                           % OF OWNERSHIP AS OF JUNE 30, 2004      OWNERSHIP
Bill and Melinda Gates Foundation          72.39%                                  Beneficial &
2365 Carillon Point                                                                Record
Kirkland, WA  98033-7353

Mellon Bank Custody                        9.74%                                   Beneficial &
Blue Cross Blue Shield of Mass                                                     Record
Managed Care Account
135 Santilli Highway
Everett, MA 02149-1906

Bradley University                         5.33%                                   Beneficial &
1501 W. Bradley Ave.                                                               Record
Peoria, IL 61625-0003


The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding shares of the Western Asset High Yield Portfolio as of June 30, 2004:


                                                                                   TYPE OF
NAME AND ADDRESS                           % OF OWNERSHIP AS OF JUNE 30, 2004      OWNERSHIP
Investment Management Board                39.62%                                  Beneficial &
500 Virginia St. East                                                              Record
Suite 200
Charlestown, WV 25301-2177

State Street Bank Custodian                29.28%                                  Record
State Retirement and Pension
System of Maryland
One Enterprise Dr.
Quincy, MA 02171-2126

Catholic Health Initiatives                8.39%                                   Record
Operating Investment Partnership
1999 Broadway Ste. 2600
Denver, CO 80202-3025

Arkansas Teacher Retirement Sys.           7.81%                                   Beneficial &
1400 W. 3rd St.                                                                    Record

Little Rock, AR 72201-1811


The following chart contains the name, address and percentage of ownership of each person who is known by the Corporation to own beneficially and/or of record five percent or more of the outstanding Institutional Class shares of the Western Asset Intermediate Plus Bond Portfolio as of June 30, 2004.


Comerica Bank Custodian                    48.26%                                  Record
Board of Admin Graphic Comm.
Attn:  Terry Pask MC 3464
411 W. Lafayette Blvd.
Detroit, MI 48226-3155

Comerica Bank fbo                          29.65%                                  Beneficial &
Awrey Bakeries Treasury A/C                                                        Record
P.O. Box 75000
Detroit, MI 48275-0001

Comerica Bank Custodian                    22.09                                   Record
Board of Admin Graphic Comm.
Union Local 20-b Retirement Ben Plan
P.O. Box 75000 - Mail Code 3464
Detroit, MI 48275-0001


The Treasurer of the State of Connecticut may be deemed to control the Western Asset Non-U.S. Opportunity Bond Portfolio because it beneficially owns more than 25% of the outstanding voting securities of such Portfolio. The Bill and Melinda Gates Foundation may be deemed to control the Western Asset Inflation Indexed Plus Bond Portfolio because it beneficially owns more than 25% of the outstanding voting securities of such Portfolio. The West Virginia Investment Management Board and the State Retirement and Pension System of Maryland may be deemed to control the Western Asset High Yield Portfolio because they beneficially own more than 25% of the outstanding voting securities of such Portfolio. The Board of Admin Graphic Comm. and Awrey Bakeries may be deemed to control the Western Asset Intermediate Plus Bond Portfolio because they beneficially own more than 25% of the outstanding voting securities of such Portfolio. Western Asset owns 100% of the Western Asset U.S. Government Money Market, Money Market, Global Strategic Income, and Enhanced Equity Portfolios. Western Asset may be deemed to control each such Portfolio because it owns more than 25% of the outstanding voting securities of such Portfolio.

It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Portfolio to be approved without the affirmative vote of such "controlling" shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

MANAGER

The Manager, a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company, serves as investment manager to the Portfolios of the Corporation under separate Investment Management Agreements between the Manager and the Corporation dated, except with respect to the Western Asset Limited Duration Bond Portfolio, December 31, 2001 (collectively, the "Management Agreement"). With respect to the Western Asset Limited Duration Bond Portfolio, the Investment Management Agreement is dated September 29, 2003.

Under the Management Agreement, the Manager is responsible, subject to the general supervision of the Corporation's Board of Directors, for the actual management of the Corporation's assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, consistent with the investment objectives and policies described in the Prospectus and this SAI. The Manager also is responsible for the compensation of Directors and officers of the Corporation who are employees of the Manager or its affiliates. The Manager receives for its services a fee as described in the Prospectus. As noted below, the Manager has delegated responsibility for the selection of the Corporation's investments to the Advisers.

Each Portfolio pays all of its other expenses that are not assumed by the Manager. These expenses include, among others, expenses of preparing and printing prospectuses, statements of additional information, proxy statements and reports and of distributing them to existing shareholders, custodian charges, transfer agency fees, organizational expenses, compensation of the Independent Directors, legal and audit expenses, insurance expenses, expenses of registering and qualifying shares of the Portfolios for sale under federal and state law, Rule 12b-1 fees, governmental fees, expenses incurred in connection with membership in investment company organizations, interest expense, taxes and brokerage fees and commissions. The Portfolios also are liable for such nonrecurring expenses as may arise, including litigation to which a Portfolio or the Corporation may be a party. The Corporation may also have an obligation to indemnify its Directors and officers with respect to litigation.

Under the Management Agreement, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios in connection with the performance of the Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

The Management Agreement terminates automatically upon assignment and is terminable with respect to any Portfolio at any time without penalty by vote of the Corporation's Board of Directors, by vote of a majority of that Portfolio's outstanding voting securities, or by the Manager, on not more than 60 days' notice to the Corporation (not less than 60 days' written notice, in the case of the Western Asset Limited Duration Bond Portfolio), and may be terminated immediately upon the mutual written consent of the Manager and the Corporation.

For the fiscal years ended March 31, the Portfolios paid to the Manager (or its predecessor, LMIA) management fees of (prior to fees waived):

                      PORTFOLIO                        2004              2003            2002
       ---------------------------------------------------------------------------------------------
       Western Asset Limited Duration              $     45,572*         N/A                N/A
       Bond  Portfolio

       Western Asset Intermediate                  $  2,239,913     $   2,400,079    $     2,253,000
       Bond Portfolio

       Western Asset Core Bond                     $  7,804,340     $   5,190,642    $     3,879,000
       Portfolio

       Western Asset Core Plus Bond                $ 10,217,723     $   5,824,060    $     3,157,000
       Portfolio

       Western Asset Inflation Indexed             $    684,690     $     503,362    $        54,000
       Plus Bond Portfolio

                 PORTFOLIO                    2004             2003               2002
       -------------------------------------------------------------------------------------
       Western Asset High Yield           $    882,931     $    793,990      $       409,000**
       Portfolio

       Western Asset Non-U.S.             $    281,084     $    256,832      $       306,000
       Opportunity Bond Portfolio


* For the period October 1, 2003 (commencement of operations) to March 31, 2004.

** For the period September 28, 2001 (commencement of operations) to March 31, 2002.

For the fiscal years ended March 31, the following management fees were waived by the Manager (or its predecessor, LMIA):

                  PORTFOLIO                        2004              2003            2002
   ---------------------------------------------------------------------------------------------
   Western Asset Limited Duration Bond         $     36,136*         N/A                N/A
   Portfolio

   Western Asset Intermediate Bond             $    132,790     $           0    $       103,000
   Portfolio

   Western Asset Core Bond Portfolio           $          0     $           0    $       155,000

   Western Asset Core Plus Bond                $    854,833     $     722,686    $       615,000
   Portfolio

   Western Asset Inflation Indexed Plus        $     74,280     $      55,111    $        54,000
   Bond Portfolio

   Western Asset High Yield Portfolio          $    155,779     $     174,672    $       149,000**

   Western Asset Non-U.S. Opportunity          $    157,743     $     151,971    $       186,000
   Bond Portfolio


* For the period October 1, 2003 (commencement of operations) to March 31, 2004.

** For the period September 28, 2001 (commencement of operations) to March 31, 2002.

ADVISERS

Western Asset. Western Asset, a wholly owned subsidiary of Legg Mason, Inc., serves as Adviser to the Western Asset Enhanced Equity Portfolio, the Western Asset Money Market Portfolio, the Western Asset U.S. Government Money Market Portfolio, the Western Asset Inflation Indexed Plus Bond Portfolio (U.S. dollar denominated portion), the Western Asset Intermediate Bond Portfolio, the Western Asset Intermediate Plus Bond Portfolio (U.S. dollar denominated portion), the Western Asset Core Bond Portfolio, the Western Asset Core Plus Bond Portfolio (U.S. dollar denominated portion), the Western Asset High Yield Portfolio, the Western Asset Global Strategic Income Portfolio (U.S. dollar denominated portion) and the Western Asset Limited Duration Bond Portfolio under separate Investment Advisory

Agreements between Western Asset and the Manager (collectively, the "Western Asset Advisory Agreement").

Under the Western Asset Advisory Agreement, Western Asset is responsible, subject to the general supervision of the Corporation's Board of Directors and the Manager, for the actual management of the Portfolios' assets (or, if applicable, a Portfolio's U.S. dollar denominated assets), including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, consistent with the investment objectives and policies described in the Prospectus and this Statement of Additional Information. Western Asset receives from the Manager for its services an advisory fee as described in the Prospectus.

Under the Western Asset Advisory Agreement, Western Asset will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios in connection with the performance of the Western Asset Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

The Western Asset Advisory Agreement terminates automatically upon assignment and is terminable with respect to any Portfolio at any time without penalty by vote of the Corporation's Board of Directors, by vote of a majority of that Portfolio's outstanding voting securities, or by Western Asset, on not more than 60 days' notice (not less than 60 days' written notice, in the case of the Western Asset Limited Duration Bond Portfolio), and may be terminated immediately upon the mutual written consent of the parties.

WAML. WAML, a wholly owned subsidiary of Legg Mason, Inc., serves as Adviser to the Western Asset Non-U.S. Opportunity Bond Portfolio and to the non-U.S. dollar denominated portion of the Western Asset Intermediate Plus Bond Portfolio, the Western Asset Core Plus Bond Portfolio, the Western Asset Global Strategic Income Portfolio and, to the extent that the Manager requests that WAML provide the Western Asset Limited Duration Bond Portfolio with investment advisory services, the Western Asset Limited Duration Bond Portfolio under separate Investment Advisory Agreements between the Manager and WAML (collectively, the "WAML Advisory Agreement"). It is currently expected that the Manager would request that WAML provide such services to the Western Asset Limited Duration Bond Portfolio in the event that the Portfolio's investment policies are amended to allow investments in non-U.S. dollar denominated securities.

Under the WAML Advisory Agreement, WAML is responsible, subject to the general supervision of the Corporation's Board of Directors and the Manager, for the actual management of a Portfolio's assets (or, if applicable, a Portfolio's non-U.S. dollar denominated assets), including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, consistent with the investment objective and policies described in the Prospectus and this Statement of Additional Information. WAML also is responsible for the compensation of Directors and officers of the Corporation who are employees of WAML or its affiliates. WAML receives from the Manager for its services to the Portfolio an advisory fee as described in the Prospectus.

Under the WAML Advisory Agreement, WAML will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the performance of the WAML Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

The WAML Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Corporation's Board of Directors, by vote of a majority of the Portfolio's outstanding voting securities, or by WAML, on not more than 60 days' notice (not less than 60 days' written notice, in the case of the Western Asset Limited Duration Bond Portfolio), and may be terminated immediately upon the mutual written consent of the parties.

BOARD CONSIDERATION OF THE MANAGEMENT AND ADVISORY AGREEMENTS

The Board of Directors, including a majority of the Independent Directors, considered the Management Agreement, the Western Asset Advisory Agreement and the WAML Advisory Agreement (collectively, the "Agreements") with respect to each Portfolio except the Western Asset Limited Duration Bond Portfolio at a telephonic meeting held on October 27, 2003 and an in-person meeting held on November 4, 2003. The Board approved such Agreements at their November 4, 2003 meeting.

In arriving at their decision to approve such Agreements, the Directors met with representatives of the Advisers, including relevant investment advisory personnel, and reviewed information prepared by the Manager and the Advisers and materials provided by fund counsel and counsel to the Independent Directors. These discussions were in addition to the Directors' regular review of the Portfolios' performance and related discussions with the Advisers' Personnel. As part of their review, the Directors examined the Advisers' ability to provide high quality investment management services to the Portfolios. The Directors considered, with respect to the Advisers, the investment philosophy and research and decision-making processes of each Adviser; the experience of the key advisory personnel responsible for the Portfolios; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the senior management and staff of the Advisers; the Advisers' use of information technology; and the level of skill required to manage each Portfolio. Based on the foregoing, the Directors concluded that the Advisers' investment process, research capabilities and philosophy were well suited to the Portfolios given each Portfolio's investment objective and policies.

In addition, the Directors reviewed, with respect to all of the Manager's and Advisers' responsibilities under the Agreements, the quality of the Manager's and Advisers' services with respect to regulatory compliance and compliance with the investment policies of the Portfolios; the nature, cost, scope and quality of the services provided to the Portfolios and their shareholders under the Agreements, including the Manager's responsibility for providing certain administrative services to the Portfolios and the quality of those services in the past. The Directors also considered conditions that might affect the Manager's or an Adviser's ability to provide high quality services to the Portfolios in the future under the Agreements, including the Manager's and each Adviser's business reputation, financial condition and operational stability.

In reviewing the quality of the services provided to the Portfolios, the Directors reviewed comparisons of the performance and fees of the Portfolios to certain comparable funds in their respective peer groups. The Directors noted that of the four Portfolios which had been in operation for at least five years as of September 30, 2003, three had performed at the top of their respective peer groups for the one and five year periods ended as of that date, and the other had performed better than its index and better than its peers over the five year period. The Directors further noted that, with respect to the other two Portfolios, one had modestly underperformed its peers and index, and the other had performed well on an absolute basis, notwithstanding its underperformance relative to its peers and index. They also considered that these two Portfolios had less than three years of performance history. With respect to each of the Portfolios, the Directors discussed the factors involved in its performance against its investment benchmark. Finally, the Directors observed that the Institutional Class shares of all the operative Portfolios (those with net assets) had total expense ratios at or below the average of their respective peer groups and, in some cases, had the lowest total expense ratios of funds in their peer groups.

The Directors further evaluated potential benefits of the advisory relationship to the Manager and the Advisers, including, among others, the profitability of the Portfolios to the Manager and the fact that the Manager pays all compensation it receives from the Portfolios to the Advisers; profitability information with respect to certain publicly-traded investment advisory firms; the direct and indirect benefits that the Manager and each Adviser may receive from its relationship with the Portfolios; and the affiliation between the Manager and the Advisers.

In their deliberations with respect to these matters, the Directors were advised by their independent counsel, who are independent of the Manager and the Advisers within the meaning of the SEC rules regarding the independence of counsel. The Directors weighed the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances. Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that approval of the Agreements was in the best interest of the Corporation and its shareholders.

The Board of Directors, including a majority of the Independent Directors, approved the Management Agreement, the Western Asset Advisory Agreement and the WAML Advisory Agreement with respect to the Western Asset Limited Duration Bond Portfolio (collectively, the "Limited Duration Agreements") at a meeting held on September 9, 2003.

In arriving at their decision to approve the Limited Duration Agreements, the Directors met with representatives of the Advisers, including relevant investment advisory personnel, and reviewed information prepared by the Advisers and materials provided by fund counsel and counsel to the Independent Directors. As part of their review, the Directors examined the Advisers' ability to provide high quality investment management services to the Portfolio. The Directors considered, with respect to the Advisers, the investment philosophy and research and decision-making processes of each Adviser; the experience of the key advisory personnel responsible for the Portfolio; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the senior management and staff of the Advisers; and the level of skill required to manage the Portfolio. Based on the foregoing, the Directors concluded that the Advisers' investment process, research capabilities and philosophy were well suited to the Portfolio given the Portfolio's investment objective and policies.

In addition, the Directors reviewed, with respect to all of the Manager's and Advisers' responsibilities under the Limited Duration Agreements, the expected quality of the Manager's and Advisers' services with respect to regulatory compliance and compliance with the investment policies of the Portfolio, including the quality of such services provided by the Advisers to other portfolios of the Corporation; the nature, cost, scope and quality of the services to be provided to the Portfolio and its shareholders under the Limited Duration Agreements, including the Manager's responsibility for providing certain administrative services to the Portfolio and the quality of those services in the past; and the fees and expense ratios of a peer group of funds. The Directors also considered conditions that might affect the Manager's or an Adviser's ability to provide high quality services to the Portfolio in the future under the Limited Duration Agreements, including the Manager's and each Adviser's business reputation, financial condition and operational stability.

The Directors further evaluated potential benefits of the advisory relationship to the Manager and the Advisers, including, among others, the profitability of the Portfolio to the Manager and the fact that the Manager pays all compensation it receives from the Portfolio to the Advisers; the direct and indirect benefits that the Manager and each Adviser may receive from its relationship with the Portfolio; and the affiliation between the Manager and the Advisers.

In their deliberations with respect to these matters, the Directors were advised by their independent counsel, who are independent of the Manager and the Advisers within the meaning of the SEC rules regarding the independence of counsel. The Directors weighed the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Limited Duration Agreements, including the investment advisory fees, in light of all of the surrounding circumstances. Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that approval of the Limited Duration Agreements was in the best interest of the Portfolio and its shareholders.

DISTRIBUTOR

Legg Mason, 100 Light Street, P.O. Box 1476, Baltimore, MD 21203-1476, acts as a distributor of the shares of the Corporation pursuant to an Underwriting Agreement with the Corporation dated May 26, 1998 and amended November 8, 2001 (the "Underwriting Agreement").

Legg Mason is not obligated to sell any specific number of the Corporation's shares and receives no compensation pursuant to the Underwriting Agreement. Except as noted in the Prospectus, the Corporation's shares are distributed in a continuous offering. The Underwriting Agreement is terminable with respect to any Portfolio without penalty, at any time, by vote of a majority of the Corporation's Independent Directors, or by vote of the holders of a majority of the shares of that Portfolio, or by Legg Mason upon 60 days' notice to the Corporation.

Legg Mason pays certain expenses in connection with the offering of shares of each Portfolio, including any compensation to its financial advisors, the printing and distribution of prospectuses, SAIs and periodic reports used in connection with the offering to prospective investors, and expenses relating to any supplementary sales literature or advertising. The Portfolios bear the expenses of preparing, setting in type and mailing the prospectuses, SAIs and periodic reports to existing shareholders.

The Corporation has adopted a Plan for each Portfolio which, among other things, permits the Corporation to pay Legg Mason fees for its services related to sales and distribution of Financial Intermediary Class shares and the provision of ongoing services to Financial Intermediary Class shareholders by Legg Mason or other parties. Payments are made only from assets attributable to Financial Intermediary Class shares. Under the Plan, the aggregate fees may not exceed an annual rate of 0.40% (currently limited to 0.25%) of each Portfolio's average daily net assets attributable to Financial Intermediary Class shares. Fees for the Western Asset Money Market Portfolio and the Western Asset U.S. Government Money Market Portfolio are additionally currently limited to the annual rate of 0.10% of average daily net assets attributable to Financial Intermediary Class shares. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses, all with respect to Financial Intermediary Class shares only. Legg Mason may pay all or a portion of the fee to its investment executives.

The Plan will continue in effect only so long as it is approved at least annually by the vote of a majority of the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the Financial Intermediary Class of the Portfolio in question. Any change in the Plan that would materially increase the distribution cost to a Portfolio requires shareholder approval; otherwise, the Plan may be amended by the Directors, including a majority of the 12b-1 Directors, as previously described.

In accordance with Rule 12b-1, the Plan provides that Legg Mason will submit to the Corporation's Board of Directors, and the Directors will review, at least quarterly, a written report of any amounts expended pursuant to the Plan and the purposes for which expenditures were made. In addition, as long as the Plan is in effect, the selection and nomination of the Independent Directors will be committed to the discretion of such Independent Directors.

There are certain anticipated benefits to shareholders of the Corporation that may result from the Plan. For example, the payment of service fees will provide an incentive to maintain and enhance the level of services provided to each Portfolio's Financial Intermediary shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling each Portfolio to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses would serve to offset, at least in part, the additional expenses incurred by each Portfolio in connection with its Plan. Furthermore, the investment management of each Portfolio could be enhanced, as net inflows of cash from new sales might enable its Adviser(s) to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

Those persons listed in "Management of the Portfolios" as holding positions with Legg Mason may be deemed to have an interest in the operation of the Plan. No Independent Director of the Corporation has an interest in the operation of the Plan.

For the fiscal year ended March 31, 2004, the Portfolios incurred the following distribution and service fees with respect to the Financial Intermediary Class shares of the Western Asset Core Bond and Western Asset Core Plus Bond Portfolios (prior to fees waived):


       Western Asset Core Bond Portfolio           $    244,633

       Western Asset Core Plus Bond Portfolio      $      7,487


For the fiscal year ended March 31, 2004, with respect to the Financial Intermediary Class shares of the Western Asset Core Bond Portfolio, Legg Mason waived distribution fees in the amount of $6,697.

No other Portfolio had Financial Intermediary Class shares outstanding during the fiscal year ended March 31, 2004.

The Plan pays a fixed fee rate to Legg Mason each month. Legg Mason, in turn, generally uses the entire amount of this compensation to pay distribution expenses, including amounts paid to third parties.

During the year ended March 31, 2004, Legg Mason incurred the following expenses with respect to Financial Intermediary Class shares of the Western Asset Core Bond and Western Asset Core Plus Bond Portfolios:


           EXPENSE              CORE BOND          CORE PLUS BOND
    -------------------------------------------------------------
    Advertising                          --                    --

    Printing and mailing
    prospectuses to
    prospective
    shareholders                         --                    --

    Compensation to                      --                    --
    underwriters

    Compensation to
    broker-dealers            $     244,633        $        7,487

    Compensation to sales
    personnel                            --                    --

    Interest, carrying or
    other
    financial charges                    --                    --

        Other                            --                    --

    Total Expenses            $     244,633        $        7,487

Legg Mason and its affiliates (including the Manager and the Advisers) may from time to time, at their own expense, make payments to financial intermediaries that sell Institutional or Financial Intermediary Class shares of the Portfolios or to other parties in connection with the sale or servicing of such shares. Such payments may relate to, without limitation, personal services rendered to shareholders of the Portfolios and the maintenance of shareholder accounts, including compensation to, and expenses of, financial intermediaries (including retirement plans, their service providers and their sponsors who provide services to plan participants) who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Portfolio's shares, who forward communications from the Portfolios to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Corporation in light of the shareholders' needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Salespersons and others entitled to receive compensation for selling or servicing Portfolio shares may receive greater compensation with respect to one class of shares than the other.

Certain Portfolios owned, as of March 31, 2004, securities issued by "regular broker-dealers" of such Portfolios, as that term is defined in Rule 10b-1 under the 1940 Act. The value of such securities held by each such Portfolio as of March 31, 2004 is set forth in the tables below.


                                                                           VALUE OF BROKER'S SECURITIES
                                                                                      HELD
           PORTFOLIO                                BROKER                       AS OF 3/31/04
    ---------------------------------------------------------------------------------------------------
    Core Bond Portfolio                   Lehman Brothers Holdings Inc.          $     5,498,000

                                          JP Morgan Chase & Co.                        5,274,000

                                          Goldman Sachs Group, Inc.                    4,369,000

                                          Morgan Stanley Dean Witter & Co.             3,548,000

                                          Merrill Lynch & Co., Inc.                    2,176,000

                                          Credit Suisse First Boston                   1,748,000


                                                                           VALUE OF BROKER'S SECURITIES
           PORTFOLIO                                 BROKER                     HELD AS OF 3/31/04
    ---------------------------------------------------------------------------------------------------
    Intermediate Bond Portfolio           JP Morgan Chase & Co.                  $     5,025,000

                                          Goldman Sachs Group, Inc.                    4,640,000

                                          Morgan Stanley Dean Witter & Co.             4,385,000

                                          Merrill Lynch & Co., Inc.                    3,213,000

                                          Credit Suisse First Boston                   2,964,000

                                          Lehman Brothers Holdings Inc.                2,459,000

                                                                           VALUE OF BROKER'S SECURITIES
           PORTFOLIO                                 BROKER                     HELD AS OF 3/31/04
    ---------------------------------------------------------------------------------------------------
    Core Plus Bond Portfolio              Salomon Smith Barney                   $     2,235,000

                                          Credit Suisse First Boston (USA)             2,480,000
                                          Inc.

                                          Goldman Sachs Group, Inc.                    1,580,000

                                          JP Morgan Chase & Co.                        2,376,000

                                          Lehman Brothers Holdings Inc.                2,322,000

                                          Morgan Stanley Dean Witter & Co.               686,000

                                          Merrill Lynch & Co., Inc.                    3,228,000


                                                                           VALUE OF BROKER'S SECURITIES
           PORTFOLIO                                 BROKER                     HELD AS OF 3/31/04
    ---------------------------------------------------------------------------------------------------
    Inflation Indexed Plus Bond           JP Morgan Chase & Co.                  $     2,918,000
    Portfolio


                                                                           VALUE OF BROKER'S SECURITIES
           PORTFOLIO                                 BROKER                     HELD AS OF 3/31/04
    ---------------------------------------------------------------------------------------------------
    Limited Duration Bond Portfolio       JP Morgan Chase & Co.                  $       100,000

                                          Lehman Brothers Holdings Inc.                  180,000

                                          Merrill Lynch & Co., Inc.                      150,000

                                          Bear Stearns Cos., Inc.                        151,000

                                          Goldman Sachs Group, Inc.                      110,000

PROXY VOTING POLICIES AND PROCEDURES

The Directors of the Corporation have adopted the proxy voting policy of Western Asset (the "Policy") as the Proxy Voting Policies and Procedures of each Portfolio. The Policy governs in determining how proxies relating to a Portfolio's portfolio securities are voted. A copy of the Policy is attached as Exhibit B to this SAI. Information regarding how a Portfolio voted proxies (if any) relating to portfolio securities during the twelve months ended June 30, 2004 will be available on or before August 31, 2004 without charge (1) by calling 1-888-425-6432 and (2) on the SEC's website at http://www.sec.gov.

PURCHASES AND REDEMPTIONS

The Portfolios' shares are sold at net asset value without any sales charge. The Corporation reserves the right to modify the mail, telephone or wire redemption services described in the Prospectus at any time without prior notice to shareholders. The Corporation may also terminate the telephone or wire redemption services described in the Prospectus at any time upon 60 days' notice to shareholders. The Corporation also reserves the right to suspend or postpone redemptions (1) for any period during which the Exchange is closed (other than for customary weekend and holiday closings), (2) when trading in markets the Corporation normally utilizes is restricted or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of the Corporation's investments or determination of its net asset value not reasonably practicable, or (3) for such other periods as the SEC by regulation or order may permit for the protection of the Corporation's shareholders. In the case of any such suspension, an investor may either withdraw the request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

In consideration of the best interests of the non-redeeming shareholders, the Corporation reserves the right to pay any redemption price in whole or in part by a distribution in kind of readily marketable securities held by a Portfolio in lieu of cash. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Pursuant to an investment policy adopted by the Board, the Corporation will waive the investment minimums described in the Prospectus with respect to purchases of a Portfolio's shares by (1) Directors of the Corporation and (2) employees of Western Asset and WAML and members of their immediate families. An initial investment minimum of $10,000 will apply to purchases of shares of a Portfolio by either group described in the preceding sentence. The Corporation reserves the right to waive or reduce the minimum initial investment from time to time in its discretion, in whole or in part, with respect to these and other investors.

EXCHANGE PRIVILEGE

Shareholders in any of the Portfolios are entitled to exchange their shares for shares of the other Portfolios of the Corporation, provided that such shares are eligible for sale in the shareholder's state of residence, and are being offered at the time.

When a shareholder decides to exchange shares of a Portfolio, the Corporation's transfer agent will redeem shares of the Portfolio and invest the proceeds in shares of the Portfolio selected. Redemptions of shares of the Portfolio will be made at their net asset value determined on the same day that the request is received in proper order, if received before the close of regular trading on the Exchange. If the request is received by the transfer agent after such close of regular trading, shares will be redeemed at their net asset value determined as of the close of the Exchange on the next day the Exchange is open.

There is no charge for the exchange privilege and no sales charge imposed on an exchange, but the Portfolios reserve the right to modify or terminate the exchange privilege at any time. For more information concerning the exchange privilege, or to make an exchange, please contact the Legg Mason Institutional Funds.

SYSTEMATIC WITHDRAWAL PLAN

Shareholders with an initial net asset value of $1,000,000 or more are eligible to participate in the Systematic Withdrawal Plan. The amounts paid to you each month are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified. Receipt of payment of proceeds or redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account - redemptions of Portfolio shares may occur on any business day of the month and the checking or savings account will generally be credited with the proceeds in approximately two business days.

Redemptions will be made at the net asset value per share determined as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor. If the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the close of regular trading on the Exchange on the next day the Exchange is open. If the redemption option designated is the last day of the month and the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the previous day the Exchange was open. Requests must be made in writing to Legg Mason Institutional Funds to participate in, change or discontinue the Systematic

Withdrawal Plan. You may change the monthly amount to be paid to you or terminate the Systematic Withdrawal Plan at any time without charge or penalty by notifying Legg Mason Institutional Funds. Each Portfolio, its transfer agent, and Legg Mason Institutional Funds also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

Ordinarily, it may not be in your interest to purchase additional shares of a Portfolio if you maintain a Systematic Withdrawal Plan, because there are tax disadvantages associated with such purchases and withdrawals.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation.

For the fiscal years ended March 31, the portfolio turnover rates of each operative Portfolio were as follows:

                            PORTFOLIO                                    2004        2003
       ------------------------------------------------------------------------------------
       Western Asset Limited Duration Bond Portfolio                    125.5%          N/A

       Western Asset Intermediate Bond Portfolio                        255.1%        238.5%

       Western Asset Core Bond Portfolio                                464.6%        438.6%

       Western Asset Core Plus Bond Portfolio                           463.8%        422.6%

       Western Asset Inflation Indexed Plus Bond Portfolio              281.8%         75.4%

       Western Asset High Yield Portfolio                               116.0%        110.1%

       Western Asset Non-U.S. Opportunity Bond Portfolio                 42.8%        187.5%


The decrease in the portfolio turnover rate of Western Asset Non-U.S. Opportunity Bond Portfolio over the last year was the result of, among other things, a relatively focused approach keying off of perceived investment opportunities in Germany.

The increase in the portfolio turnover rate of Western Asset Inflation Indexed Plus Bond Portfolio over the last year was the result of, among other things, the use of forward commitment transactions with respect to U.S. TIPS and related investments in short-term securities due to historically low interest rates.

High portfolio turnover rates are likely to result in higher brokerage commissions or other transaction costs and could give rise to a greater amount of taxable capital gains.

Under the various Management Agreements and Advisory Agreements, the Manager and the Advisers are responsible for the execution of the Portfolios' transactions. Each Portfolio's Adviser places all orders for the purchase and the sale of portfolio investments with brokers or dealers selected by it in its discretion. Transactions on stock exchanges and other agency transactions involve the payment by the Portfolio of brokerage commissions. There is generally no stated commission in the case of securities, such as U.S. Government securities, traded in the over-the-counter markets, but the price paid by the Corporation usually includes an undisclosed dealer commission or markup. In selecting brokers or dealers, the Advisers must seek the most favorable price (including the applicable dealer spread) and execution for such transactions. The Portfolios may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the Portfolios, the Advisers will also take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's or dealer's facilities and any risk assumed by the executing broker or dealer.

It is the current policy of the Advisers not to give consideration to research, statistical and other non-execution services (except as described below) furnished by brokers or dealers to the Advisers in selecting broker dealers to execute Portfolio transactions (commonly known as "soft dollar" commission arrangements). However, an Adviser may receive research or statistical information from brokers or dealers with whom it executes trades.

To the extent permitted by applicable law, an Adviser may consider sales of shares of the Portfolios (or other portfolios or other funds managed by it or its affiliates) in selecting broker-dealers to execute Portfolio transactions. The Portfolios may use Legg Mason, among others, as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution. In the prior three fiscal years, the Portfolios did not use Legg Mason or any other affiliated person as a broker.

Some securities considered by an Adviser for purchase by a Portfolio may also be appropriate for other clients served by the Adviser. To the extent the Portfolio and such other clients purchase the same security, transactions in such security will be allocated among the Portfolio and such other clients in a manner considered fair and reasonable by the Adviser.

The Portfolios may not buy securities from, or sell securities to, an Adviser or its affiliated persons as principal, except as permitted by the rules and regulations of the SEC. Subject to certain conditions, the Portfolios may purchase securities that are offered in underwritings in which an affiliate of an Adviser is a participant, although the Portfolios may not make such purchases directly from such affiliate.

The Advisers will select brokers to execute portfolio transactions. In the over-the-counter market, the Portfolios generally will deal with responsible primary market makers unless a more favorable execution can otherwise be obtained.

Investment decisions for the Portfolios are made independently from those of other funds and accounts advised by the Advisers. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in larger volume transactions may produce better executions and prices. Depending on investment objectives, applicable law, governing documents, current holdings, cash availability, and other factors, the Advisers or their affiliates may sell or recommend the sale of a particular security for certain accounts and buy or recommend the purchase of such security for other accounts, and accordingly, transactions for the Portfolios may not be consistent with transactions in other accounts or with the Advisers' investment recommendations.

Western Asset's Broker Review Committee periodically reviews the Portfolios' approved broker lists, broker allocation and execution to ensure that they are consistent with the Portfolios' stated policy.

For the following fiscal years ended March 31, the following Portfolios paid commissions in the following amounts to broker-dealers and futures commission merchants who acted as agents in executing options and futures trades:

                                                       2004             2003            2002
       ------------------------------------------------------------------------------------------
       Western Asset Limited Duration Bond             None*            N/A              N/A
       Portfolio

       Western Asset Core Bond Portfolio           $   1,360,965    $    821,695     $    816,225

       Western Asset Intermediate Bond             $     120,080    $    105,200     $     29,240
       Portfolio

       Western Asset Core Plus Bond                $   1,021,890    $    977,505     $    720,101
       Portfolio

       Western Asset Non-U.S. Opportunity          $      29,239    $      2,892     $     44,322
       Bond Portfolio

       Western Asset Inflation Indexed Plus        $      49,935    $     20,265         None
       Bond Portfolio

       Western Asset High Yield Portfolio               None            None            None**


*    For the period October 1, 2003 (commencement of operations) to March 31,
     2004

** For the period September 28, 2001 (commencement of operations) to March 31, 2002.

The commissions listed in the table above do not include mark-ups or commissions paid by the Portfolios with respect to purchases of securities traded in the over-the-counter markets. If such amounts were included, the amounts disclosed in the table would be substantially higher.

CODES OF ETHICS

The Corporation, the Manager, Legg Mason, Western Asset and WAML have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Corporation.

ADDITIONAL TAX INFORMATION

GENERAL REQUIREMENTS FOR "PASS-THROUGH" TREATMENT

In order to qualify or continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code, each Portfolio must distribute annually to its shareholders at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain over net long-term capital losses, if any) and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or other income (including but not limited to gains from options or futures) derived with respect to its business of investing in securities; (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and not more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of its total assets may be invested in securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer or two or more issuers which the Portfolio controls (by holding a 20% or greater interest in each) and which are engaged in the same, similar or related trades or businesses. By so qualifying, each Portfolio will not be subject to federal income taxes to the extent that its net investment income, net realized short-term capital gains and net realized long-term capital gains are distributed to shareholders.

If a Portfolio failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.

If a Portfolio fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Portfolio is permitted or so elects), plus any retained amount from the prior year, the Portfolio will be subject to a 4% excise tax on the undistributed amounts. A distribution declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in such months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 if the distribution is paid by the Portfolio during the following January. Such a distribution, therefore, will be taxable to shareholders for the year in which that December 31 falls. Each Portfolio intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

SALE OF SHARES

Upon the disposition of shares of a Portfolio (whether by redemption, sale or exchange), a shareholder will realize gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Long-term capital gains will generally be taxed at a maximum federal income tax rate, effective through December 31, 2008, of 15% to non-corporate shareholders (or 5%, in the case of such shareholders in the 10% or 15% tax bracket). If shares of any Portfolio are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. All or a portion of any loss realized upon a taxable disposition of Portfolio shares will be disallowed if other shares of the same Portfolio are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

ORIGINAL ISSUE DISCOUNT

A Portfolio may purchase debt securities issued with original issue discount. Original issue discount that accrues in a taxable year will be treated as income earned by the Portfolio and therefore an equivalent amount must be distributed to satisfy the distribution requirement and avoid imposition of the 4% excise tax. Periodic adjustments for inflation in the principal value of inflation-indexed bonds also may be treated as original issue discount which is includible in the Portfolio's gross income on a current basis. Because the original issue discount earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of other securities and use the proceeds thereof to make distributions in amounts necessary to satisfy distribution requirements. A Portfolio may realize capital gains or losses from such dispositions, which would increase or decrease the Portfolio's investment company taxable income and/or net capital gain. In the event the Portfolio realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

MISCELLANEOUS

Dividends and distributions on a Portfolio's shares are generally subject to federal income tax as described in the Prospectus to the extent they do not exceed the Portfolio's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Portfolio's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Portfolio's net asset value also reflects unrealized losses.

For taxable years beginning on or before December 31, 2008 "qualified dividend income" received by a shareholder taxed as an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Portfolio shareholder to be qualified dividend income, the Portfolio must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Portfolio's shares. If the aggregate dividends received by a Portfolio during any taxable year are 95% or more of its gross income, then 100% of the Portfolio's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income by a shareholder taxed as an individual. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss. Because the Portfolios invest primarily in fixed income securities, it is not expected that any significant portion of distributions will be derived from qualified dividend income.

If a Portfolio makes a distribution to its shareholders in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of shares by such shareholder.

If a Portfolio invests in shares of preferred stock or otherwise holds dividend-paying securities as a result of exercising a conversion privilege, a portion of the dividends from the Portfolio's investment company taxable income (whether paid in cash or reinvested in additional shares) may be eligible for the dividends-received deduction allowed to corporations that meet certain holding period requirements. The eligible portion may not exceed the aggregate dividends received by the Portfolio from U.S. corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

To the extent distributions consist of interest from securities of the U.S. Government and certain of its agencies and instrumentalities, they may be exempt from state and local income taxes. Interest from obligations that are merely guaranteed by the U.S. Government or one of its agencies, such as mortgage participation certificates guaranteed by GNMA, generally is not entitled to this exemption. Although there is no assurance that any such state and local exemptions will be available, shareholders will be advised of the portion of Portfolio distributions that might qualify for such an exemption.

Dividends and interest received by a Portfolio, and gains realized by a Portfolio on non-U.S. securities, may be subject to income, withholding or other taxes imposed by non-U.S. countries and U.S. possessions that would reduce the yield on the Portfolio's securities. Tax conventions between certain countries and the United States may reduce or eliminate these non-U.S. taxes.

To the extent such investments are permissible for a Portfolio, the Portfolio's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and non-U.S. currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Portfolio, defer losses to the Portfolio, cause adjustments in the holding periods of the Portfolio's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

If, at the end of a Portfolio's fiscal year, more than 50% of the value of its total assets represents securities of non-U.S. corporations, the Portfolio may make an election to treat any non-U.S. taxes paid by it as paid by its shareholders. In this case, shareholders who are U.S. citizens, U.S. corporations or, in some cases, U.S. residents generally will be required to include in U.S. taxable income their pro rata share of such taxes, but may then be entitled to claim a non-U.S. tax credit or deduction (but not both) for their share of such taxes. A shareholder's ability to claim a non-U.S. tax credit or deduction in respect of non-U.S. taxes paid by a Portfolio may be subject to certain limitations (including a holding period requirement, applicable to both a Portfolio and its shareholders, imposed by the Code).

A Portfolio's transactions in non-U.S. currencies and hedging activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of the non-U.S. currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of a Portfolio's income distributions to constitute a return of capital for tax purposes or require a Portfolio to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

Investment in an entity that qualifies as a "passive foreign investment company" under the Code could subject a Portfolio to a U.S. federal income tax or other charge on certain "excess distributions" with respect to the investment, and on the proceeds from disposition of the investment. A Portfolio may make an election to mark the gains (and, to a limited extent, losses) in such investments "to the market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of the Portfolio's taxable year.

A Portfolio generally is required to withhold and remit to U.S. Treasury 28% of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the Portfolio with a correct taxpayer identification number
(TIN), who has under-reported dividends or interest income, or who fails to certify to the Portfolio that he or she is not subject to such withholding. The backup withholding tax rates are 28 percent for amounts paid during 2003 through 2010 and 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Regulations generally effective for payments made after December 31, 2000 affect the application to non-U.S. investors of the back-up withholding and withholding tax rules. In some circumstances, these rules increase the certification and filing requirements imposed on non-U.S. investors in order to qualify for exemption from the back-up withholding tax, and exemption from, or a reduced rate of, U.S. withholding tax under income tax treaties. Non-U.S. investors should consult their tax advisers with respect to the potential application of these regulations.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a Portfolio's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

OTHER INFORMATION

Western Asset Funds, Inc. was incorporated in Maryland on May 16, 1990. Prior to May 31, 2001, Western Asset Funds, Inc. was known as "LM Institutional Fund Advisors I, Inc." and prior to May 29, 1998, was known as "Western Asset Trust, Inc." Each Portfolio is an open-end, diversified investment management company, except for Western Asset Non-U.S. Opportunity Bond Portfolio and Western Asset Global Strategic Income Portfolio, which are non-diversified companies. The Directors of Western Asset Funds, Inc. may, without shareholder approval, create, in addition to the Portfolios, other series of shares representing separate investment portfolios. Any such series may be divided without shareholder approval into two or more classes of shares having such terms as the Directors may determine. Establishment and offering of additional portfolios or classes of shares of a portfolio will not alter the rights of the Corporation's shareholders.

Western Asset Funds, Inc. is authorized to issue a total of 13.1 billion shares of common stock at par value $0.001. Each share has one vote, with fractional shares voting proportionally. Voting on matters pertinent only to a particular Portfolio, such as the adoption of an investment advisory contract for that Portfolio, is limited to that Portfolio's shareholders. Shares of all classes of a Portfolio will vote together as a single class except when otherwise required by law or as determined by the Directors. Shares are freely transferable, are entitled to dividends as declared by the Directors, and, if a Portfolio were liquidated, would receive the net assets of that Portfolio. Voting rights are not cumulative, and all shares of the Portfolios are fully paid, redeemable and nonassessable and have no conversion rights. Shares do not have preemptive rights or subscription rights.

Although no Portfolio intends to hold annual shareholder meetings, it will hold a special meeting of shareholders when the 1940 Act requires a shareholder vote on certain matters (including the election of Directors or approval of an advisory contract) in certain cases.

Prior to May 21, 1998, the Western Asset Core Portfolio was known as the Core Portfolio; the Western Asset Intermediate Portfolio was known as the Intermediate Portfolio; and the Western Asset Money Market Portfolio was known as the Money Market Portfolio. Prior to May 20, 2002, the Western Asset U.S. Government Money Market Portfolio was known as the Western Asset Government Money Market Portfolio. Prior to August 1, 2003, the Western Asset Core Bond Portfolio was known as the Western Asset Core Portfolio; the Western Asset Core Plus Bond Portfolio was known as the Western Asset Core Plus Portfolio; the Western Asset Intermediate Bond Portfolio was known as the Western Asset Intermediate Portfolio; the Western Asset Intermediate Plus Bond Portfolio was known as the Western Asset Intermediate Plus Portfolio; the Western Asset Non-U.S. Opportunity Bond Portfolio was known as the Western Asset Non-U.S. Fixed Income Portfolio; and the Western Asset Inflation Indexed Plus Bond Portfolio was known as the Western Asset Inflation Indexed Bond Portfolio.

PERFORMANCE INFORMATION

Each Portfolio may, from time to time, include its total return in marketing materials or reports to shareholders or prospective investors.

Quotations of average annual total return for a class of shares of a Portfolio may be expressed in terms of the average annual compounded rate of return of a hypothetical investment in that class of shares over periods of one, five and ten years (up to the life of the class), calculated pursuant to the following formulas:

BEFORE-TAX

          P(1+T)(TO THE POWER OF n)   =  ERV

where:    P                           =  a hypothetical initial payment of
                                         $1,000

          T                           =  average annual total return
          n                           =  number of years
          ERV                         =  ending redeemable value of a
                                         hypothetical $1,000 payment
                                         made at the beginning of
                                         the 1-, 5-, and 10-year
                                         periods at the end of the
                                         1-, 5- and 10-year periods
                                         (or fractional portion
                                         thereof).

AFTER-TAX

PRE-LIQUIDATION RETURN (average annual total return after taxes on distributions):

          P(1+T)(TO THE POWER OF n)   =  ATV SUB (D)

where:    P                           =  a hypothetical initial payment of
                                         $1,000
          T                           =  average annual total return (after
                                         taxes on distributions)
          n                           =  number of years
          ATV SUB (D)                 =  ending value of hypothetical $1,000
                                         payment made at the beginning of the
                                         1-, 5-, and 10-year periods at the end
                                         of the 1-, 5- and 10-year periods (or
                                         fractional portion thereof) after taxes
                                         on Portfolio distributions but not
                                         after taxes on redemption.

POST-LIQUIDATION RETURN (average annual total return after taxes on distributions and on redemption)

          P(1+T)(TO THE POWER OF n)   =  ATV SUB (DR)

(Assumptions are the same, except that ATVDR means ending value of hypothetical $1,000 payment made at the beginning of the 1-, 5-, and 10-year periods at the end of the 1-, 5-, and 10-year periods (or fractional portion thereof) after taxes on Portfolio distributions and redemption.

YIELD Yield figures used in each Portfolio's Performance Advertisements are calculated by dividing the Portfolio's net investment income for a 30-day period ("Period"), by the average number of shares entitled to receive dividends during the Period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the maximum offering price per share at the end of the Period. Yield quotations are calculated according to the following formula:

    YIELD =        2[(a-b + 1)(TO THE POWER OF 6) - 1]
                      ---
                      cd

where:    a        =   dividends and interest earned during the Period

          b        =   expenses accrued for the Period (net of reimbursements)
          c        =   the average daily number of shares outstanding during the
                       Period that were entitled to receive dividends
          d        =   the maximum offering price per share on the last day of
                       the Period.

Except as noted below, in determining interest earned during the Period (variable "a" in the above formula), a Portfolio calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by a Portfolio, interest earned during the Period is then determined by totaling the interest earned on all debt obligations. For the purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next call date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

With respect to the treatment of discount and premium on mortgage-backed and other asset-backed obligations that are expected to be subject to monthly payments of principal and interest ("paydowns"): (1) a Portfolio accounts for gain or loss attributable to actual paydowns as an increase or decrease to interest income during the period and (2) a Portfolio accrues the discount and amortizes the premium on the remaining obligation, based on the cost of the obligation, to the weighted average maturity date or, if weighted average maturity information is not available, to the remaining term of the obligation.

Under the foregoing formulas, the time periods used in performance advertisements will be based on rolling calendar quarters, updated at least to the last day of the most recent available quarter prior to submission of the performance advertisements for publication. During times of market volatility, performance may vary greatly from the reported quarter-end average annualized returns; please contact Legg Mason Institutional Funds or www.westernassetfunds.com for more recent information. Total return, or "T" in the formulas above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, all dividends and other distributions by the portfolio are assumed to have been reinvested at net asset value on the reinvestment dates during the period.

All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis and assume that all dividends and other distributions are reinvested at net asset value, when paid. The performance of each class of a Portfolio will differ because each class is subject to different expenses. The performance figures for the Portfolios shown below represent performance of the only classes of shares in existence throughout the relevant periods for each Portfolio.

The Western Asset Core Bond Portfolio's Institutional Class total returns and current yield as of March 31, 2004, were as follows:

Yield: 3.19%


TOTAL RETURN       ONE YEAR                 FIVE YEARS                 TEN YEARS
--------------------------------------------------------------------------------
                     7.64%                    8.19%                      8.00%


The Western Asset Core Bond Portfolio's Financial Intermediary Class total return and current yield as of March 31, 2004, were as follows:

Yield: 2.94%


TOTAL RETURN       ONE YEAR             LIFE OF CLASS (A)
---------------------------------------------------------
                     7.36%                   8.46%

(A) Financial Intermediary Class inception - July 22, 1999.

The Western Asset Intermediate Bond Portfolio's Institutional Class total returns and current yield as of March 31, 2004 were as follows:

Yield: 2.88%


TOTAL RETURN       ONE YEAR                 FIVE YEARS     LIFE OF PORTFOLIO (A)
--------------------------------------------------------------------------------
                     7.58%                    7.61%             7.61%

(A) Institutional Class inception - July 1, 1994.

The Western Asset Core Plus Bond Portfolio's Institutional Class total returns and current yield as of March 31, 2004, were as follows:

Yield: 3.09%


TOTAL RETURN       ONE YEAR                 FIVE YEARS         LIFE OF CLASS (A)
--------------------------------------------------------------------------------
                     9.12%                     8.5%                 7.86%

(A) Institutional Class inception - July 8, 1998.

The Western Asset Core Plus Bond Portfolio's Financial Intermediary Class total returns and current yield as of March 31, 2004, were as follows:

Yield: 2.87%


TOTAL RETURN       ONE YEAR                 LIFE OF CLASS (A)
-------------------------------------------------------------
                     8.82%                       8.84%

(A) Financial Intermediary Class inception - January 8, 2002.

The Western Asset Limited Duration Bond Portfolio's Institutional Class total returns and current yield as of March 31, 2004, were as follows:

Yield: 1.55%


TOTAL RETURN       LIFE OF CLASS (A)
------------------------------------
                         1.55%

(A) Institutional Class inception - October 1, 2003.

The Western Asset Non-U.S. Opportunity Bond Portfolio's Institutional Class total returns and current yield as of March 31, 2004, were as follows:

Yield: 2.57%


TOTAL RETURN       ONE YEAR                 FIVE YEARS     LIFE OF PORTFOLIO (A)
--------------------------------------------------------------------------------
                     9.06%                     7.91%             7.95%

(A) Institutional Class inception - July 15, 1998.

Yield: N/A

The Western Asset Inflation Indexed Plus Bond Portfolio's Institutional Class total returns as of March 31, 2004 were as follows:


TOTAL RETURN       ONE YEAR               LIFE OF PORTFOLIO (A)
---------------------------------------------------------------
                    10.33%                      10.52%

(A) Institutional Class inception - March 1, 2001.

The Western Asset High Yield Portfolio's Institutional Class total returns and current yield as of March 31, 2004 were as follows:

Yield: 6.80%


TOTAL RETURN       ONE YEAR               LIFE OF PORTFOLIO (A)
---------------------------------------------------------------
                    18.27%                      10.42%

(A) Institutional Class inception - September 28, 2001.

The yield shown for the Portfolios is the 30-day current yield as of March 31, 2004.

Each Portfolio's performance may fluctuate daily depending upon such factors as the average maturity of its securities, changes in investments, changes in interest rates and variations in operating expenses. Therefore, current performance does not provide a basis for determining future performance. The fact that a Portfolio's performance will fluctuate and that shareholders' principal is not guaranteed or insured should be considered in comparing the Portfolio's performance with the performance of other fixed-income investments. In comparing the performance of a Portfolio to other investment vehicles, consideration should be given to the investment policies of each, including the types of investments owned, lengths of maturities of the portfolio, the method used to compute the performance and whether there are any special charges that may reduce the yield.

From time to time each Portfolio may compare the performance of a class of shares in advertising and sales literature to the performance of other investment companies, groups of investment companies or various market indices. One such market index is the Lehman Aggregate Bond Index. The Lehman Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed rate, publicly placed, dollar-denominated, and nonconvertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity. The Index does not incur fees and expenses and cannot be purchased directly by investors.

Each Portfolio may also cite rankings and ratings, and compare the return of a class of shares with data published by Lipper Analytical Services, Inc., Wiesenberger Investment Company Services ("Wiesenberger"), Value Line, Morningstar, and other services or publications that monitor, compare and/or rank the performance of investment companies. Each Portfolio may also refer in such materials to mutual fund performance rankings, ratings, comparisons with funds having similar investment objectives, and other mutual funds reported in independent periodicals, including, but not limited to, FINANCIAL WORLD, MONEY MAGAZINE, FORBES, BUSINESS WEEK, BARRON'S, FORTUNE, THE KIPLINGER LETTERS, THE WALL STREET JOURNAL, and THE NEW YORK TIMES.

Each Portfolio may compare the investment return of a class of shares to the return on certificates of deposit and other forms of bank deposits, and may quote from organizations that track the rates offered on such deposits. Bank deposits are insured by an agency of the federal government up to specified limits. In contrast, Portfolio shares are not insured, the value of Portfolio shares may fluctuate, and an investor's shares, when redeemed, may be worth more or less than the investor originally paid for them. Unlike the interest paid on many certificates of deposit, which remains at a specified rate for a specified period of time, the return of each class of shares will vary.


Each Portfolio may advertise examples of the potential benefits of periodic investment plans, such as dollar cost averaging, a long-term investment technique designed to lower average cost per share. Under such a plan, an investor invests in a mutual fund at regular intervals a fixed dollar amount thereby purchasing more shares when prices are low and fewer shares when prices are high. Although such a plan does not guarantee profit or guard against loss in declining markets, the average cost per share could be lower than if a fixed number of shares were purchased at the same intervals. Investors should consider their ability to purchase shares through low price levels.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

State Street Bank and Trust Company ("State Street"), P.O. Box 1790, Boston, Massachusetts 02105, serves as custodian of the Corporation's assets. As such, State Street holds in safekeeping certificated securities and cash belonging to the Corporation and, in such capacity, is the registered owner of securities in book-entry form belonging to the Corporation. Upon instruction, State Street receives and delivers cash and securities of the Corporation in connection with Portfolio transactions and collects all dividends and other distributions made with respect to a Portfolio's securities. State Street also maintains certain accounts and records of the Corporation. State Street also calculates the total net asset value, total net income and net asset value per share of each Portfolio on a daily basis (and as otherwise may be required by the 1940 Act) and performs certain accounting services for all Portfolios of the Corporation.

Boston Financial Data Services, Inc., P.O. Box 953, Boston, Massachusetts 02103, serves as transfer and dividend-disbursing agent and administrator of various shareholder services pursuant to a delegation of such duties from State Street. Shareholders who request a historical transcript of their account will be charged a fee based upon the number of years researched. LM Fund Services, Inc., 11155 Red Run Boulevard, Owings Mills, Maryland 21117, as sub-transfer agent, provides shareholder services to the Corporation and receives compensation from the Corporation at a rate generally equal to its costs in providing such services. LM Fund Services, Inc. is a subsidiary of Legg Mason, Inc. The Corporation reserves the right, upon 60 days' written notice, to make other charges to investors to cover administrative costs.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP serves as the Portfolios' independent registered public accounting firm. PricewaterhouseCoopers LLP conducts an annual audit of the Portfolios, assists in the preparation of each Portfolio's federal and state income tax returns and consults with the Portfolios as to matters of accounting and federal and state income taxation. The Corporation's Annual Report for the fiscal year ended March 31, 2004 contains the audited financial statements for each operative Portfolio of the Corporation, including the notes thereto, as well as the report of PricewaterhouseCoopers LLP relating thereto, each of which is hereby incorporated by reference in its entirety into this SAI. The financial highlights included in the Prospectus and incorporated by reference into this SAI and the financial statements incorporated by reference into this SAI have been so included and incorporated in reliance upon the report of PricewaterhouseCoopers LLP, given on their authority as experts in auditing and accounting.

LEGAL COUNSEL

Ropes & Gray LLP, New York, New York, serves as legal counsel to the
Corporation.

APPENDIX A:    RATINGS OF SECURITIES

Description of Moody's Investors Service, Inc. ("Moody's") corporate bond ratings:

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are to be considered upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds that are rated Baa are considered medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Description of Standard & Poor's corporate bond ratings:

AAA: This is the highest rating assigned by Standard & Poor's to an obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of Moody's preferred stock ratings:

aaa: An issue that is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stock.

aa: An issue that is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue that is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa: An issue that is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: An issue that is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

Description of Moody's Short-Term Debt Ratings

Prime-1: Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor's Commercial Paper Ratings

A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for the issues designated "A-1".

APPENDIX B:  PROXY VOTING POLICIES AND PROCEDURES OF THE CORPORATION

                                   BACKGROUND

Western Asset Management Company ("Western Asset") has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

                                     POLICY

Western Asset's proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

                                   PROCEDURES

RESPONSIBILITY AND OVERSIGHT

The Western Asset Compliance Department ("Compliance Department") is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support ("Corporate Actions"). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

CLIENT AUTHORITY

Prior to August 1, 2003, all existing client investment management agreements ("IMAs") will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

PROXY GATHERING

Registered owners of record, client custodians, client banks and trustees ("Proxy Recipients") that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

PROXY VOTING

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

     a.   Proxies are reviewed to determine accounts impacted.

     b. Impacted accounts are checked to confirm Western Asset voting authority.

     c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

     d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client's proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

     e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst's or portfolio manager's basis for their decision is documented and maintained by the Compliance Department.

     f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

TIMING

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

RECORDKEEPING

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

     a.   A copy of Western Asset's policies and procedures.

     b.   Copies of proxy statements received regarding client securities.

     c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

     d. Each written client request for proxy voting records and Western Asset's written response to both verbal and written client requests.

     e.   A proxy log including:

          1. Issuer name;
          2. Exchange ticker symbol of the issuer's shares to be voted;
          3. Council on Uniform Securities Identification Procedures ("CUSIP") number for the shares to be voted;
          4. A brief identification of the matter voted on;
          5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;
          6. Whether a vote was cast on the matter;
          7. A record of how the vote was cast; and
          8. Whether the vote was cast for or against the recommendation of the issuer's management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset's offices.

DISCLOSURE

Western Asset's proxy policies are described in the firm's Part II of Form ADV. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

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CONFLICTS OF INTEREST

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

     1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

     2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, "Voting Persons") is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

     3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

                                VOTING GUIDELINES

Western Asset's substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company's board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to non-U.S. issuers.

I.   Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

     1.   Matters relating to the Board of Directors

          Western Asset votes proxies for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

          a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

          b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

          c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

          d. Votes are cast on a case-by-case basis in contested elections of directors.

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     2.   Matters relating to Executive Compensation

     Western Asset generally favors compensation programs that relate executive compensation to a company's long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

     a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

     b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

     c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

     d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

     3.   Matters relating to Capitalization

     The management of a company's capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company's capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

     a. Western Asset votes for proposals relating to the authorization of additional common stock.

     b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

     c. Western Asset votes for proposals authorizing share repurchase programs.

     4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

     Western Asset votes these issues on a case-by-case basis on board-approved transactions.

     5.   Matters relating to Anti-Takeover Measures

     Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

     a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

     b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

     6.   Other Business Matters

     Western Asset votes for board-approved proposals approving such routine business matters such as changing the company's name, ratifying the appointment of an Independent Registered Public Accounting Firm and procedural matters relating to the shareholder meeting.

     a. Western Asset votes on a case-by-case basis on proposals to amend a company's charter or bylaws.

     b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.  Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

     1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

     2. Western Asset votes for shareholder proposals that are consistent with Western Asset's proxy voting guidelines for board-approved proposals.

     3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

     1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients' portfolios.

     2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.  Voting Shares of Non-U.S. Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers - i.e. issuers that are incorporated under the laws of a non-U.S. jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for non-U.S. issuers and therefore apply only where applicable.

     1.Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

     2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

     3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

     4.   Western Asset votes on a case-by-case basis on proposals relating to
     (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

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APPENDIX C:    PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES

A Western Asset Funds, Inc. ("Fund") shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Governance and Nominating Committee's consideration.

     1. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

     2. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than one hundred and twenty (120) calendar days nor more than one hundred and thirty-five (135) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

     3. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Fund's books; (iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Governance and Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

                                       C-1